         As Filed With The Securities And Exchange Commission On June 5, 1997



                                                              File No. 333-22967



                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549

                                      FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-Effective Amendment No. 1



Post-Effective Amendment No.
                             ---



                           THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


              One East Liberty Street, Third Floor, Reno, Nevada  89501
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)


                                    (702) 785-2300
--------------------------------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


                                Mr. Louis G. Navellier
                           The Navellier Performance Funds
                            One East Liberty, Third Floor
                                 Reno, Nevada  89501
--------------------------------------------------------------------------------
                  (Name and Address of Agent for Service of Process)

                                      Copies to:

                               Samuel Kornhauser, Esq.
                            155 Jackson Street, Suite 1807
                           San Francisco, California  94111


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.




The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. The Registrant has undertaken to file on February 28, 1998, a Rule 24f-2 Notice for its most recent fiscal year ended December 31, 1997.

                           THE NAVELLIER PERFORMANCE FUNDS


                          CONTENTS OF REGISTRATION STATEMENT

                  This Registration Statement contains the following
                                 pages and documents:

                                     Front Cover
                                    Contents Page
                                Cross-Reference Sheet
                               Letters to Shareholders
                              Notice of Special Meeting


                                        PART A

                         Combined Prospectus/Proxy Statement


                                        PART B

                         Statement of Additional Information


                                        PART C

                                  Other Information
                                      Signatures
                                       Exhibits

                           THE NAVELLIER PERFORMANCE FUNDS

                         REGISTRATION STATEMENT ON FORM N-14

                                CROSS REFERENCE SHEET


                    N-14                             LOCATION IN
                  ITEM NO.                      REGISTRATION STATEMENT
                  --------                      ----------------------

           PART A.  INFORMATION REQUIRED IN PROSPECTUS/PROXY STATEMENT
           -----------------------------------------------------------
 1.    Beginning of Registration      Cover Page; Cross Reference Sheet
       Statement and Outside Front
       Cover Page of Prospectus

 2.    Beginning and Outside Back     Table of Contents
       Cover Page of Prospectus

 3.    Synopsis and Risk Factors      Synopsis; Principal Risk Factors

 4.    Information About the          Synopsis; The Proposed Transactions;
       Transaction                    Appendix A

 5.    Information About the          Synopsis; Comparison of Investment
       Registrant                     Objectives and Policies; Principal Risk
                                      Factors; Additional Information About the
                                      Acquiring Fund and the Acquiring Fund
                                      Shares; Miscellaneous; Current Prospectus of The Navellier Aggressive Small Cap
                                      Portfolio

 6.    Information About the Company  Synopsis; Comparison of Investment
       Being Acquired                 Objectives and Policies; Principal Risk
                                      Factors; Additional Information About the
                                      Portfolio and the Portfolio Shares;
                                      Current Prospectus of The  MFS Aggressive
                                      Small Cap Equity Portfolio

 7.    Voting Information             Introduction and Voting Information;
                                      Synopsis

 8.    Interest of Certain Persons    Introduction and Voting Information; The
       and Experts                    Proposed Transactions; Miscellaneous

 9.    Additional Information         Not Applicable
       Required for Reoffering by
       Persons Deemed to be
       Underwriters

                    N-14                             LOCATION IN
                  ITEM NO.                      REGISTRATION STATEMENT
                  --------                      ----------------------

      PART B:  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
      --------------------------------------------------------------------
 10.   Cover Page                     Cover Page

 11.   Table of Contents              Table of Contents

 12.   Additional Information About   Current Statement of Additional
       the Registrant                 Information of The Navellier Aggressive
                                      Small Cap Portfolio of The Navellier
                                      Performance Funds

PART B:  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION (CONTINUED)
-------------------------------------------------------------------------------

 13.   Additional Information About   Current Statement of Additional
       the Company Being Acquired     Information of The Navellier Series Fund

 14.   Financial Statements           Current Annual Report of The Navellier
                                      Performance Funds; Current Annual Report of The Navellier Series Fund; "PRO FORMA
                                      FINANCIAL STATEMENTS"

                           PART C:  OTHER INFORMATION
                           --------------------------

 15.   Indemnification                Indemnification

 16.   Exhibits                       Exhibits

 17.   Undertakings                   Undertakings

                                  LOUIS G. NAVELLIER
                                         AND
                              NAVELLIER MANAGEMENT INC.
               (FORMER INVESTMENT ADVISOR TO THE NAVELLIER SERIES FUND)


                         ONE EAST LIBERTY STREET, THIRD FLOOR
                                  RENO, NEVADA 89501

                                    1-800-887-8671


                                     JUNE 5, 1997


                                TO THE SHAREHOLDERS OF


                 THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
              RECENTLY RENAMED THE MFS AGGRESSIVE SMALL CAP EQUITY FUND


Dear Shareholder:


A special meeting of the shareholders of The Navellier Aggressive Small Cap Equity Portfolio recently renamed the MFS Aggressive Small Cap Equity Fund (the "Portfolio"), a series of The Navellier Series Fund recently renamed the MFS Series Trust, will be held at 10:00 A.M., Pacific Standard Time, on June 19, 1997, at the offices of Navellier Management, Inc., at One East Liberty Street, Third Floor, Reno, Nevada 89501 (the "Meeting"). The shareholders of the Portfolio (the "Shareholders") will vote on an Agreement and Plan of Reorganization (the "Plan"). Under the Plan, the formerly named Navellier Aggressive Small Cap Equity Portfolio will merge into The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund"), a separate portfolio of The Navellier Performance Funds (the "Reorganization"). The Acquiring Fund has investment objectives and policies which are essentially the same as the investment objectives, investment style and policies of the Portfolio when it was managed by Navellier Management, Inc.



If the Plan is approved and implemented by the Portfolio, the Shareholders of the Portfolio will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her investment in the Portfolio. No sales charge will be imposed as a result of the Reorganization. The Reorganization will be conditioned upon receipt of an opinion of counsel indicating that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.



I and a group of shareholders of the Portfolio who own more than 10% of the shares of the Portfolio and Navellier Management, Inc. (the former Investment Advisor to The Navellier Series Fund's Navellier Aggressive Small Cap Equity Portfolio) are proposing a shareholder vote for a merger of the Portfolio into the Acquiring Fund. I and Navellier Management, Inc. ("The Navellier Group") are soliciting your proxy (vote) because we (the "Navellier Group") believe that the proposed merger should benefit Shareholders by reducing portfolio operating costs through the elimination or reduction of duplicate or excessive expenses and reinstating Navellier Management, Inc. and its investment style as your Investment Advisor. We believe that you invested in the Portfolio because of Navellier's unique investment style (application

To the Shareholders of
The formerly named Navellier Aggressive Small Cap Equity Portfolio
June 5, 1997
Page 2




of modern portfolio theory) and that the independent Trustees did not act in your best interests when they replaced Navellier Management, Inc. with another investment advisor, Massachusetts Financial Services ("MFS") which uses a different investment style and investment philosophy than the one you chose.



The Independent Trustees of The Navellier Series Fund did not vote to approve the proposed Reorganization but rather, voted to direct Navellier Management, Inc. to prepare and file this Proxy Solicitation so you, the Shareholders of the formerly named Navellier Aggressive Small Cap Equity Portfolio, could decide whether to merge the Portfolio into the Navellier Aggressive Small Cap Portfolio of The Navellier Performance Funds. After Navellier Management, Inc. filed preliminary proxy material with the Securities and Exchange Commission, we believe the independent trustees of the Portfolio attempted to sabotage your vote on the merger by refusing to rehire Navellier Management, Inc. and substituting MFS as temporary investment advisor to the Portfolio. We believe the independent trustees and MFS attempted to block the merger and keep MFS as investment advisor by sending you inaccurate and misleading information about Navellier Management, Inc. by falsely asserting that Navellier Management, Inc. had "SEC regulatory problems". Those assertions regarding regulatory problems and others regarding the withholding of information are FALSE. Navellier Management, Inc. provided the Trustees with all information they were entitled to and Navellier Management, Inc. had NO SEC or regulatory problems. We believe the reason Navellier Management, Inc. was removed as Investment Advisor and Administrator of the Portfolio was because the independent trustees were angry at Navellier for firing their friend who was Navellier's head of marketing and because the merger would eliminate their jobs and fees as Trustees. The independent Trustees took and are taking their actions to "get back" at Navellier. The Navellier Group believes that this Reorganization is in the best interest of the Portfolio and the Shareholders and, therefore, recommends that the Shareholders vote FOR approving the Plan.



WE STRONGLY URGE YOU TO REVIEW, COMPLETE, AND RETURN YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP TO AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. LOUIS NAVELLIER AND NAVELLIER MANAGEMENT, INC. ARE PAYING FOR THIS PROXY SOLICITATION AND WILL NOT SEEK REIMBURSEMENT FROM THE FUND OR YOU. THE TRUSTEES AND MFS ARE CHARGING YOU AND THE OTHER SHAREHOLDERS FOR THEIR OPPOSITION. AFTER REVIEWING THE ENCLOSED MATERIALS, PLEASE EXERCISE YOUR RIGHT TO VOTE TODAY AND VOTE FOR BY COMPLETING, DATING, AND SIGNING EACH PROXY CARD YOU RECEIVE AND MAILING THE PROXY IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN JUNE 19, 1997.

To the Shareholders of
The formerly named Navellier Aggressive Small Cap Equity Portfolio
June 5, 1997
Page 3




Please note that you may receive more than one proxy package if you hold shares of the Portfolio in more than one account. You should return separate proxy cards for each such account. If you have any questions, please call Navellier Management, Inc. at 1-800-887-8671.


                             Sincerely,

                             Louis G. Navellier




                             ------------------------------------------------
                             Shareholder, former Trustee of The Navellier Aggressive Small Cap Equity Portfolio of The Navellier Series Fund and President of Navellier Management Inc., (former Investment Advisor to The Navellier Aggressive Small Cap Equity Portfolio of The Navellier Series Fund)

                                  LOUIS G. NAVELLIER
                                         AND
                              NAVELLIER MANAGEMENT, INC.

             (THE FORMER INVESTMENT ADVISOR TO THE NAVELLIER SERIES FUND)



                         ONE EAST LIBERTY STREET, THIRD FLOOR
                                  RENO, NEVADA 89501

                                   ---------------


          THE FORMERLY NAMED NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

                                   ---------------

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               TO BE HELD JUNE 19, 1997



To: The Shareholders of The Formerly Named Navellier Aggressive Small Cap
    Equity Portfolio of The Formerly Named Navellier Series Fund



    You are hereby notified that a Special Meeting of the Shareholders of the formerly named Navellier Aggressive Small Cap Equity Portfolio of the formerly named Navellier Series Fund will be held at the former offices of The Navellier Series Fund located at One East Liberty Street, Third Floor, Reno, Nevada, on June 19, 1997, at 10:00 a.m. (Pacific Standard Time), for the purpose of considering and voting upon the following matters:



PROPOSAL 1.   With respect to the Aggressive Small Cap Equity Portfolio of The formerly named Navellier Series Fund (the "Portfolio")



    To approve or disapprove an Agreement and Plan of Reorganization (the "Plan"), whereby The formerly named Navellier Aggressive Small Cap Equity Portfolio would transfer all of its assets to The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund") of The Navellier Performance Funds in a tax-free exchange for shares of beneficial interest in the Acquiring Fund that would be distributed to the shareholders of The Navellier Aggressive Small Cap Equity Portfolio. Also, as part of the Plan, the Acquiring Fund would assume all the liabilities of the formerly named Navellier Aggressive Small Cap Equity Portfolio.


PROPOSAL 2.   With respect to the Portfolio:

    To transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

    The transactions contemplated by the Plan of Reorganization and related matters are described in the attached Combined Prospectus/Proxy Statement. A copy of the form of the Plan is attached as Appendix A thereto.

    You are entitled to vote at the Meetings, and any adjournment(s) thereof, if you owned shares of the Portfolio at the close of business on April 16, 1997. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card marked FOR in the enclosed self-addressed, postage-paid return envelope.



June 5, 1997                      Louis G. Navellier




                        ------------------------------------------------------
                        Shareholder and former Trustee of the formerly named Navellier Aggressive Small Cap Equity Portfolio of the formerly named Navellier Series Fund, and President of Navellier Management, Inc. (former Investment Advisor to the formerly named Navellier Series Fund)

                                YOUR VOTE IS IMPORTANT
                          NO MATTER HOW MANY SHARES YOU OWN




    PLEASE VOTE FOR PROPOSAL 1 ON THE ENCLOSED GOLD PROXY CARD, THEN PLEASE
DATE AND SIGN THE CARD AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" EACH APPLICABLE PROPOSAL NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DELAY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR GOLD PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED. A VOTE OF 67% OF THE SHARES OF THE PORTFOLIO WHICH ARE PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE (IF MORE THAN 50% OF THE OUTSTANDING SHARES OF RECORD ARE PRESENT IN PERSON OR BY PROXY) OR MORE THAN 50% OF THE OUTSTANDING SHARES ENTITLED TO VOTE, WHICHEVER IS LESS, IS REQUIRED TO PASS ANY PROPOSAL, SO RETURN OF YOUR PROXY IS IMPORTANT. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, SUCH PROXY CARDS CANNOT BE VOTED.




                                  Louis G. Navellier


                                  ---------------------------------------------
                                  Shareholder and former Trustee of the
                                  formerly Named Navellier Aggressive Small Cap Equity Portfolio of the formerly named Navellier Series Fund, and President of Navellier Management, Inc. (former Investment Advisor to the formerly named Navellier Aggressive Small Cap Equity Portfolio)

                                  PROXY SOLICITATION
                                          BY

                                  LOUIS G. NAVELLIER
                                         AND
                              NAVELLIER MANAGEMENT, INC.

                 (THE FORMER INVESTMENT ADVISOR TO THE FORMERLY NAMED

                  NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO OF
                              THE NAVELLIER SERIES FUND)

                                   _______________

                         ONE EAST LIBERTY STREET, THIRD FLOOR
                                  RENO, NEVADA 89501
                                    1-800-887-8671

                         COMBINED PROSPECTUS/PROXY STATEMENT



This combined prospectus/proxy statement is being furnished in connection with the solicitation of proxies by Louis G. Navellier and Navellier Management, Inc., the former Investment Advisor to the formerly named Navellier Aggressive Small Cap Equity Portfolio ("Portfolio") of the formerly named Navellier Series Fund ("Fund"), for use at a special meeting of shareholders ("Shareholders") of the "Portfolio" to be held at 10:00 a.m., Pacific Standard Time, on June 19, 1997, at the offices of Navellier Management, Inc. located at One East Liberty Street, Third Floor, Reno, Nevada, and at any adjournment(s) thereof (the "Meeting"). The Meeting is being held so that shareholders can vote on a proposal made by Louis Navellier and Navellier Management, Inc:


PROPOSAL 1.   With respect to the Aggressive Small Cap Equity Portfolio of The formerly named Navellier Series Fund (the "Portfolio")


    To approve or disapprove an Agreement and Plan of Reorganization (the "Plan"), whereby the formerly named Navellier Aggressive Small Cap Equity Portfolio would transfer all of its assets to The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund") of The Navellier Performance Funds in a tax-free exchange for shares of beneficial interest in the Acquiring Fund that would be distributed to the shareholders of The Navellier Aggressive Small Cap Equity Portfolio. Also, as part of the Plan, the Acquiring Fund would assume all the liabilities of the formerly named Navellier Aggressive Small Cap Equity Portfolio.

The Fund is a series investment company organized by Louis Navellier as a Business Trust in the State of Delaware with one class of common stock outstanding, with such class representing an interest in a separate series of the Fund. Since only one portfolio currently exists, all shareholders of the Fund are being solicited in connection with the Meeting.



The purpose of the Meeting is to consider a proposed Plan of Reorganization (the "Plan"), which would effect the merger of the Portfolio into The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund") of The Navellier Performance Funds, and the transactions contemplated thereby, as described below (collectively, the "Reorganization"). The Navellier Performance Funds is a series open-end investment company which seeks capital appreciation by investing in growth securities. The Plan has been proposed by Mr. Navellier and Navellier Management, Inc. (the Fund's former Investment Advisor). A group of shareholders owning more than 10% of the shares of the Portfolio who would like to vote on the Plan have demanded a shareholder meeting to vote on the proposal to merge the Portfolio into the Acquiring Fund. The Board of Trustees of the Fund (the "Board") had not approved the Plan but had instead directed Navellier Management, Inc. to prepare a proxy solicitation so that a shareholders meeting of the Portfolio could be held to vote on the Plan. Pursuant to the Plan, all of the assets of the Portfolio would be acquired by the Acquiring Fund (which has investment policies the same as those which the Portfolio had when Navellier Management, Inc. was Investment Advisor to the Portfolio), in a tax-free exchange for shares of beneficial interest in the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of all the liabilities of the Portfolio. Specifically, it is proposed that the assets of the Portfolio be transferred to the Acquiring Fund in a tax-free exchange for Acquiring Fund Shares of value equal to the assets transferred from the Portfolio. Following such transfer, the Acquiring Fund Shares received by the Portfolio would then be distributed pro rata to the shareholders of the Portfolio, and then the Portfolio would be liquidated. As a result of the proposed transactions, each shareholder of the Portfolio would receive a number of full and fractional Acquiring Fund Shares having a total net asset value equal, on the effective date of the Reorganization, to the net asset value of the Shareholder's shares of common stock in the Portfolio. In order to have a merger, the Trustees must approve the merger.


This combined prospectus/proxy statement, which should be retained for future reference, sets forth concisely the information about the Portfolio and the Acquiring Fund, and the transactions contemplated by the proposed Reorganization, that an investor should know before voting on the proposed Reorganization. A copy of the current Prospectus of The Navellier Performance Funds dated November 26, 1996 is included with this combined prospectus/proxy statement for each Shareholder of the Portfolio, and is incorporated by reference herein.


A Statement of Additional Information regarding The Navellier Performance Funds dated November 26, 1996 has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference herein. Copies of such Statement of Additional Information also may be obtained without charge by contacting Navellier Management Inc. ("NMI") at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc., toll-free at 1-800-887-8671.



A Prospectus and a Statement of Additional Information regarding the Portfolio dated May 1, 1997 also has been filed with the Commission and each is incorporated by reference herein.

Copies of these Portfolio documents also may be obtained without charge by contacting Navellier Management, Inc., at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc., toll-free at 1-800-887-8671.



A Statement of Additional Information dated June 5, 1997, relating to the proposed transactions described in this combined prospectus/proxy statement, including historical financial statements, has been filed with the Commission and is incorporated by reference herein. Copies of this Statement of Additional Information may be obtained without charge by contacting Navellier Management, Inc., at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc., toll-free at 1-800-887-8671.


                                 --------------------

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                   SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
               PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
              ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------------



        The date of this Combined Prospectus/Proxy Statement is June 5, 1997.

                         COMBINED PROSPECTUS/PROXY STATEMENT

                                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Introduction and Voting Information  . . . . . . . . . . . . . . . . . . .

         Special Meeting; Voting of Proxies; Adjournment . . . . . . . . .
         Proxy Solicitation  . . . . . . . . . . . . . . . . . . . . . . .
         Revocation of Proxies . . . . . . . . . . . . . . . . . . . . . .
         No Dissenters' Rights of Appraisal  . . . . . . . . . . . . . . .
         Additional Voting Information . . . . . . . . . . . . . . . . . .

Synopsis

         The Proposed Reorganization . . . . . . . . . . . . . . . . . . .
         Investment Objectives and Policies  . . . . . . . . . . . . . . .
         Operations of The Navellier Aggressive Small Cap Portfolio of
           The Navellier Performance Funds ("Acquiring Fund")
            Following the Reorganization . . . . . . . . . . . . . . . . .
         Management Fees, Administrative Fees, and Other
           Operating Expenses  . . . . . . . . . . . . . . . . . . . . .
         Purchases and Exchanges . . . . . . . . . . . . . . . . . . . . .
         Redemption Procedures and Fees  . . . . . . . . . . . . . . . . .
         Dividends and Distributions; Automatic Reinvestment . . . . . . .
         Federal Tax Consequences of the Proposed Reorganization . . . . .
         Costs and Expenses of the Reorganization  . . . . . . . . . . . .
         Continuation of Shareholder Accounts; Share Certificates  . . . .
         Form of Organization of the Acquiring Fund  . . . . . . . . . . .

Comparison of Investment Objectives and Policies . . . . . . . . . . . . .

         Investment Objectives and Policies  . . . . . . . . . . . . . . .
         Certain Investment Restrictions and Limitations . . . . . . . . .

Principal Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . .

The Proposed Transactions  . . . . . . . . . . . . . . . . . . . . . . . .

         Agreement and Plan of Reorganization  . . . . . . . . . . . . . .
         Reasons for the Proposed Transactions . . . . . . . . . . . . . .
         Description of Securities to Be Issued  . . . . . . . . . . . . .
         Federal Income Tax Consequences . . . . . . . . . . . . . . . . .
         Pro Forma Capitalization and Ratios . . . . . . . . . . . . . . .
         Dissolution of the Portfolios . . . . . . . . . . . . . . . . . .
         Navellier Group Recommendation  . . . . . . . . . . . . . . . . .
         Required Vote . . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information About the Acquiring Fund and the Acquiring
  Fund's shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information About the Portfolio and the Portfolio Shares  . . .

Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

         Available Information . . . . . . . . . . . . . . . . . . . . . .
         Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . .
         Financial Statements and Experts  . . . . . . . . . . . . . . . .

Other Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Appendix A:  Form of Agreement and Plan of Reorganization

                                        PART A

                          SOLICITATION BY LOUIS G. NAVELLIER
                                         AND
                             NAVELLIER MANAGEMENT, INC.
             (THE FORMER INVESTMENT ADVISOR TO THE NAVELLIER SERIES FUND)


                         ONE EAST LIBERTY STREET, THIRD FLOOR
                                  RENO, NEVADA 89501
                                    1-800-887-8671

                                   ---------------


                       THE FORMERLY NAMED NAVELLIER SERIES FUND
                                 (THE FORMERLY NAMED
                   NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO)


                                   ---------------

                         COMBINED PROSPECTUS/PROXY STATEMENT


                           SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD ON
                                    JUNE 19, 1997


                                   ---------------


                         INTRODUCTION AND VOTING INFORMATION

SPECIAL MEETING; VOTING OF PROXIES; ADJOURNMENT


This combined prospectus/proxy statement is being furnished to the shareholders of the formerly named Navellier Series Fund's formerly named Navellier Aggressive Small Cap Equity Portfolio ("Portfolio") in connection with the solicitation by Louis G. Navellier and Navellier Management, Inc., the former Investment Advisor to the Portfolio, (collectively the "Navellier Group") of proxies to be used at a special meeting of the shareholders of this Portfolio to be held on June 19, 1997 at 10:00 a.m. at the offices of Navellier Management, Inc., located at One East Liberty Street, Third Floor, Reno, Nevada 89501, and at any adjournment(s) thereof (the "Meeting"). The purpose of the Meeting is to vote on the proposed tax-free Reorganization (the "Plan") to merge the Portfolio into The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund"), which is a series of The Navellier Performance Funds, pursuant to the terms and conditions of the Plan, as described below in greater detail. A vote on the approval or disapproval of the Plan will be conducted at the Meeting by the shareholders of the Portfolio.

Shareholders of record of the Portfolio at the close of business on April 16, 1997 (the "Record Date") will be entitled to vote at the Meeting. Such holders of shares of beneficial interest in the Portfolio ("Portfolio Shares") are entitled to one vote for each Portfolio Share held and to fractional votes for fractional Portfolio Shares held. A quorum for the Portfolio must be present in person or represented by Proxy for the transaction of business at the Meeting. The holders of record of one-third of the

Portfolio Shares outstanding at the close of business on that Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Shareholders of the Portfolio. A quorum being present, the approval at the Meeting by the shareholders of the Portfolio for the Reorganization requires the affirmative vote of at least 67% of the outstanding shares of the Portfolio present in person or represented by proxy at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy or more than 50% of the outstanding shares entitled to vote, whichever is less.

If either (i) a quorum is not present at the Meeting or (ii) a quorum is present but sufficient votes in favor of a matter proposed at the Meeting (a "Proposal"), as set forth in the Notice of this Meeting, are not received by June 19, 1997, then the persons named as attorneys and proxies in the enclosed proxy ("Proxies") may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least one-third of the shares present in person or by proxy. The persons named as Proxies will vote those proxies that such persons are required to vote FOR such Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A Shareholder vote may be taken on a Proposal in this combined prospectus/proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as Proxies on the enclosed GOLD proxy card will vote in accordance with your direction, as indicated thereon, if your proxy card is received and is properly executed. If you properly execute your GOLD proxy and give no voting instructions with respect to a Proposal, your shares will be voted in favor of the Proposal. The duly-appointed Proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. Mr. Navellier and the Navellier Group are not aware of any other matters to come before the Meeting.

If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on the Plan, then the Portfolio Shares covered by such broker non-vote shall be deemed present at the Meeting for the purposes of determining a quorum, but shall not be deemed to be represented at the Meeting for the purposes of calculating the number of Portfolio Shares present in person or represented by proxy at the Meeting with respect to the Plan or any other Proposal.


PROXY SOLICITATION


Proxies will be solicited by mail and, if necessary to obtain the requisite representation of Shareholders, Mr. Navellier also may solicit proxies by telephone, telegraph, and/or personal interview by representatives of Mr. Navellier, Navellier Management, Inc., employees of Navellier Management, Inc., the former Investment Advisor to the Portfolio, or their affiliates, and by representatives of any independent proxy solicitation service retained for the Meeting including MacKenzie Partners, Inc., a proxy solicitation firm. Mr. Navellier has agreed to pay MacKenzie Partners a base fee of $15,000 plus a bonus of $25,000 if the proposal herein is approved. Navellier Management, Inc., whose principal location is One East Liberty Street, Third Floor, Reno, Nevada 89501, will bear the costs of its solicitation, including the costs such as the preparation and mailing of the notice, the combined prospectus/proxy statement, and the proxy, and the solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph. Banks, brokers, and other persons holding Portfolio Shares registered in their names or in the names of their nominees will be reimbursed for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such Portfolio Shares.

Mr. Navellier, as sole owner of Navellier Management, Inc., has a financial interest in the outcome of the vote. Since any merger and removal of the present Trustees would result in Navellier

Management, Inc. being investment advisor to the merged Portfolio, for which it would receive investment advisory fees and administrative services fees.


The vote of the shareholders of the Acquiring Fund is not being solicited, since their approval or consent is not necessary for the approval of the Reorganization.

REVOCATION OF PROXIES


You may revoke your proxy: (i) at any time prior to the proxy's exercise by written notice to Navellier Management, Inc. at the above address prior to the Meeting; (ii) by the subsequent execution and return of another proxy prior to the Meeting; or (iii) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.


NO DISSENTERS' RIGHTS OF APPRAISAL


The purpose of the Meeting is to vote on the proposed tax-free Reorganization of the Portfolio into the Acquiring Fund, as described below in greater detail.
The Portfolio is a separate series of the formerly named Navellier Series Fund. The Declaration of Trust of the formerly named Navellier Series Fund (the "Declaration of Trust") does not entitle shareholders to appraisal rights (i.e., to demand the fair value of their shares) in the event of a reorganization or merger. Consequently, the shareholders will be bound by the terms of the Plan, if the Plan is approved at the Meeting for the Portfolio. Any Shareholder, however, may redeem his or her Portfolio Shares at net asset value prior to the closing date of the proposed Reorganization.


ADDITIONAL VOTING INFORMATION


As of the Record Date, there were outstanding and entitled to be voted 5,269,046 Portfolio Shares. As of the Record Date [Charles Schwab & Company, San Francisco, California held for the benefit of others ____% of the Portfolio.
The Fidelity Group held for the benefit of others ___% of the Portfolio and Smith Barney, held for the benefit of others __% of the Portfolio. Trustees and officers of The formerly named Navellier Series Fund own in the aggregate less than 1% of the shares of the Portfolio. To the knowledge of Mr. Navellier, no other person then owned more than 5% of the outstanding shares of the Portfolio.



As more fully described in this combined prospectus/proxy statement, the Meeting has been called for the following purpose:


PROPOSAL 1. With respect to the Aggressive Small Cap Equity Portfolio of The formerly named
             Navellier Series Fund (the "Portfolio")

    To approve or disapprove an Agreement and Plan of Reorganization (the "Plan"), whereby The formerly named Navellier Aggressive Small Cap Equity Portfolio would transfer all of its assets to The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund") of The Navellier Performance Funds in a tax-free exchange for shares of beneficial interest in the Acquiring Fund that would then be distributed to the shareholders of The formerly named Navellier Aggressive Small Cap Equity Portfolio. Also, as part of the Plan, the Acquiring Fund would assume all the liabilities of The formerly named Navellier Aggressive Small Cap Equity Portfolio.


As described below, if holders of more than 50% of the outstanding shares of record are present in person or by proxy, the approval by the Portfolio of Proposal 1 at the Meeting requires the affirmative vote of at least 67% of the Portfolio Shares present in person or represented by proxy at the Meeting or the vote of more than 50% of the outstanding shares entitled to vote, whichever is less.

A GROUP OF SHAREHOLDERS OWNING OVER 10% OF THE OUTSTANDING SHARES OF THE FORMERLY NAMED NAVELLIER SERIES FUND REQUESTED THIS MEETING. MR. NAVELLIER AND NAVELLIER MANAGEMENT, INC. ("THE NAVELLIER GROUP") RECOMMEND THAT THE REORGANIZATION DESCRIBED HEREIN BE APPROVED.



                                       SYNOPSIS

The following is a summary of certain information contained elsewhere in this combined prospectus/proxy statement, including the prospectuses of the Portfolio and the Acquiring Fund and the Agreement and Plan or Reorganization. Shareholders should read this entire combined prospectus/proxy statement carefully.

THE PROPOSED REORGANIZATION


Shareholders of the Portfolio will be asked at the Meeting to vote upon and approve the Plan, which provides for the Reorganization of the Portfolio. A copy of the form of the Plan is set forth in Appendix A to this combined prospectus/proxy statement. Pursuant to the Plan, the Portfolio, which is a series of the formerly named Navellier Series Fund, a diversified, open-end management investment company organized as a business trust under the laws of the State of Delaware, would be merged tax-free into the Acquiring Fund of The Navellier Performance Funds. The Acquiring Fund is a series of THE NAVELLIER PERFORMANCE FUNDS, an open-end management investment company organized under the laws of the State of Delaware as a business trust. The Plan sets forth the terms and conditions under which the proposed Reorganization may be consummated. The Independent Trustees (who are not "interested persons" as that term is defined in the Investment Company Act of 1940) of The formerly named Navellier Series Fund initially voted against the Reorganization, but then on November 11, 1996 instructed Navellier Management, Inc. to prepare a proxy statement so that the shareholders of the Portfolio could vote on whether or not to merge the Portfolio into the Acquiring Fund. Approval by the present Trustees or newly elected Trustees of the Portfolio would be required in order to merge the Portfolio into the Acquiring Fund.

Navellier Management, Inc. prepared and filed a Preliminary Proxy Statement and Registration Statement with the Securities and Exchange Commission on March 7, 1997 pursuant to that November 11, 1996 authorization. The independent trustees, however, took a number of actions thereafter which the Navellier Group believe were designed to prevent the shareholders of the Portfolio from voting on the proposal to merge and to defeat the proposed merger. For example, on March 13, 1997, the independent trustees voted unilaterally to let Navellier Management, Inc.'s investment advisory contract with the Portfolio lapse and to hire Massachusetts Financial Services Company ("MFS") as investment advisor to the Portfolio thereby effectively terminating Navellier Management, Inc. and substituting MFS as investment advisor. The independent trustees then sent out press releases and printed material to Portfolio shareholders. Those press releases and printed materials falsely and inaccurately claim that Navellier Management, Inc. had "SEC or regulatory problems" and failed to provide the trustees with necessary information. Those statements are false. Navellier Management, Inc. and the Portfolio did not have SEC or regulatory problems. Nor did Navellier Management, Inc. fail to provide the trustees with necessary and relevant information. Navellier Management, Inc. believes the independent trustees are spreading these false statements in an effort to taint Navellier Management, Inc. in order to induce shareholders to vote against the proposed merger and to vote for their proposed proxy to hire MFS as investment advisor to the Portfolio.

The Trustees, as part of their campaign against Navellier Management, Inc., held a trustees' meeting on April 10, 1997 to remove Louis Navellier and Alan Alpers as Trustees of the Portfolio. However, because the independent trustees only constituted 60% (3 out of 5) of the Trustees and 67% of the Trustees had to vote to remove a trustee, the independent trustees voted to increase the number of trustees from 5 to 6, then appointed Arnold Scott, a person affiliated with MFS. Then when they had 6 trustees they voted to remove Louis Navellier and Alan Alpers as Trustees. They gave no reason for the removal. Mr. Navellier believes that the independent trustees removed him as part of their continuing effort to impose MFS as investment advisor and to defeat the merger proposal.

The independent trustees also instructed Rushmore Savings & Trust, the Portfolio's Transfer Agent and Custodian, not to provide Navellier Management, Inc. with a shareholder list or with information regarding shareholders who have redeemed. The information is necessary for Navellier Management, Inc. to have an accurate tally of the shareholders necessary for a quorum, for an accurate tally of the number of shareholders necessary to have a group of 10% or more of the shareholders to demand a vote and to solicit shareholders' proxies. Navellier Management, Inc. believes MFS and the independent Trustees attempted to delay or block Navellier's access to this information in order to hinder the merger proxy and shareholder vote.

MFS also told Deloitte & Touche, the Portfolio's independent accountants, not to provide Navellier Management, Inc. with a consent to the use of the Portfolio's Financial Statement. The Navellier Group believes that MFS has so instructed Deloitte & Touche in order to make it more difficult and more time-consuming to get a proxy out and hold a shareholder meeting on the merger. Also the independent trustees have put out press releases saying even if the shareholders vote not to hire MFS as investment advisor that they will not retain Navellier Management, Inc. as Investment Advisor for the Portfolio. The independent trustees have also said in press releases and media interviews that they did not take their actions in order to preserve their jobs and fees as trustees. However, they caused to be filed a preliminary proxy statement with the Securities and Exchange Commission on April 10, 1997 in which they say they "CURRENTLY EXPECT to resign as trustees of the Trust no later than eighteen months following the Special Meeting." Thus the independent trustees make no assurance that they will resign and even if they do they may stay on and continue to be paid for 18 months more.

The independent trustees also stated in a March 26, 1997 press release, which they issued, that Navellier Management, Inc.'s failure to renew malpractice insurance was a reason why they did not renew Navellier Management, Inc.'s investment advisory contract. The malpractice insurance was an expense to the Portfolio's shareholders and would have provided insurance protection (at shareholder expense) to the trustees of the Portfolio for their negligence. It was the independent trustees who wanted such insurance.

Navellier Management, Inc. believes all of the above actions are indicative of the independent trustees' efforts to block or defeat the proposed merger, to install MFS as investment advisor to the Portfolio and for the independent trustees to retain their positions and fees as trustees of the Portfolio.

THE NAVELLIER GROUP BELIEVES THE REORGANIZATION PLAN SHOULD BE APPROVED. The consummation of the proposed transactions contemplated by the Reorganization is subject to a number of conditions set forth in the Plan, some of which conditions may be waived by the Trustees. See "The Proposed Transactions -- Agreement and Plan of Reorganization." Among the significant conditions (which may not be waived) for the Reorganization are (i) the receipt by each of the Funds of an opinion of counsel (or a revenue ruling of the U.S. Internal Revenue Service) as to certain Federal income tax aspects of the Reorganization (see "The Proposed Transactions -- Federal Income Tax Consequences") and (ii) the approval of the Plan by the affirmative vote of at least 67% of the Portfolio Shares present in person or by proxy if a quorum of shareholders is present or the holders of at least a majority of the outstanding voting Shares of the Portfolio, whichever amount is less and (iii) approval of the merger by the present or newly elected Trustees of the Portfolio. The Plan provides, with respect to the Reorganization, for the acquisition of all the assets of the Portfolio by Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of the Portfolio. The Acquiring Fund Shares received by Portfolio then would be distributed pro rata to the Shareholders of the Portfolio, and the outstanding Portfolio Shares of the Portfolio would be cancelled and the Portfolio would be liquidated. The Reorganization is anticipated to occur on June 21, 1997, or such later date as the parties may agree (the "Closing Date"). As a result of the proposed transactions contemplated by the Reorganization, each shareholder would receive a number of full and fractional shares of the corresponding Acquiring Fund having a total net asset value equal in value to the net asset value of his or her Portfolio Shares in the Portfolio as of the Closing Date of the Reorganization.


The following sets forth the Portfolio and the corresponding Acquiring Fund:


    Portfolio of                       Acquiring Fund of
    The Navellier Series Fund          The Navellier Performance Funds
    -------------------------          -------------------------------

    The formerly named Navellier       The Navellier Aggressive
    Aggressive Small Cap Equity             Small Cap Portfolio
    Portfolio

For the reasons set forth below under "The Proposed Transactions -- Reasons for the Proposed Transactions", the Navellier Group, including Mr. Navellier and the former Investment Advisor, have concluded that the Reorganization would be in the best interests of the Portfolio and its shareholders and that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. The Navellier Group, therefore, has submitted the Plan effecting the Reorganization for approval by the shareholders of the Portfolio at the Meeting and recommends a vote FOR the Plan.


INVESTMENT OBJECTIVES AND POLICIES


GENERAL. The Acquiring Fund and the Portfolio as it was originally chartered and managed by Navellier Management, Inc. up to March 15, 1997 each were chartered and managed the same, i.e. to invest in equities of small cap issuers. When the independent trustees replaced Navellier Management, Inc. with MFS on March 15, 1997, the investment style of the Portfolio changed. Navellier Management, Inc. used a modern portfolio theory style of stock selection as does the Acquiring Fund. The MFS investment advisor which the independent trustees replaced Navellier Management, Inc. with does not use modern portfolio theory to select stocks.


The investment objective of the Portfolio and of the Acquiring Fund is a fundamental policy which may not be changed without the approval of a vote of at least a "majority" (as that term is defined in the 1940 Act) of the outstanding shares, respectively, of the Portfolio or the Acquiring Fund. All other investment policies of the Portfolio and of the Acquiring Fund that are not specified as fundamental are not fundamental policies and may be changed by the Acquiring Fund Board of Trustees and the Portfolio Board of Trustees, respectively, without shareholder approval.


THE NAVELLIER SMALL CAP EQUITY PORTFOLIO ("PORTFOLIO"). The investment objective of the Portfolio is to seek to achieve long term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $1 Billion) with appreciation potential
by employing a modern portfolio theory to select securities.    While the
investment objectives remain the same, the stock selection process used to achieve that investment objective for the Portfolio changed after March 15, 1997 when Navellier Management, Inc. was effectively terminated by the independent trustees.

The investment objective of the Acquiring Fund is to seek to achieve long term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $1 Billion) with appreciation potential. The Acquiring Fund is a newly organized Portfolio of The Navellier Performance Funds. The Acquiring Fund has no significant history of operations. The Acquiring Fund has the same investment advisor (Navellier Management, Inc.) which the Portfolio had prior to March 15, 1997 and employs the same modern portfolio investment style which was used by the Portfolio prior to March 15, 1997.


For further discussion of the comparisons in the investment policies of the Acquiring Fund and of the Portfolio, see "Comparison of Investment Objectives and Policies" in this combined prospectus/proxy statement.

OPERATIONS OF THE NAVELLIER PERFORMANCE FUNDS AND THE ACQUIRING FUND FOLLOWING THE REORGANIZATION


The Navellier Performance Funds and the Acquiring Fund will continue to operate substantially the same as each did prior to the Reorganization. The responsibilities, powers and fiduciary duties of the Trustees of The Navellier Performance Funds are essentially the same as those of the Trustees of the Portfolio. Subject to the provisions of The Navellier Performance Funds Declaration of Trust, dated October 17, 1995 (the "Trust Declaration"), the business of The Navellier Performance Funds and the Acquiring Fund is managed by the Navellier Performance Funds Board of Trustees (the "Trust Board"), which has all powers necessary and appropriate to carry out that business responsibility. The Trust Board supervises the business affairs and investments of the Acquiring Fund. The Acquiring Fund of The Navellier Performance Funds receives investment advisory services from Navellier Management, Inc. which was, prior to March 15, 1997, also the Investment Advisor to the Portfolio. Administrative services for The Navellier Performance Funds are provided for by Navellier Management, Inc.


MANAGEMENT FEES, ADMINISTRATIVE FEES, AND OTHER OPERATING EXPENSES


MANAGEMENT FEES. Navellier Management, Inc., was, prior to March 15, 1997 (when it was replaced by MFS), investment advisor to the Portfolio pursuant to an investment management agreement between the formerly named Navellier Series Fund and Navellier Management, Inc. (the "Series Fund Management Contract"). Navellier Management, Inc. currently manages the investment and reinvestment of the assets of the Acquiring Fund, subject to the general supervision and control of the officers and Trustees of The Navellier Performance Funds. The Portfolio paid Navellier Management, Inc. and currently pays MFS an investment advisory fee at an annual rate of 1.25% of the aggregate average daily net asset value of the Portfolio. The Acquiring Fund pays Navellier Management, Inc. an investment advisory fee at an annual rate of 1.15% of the aggregate average daily net asset value of the Acquiring Fund.

Before March 15, 1997, Navellier Management, Inc. complied with all applicable state regulations which required it to make reimbursements, respectively to Portfolio or Acquiring Fund in the event that Portfolio's or Acquiring Fund's respective aggregate operating expenses (including the management fee, but generally excluding taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses) were in excess of specific applicable limitations. Navellier Management, Inc. continues to comply with those regulations as investment advisor to the Acquiring Fund.

ADMINISTRATIVE FEES AND OTHER OPERATING EXPENSES. Portfolio pays its own operating costs. Pursuant to an Administrative Services Agreement, Portfolio paid Navellier Management, Inc. an annual fee, pro rata monthly, of 0.25% of the aggregate average daily net asset value of the Portfolio to provide administrative services including shareholder servicing services to the Portfolio. After March 15, 1997, the Portfolio has been paying MFS the same 0.25% administrative services annual fee. The Acquiring Fund has an Administrative Services Agreement with Navellier Management, Inc. which has the same terms as the Administrative Services Agreement between Portfolio and Navellier Management, Inc. prior to March 15, 1997.


The following sets forth the fund operating expenses (as a percentage of the average daily net assets) for the Portfolio for the twelve-month period ended December 31, 1996. Adjacent to the column for

Portfolio expenses is presented the expected fund operating expenses (as a percentage of the average daily net assets) of the Acquiring Fund into which the Portfolio would merge under the Plan.

                                        TABLE


                                                                  COMBINED
                         PORTFOLIO         ACQUIRING FUND         PRO FORMA
                         ---------         --------------         ---------

Management Fees           1.25%                 1.15%               1.15%

Administrative Fees       0.25%                 0.25%               0.25%

Other Expenses            0.36%                 0.15%               0.15%
                     (before waiver of       (pro forma          (pro forma
                     reimbursement by      after waiver of     after waiver of
                    investment advisor)   reimbursement by    reimbursement by
                                         investment advisor)     investment
                                                                  advisor)

Total Fund
Operating Expenses        1.86%                 1.55%               1.55%
                     (before waiver of       (pro forma          (pro forma
                    reimbursement by       after waiver of     after waiver of
                    investment advisor)   reimbursement by    reimbursement by
                                         investment advisor)     investment
                                                                 advisor)(1)


As reflected above, it is expected that the Acquiring Fund will have lower total operating expenses than those historically incurred by Portfolio. Mr. Navellier believes that the lower management fee charged to the Acquiring Fund and avoiding or reducing duplicative costs by merging the Portfolio into the Acquiring Fund will save the Portfolio in excess of $100,000 per year by reducing the fees paid to trustees, outside counsel to the independent trustees, reducing duplicative printing and mailing and reduced management fees, and that the Reorganizations would be advantageous to and in the best interests of the Shareholders. See "The Proposed Transactions -- Reasons for the Proposed Transactions".

PURCHASES AND EXCHANGES


Acquiring Fund Shares are sold in a continuous offering and are offered to the public, and may be purchased through securities dealers or directly from the Acquiring Fund's underwriter, Navellier Securities Corp., at the net asset value
next computed after the receipt of a purchase order.   No sales charge is
imposed by Acquiring Fund or Navellier Securities Corp. on any purchase of Acquiring Fund Shares; however, securities dealers may charge a processing fee for orders transmitted by such dealers to the Acquiring Fund. The Portfolio's current underwriter, MFS Fund Distributors, Inc., sells Portfolio shares in a continuous offering to the public at the public offering price which includes a sales charge of between 3% and 0% as set forth in the current Prospectus for the Portfolio, and underwriter also may charge a contingent deferred sales charge, not to exceed 6% upon redemption of shares. Acquiring Fund does not charge any contingent deferred sales charge upon redemption.

Upon the effectiveness of the Reorganization, shareholders of the Acquiring Fund Shares will be entitled to the exchange privileges currently offered with respect to Acquiring Fund Shares. The Acquiring Fund currently offers an exchange privilege, including telephone exchange privileges, which, subject to certain restrictions, permit shares of any of the two other portfolios of The Navellier Performance Funds to be exchanged for shares of the Acquiring Fund. These exchanges are based upon each Portfolio's net asset value per share next computed following receipt of a properly-executed


------------------------
(1) This estimated 1.55% figure was arrived at based on an estimate that the investment advisor would waive reimbursement of approximately $270,849 in advanced expenses.

exchange request, without any sales charge, and are not subject to an early withdrawal fee. These exchanges also may be made only between identically-registered accounts, and these exchange privileges also are available only in states where the shares to be acquired may be legally sold. If the proposed merger does not occur, Portfolio shareholders will not be able to exchange their Portfolio shares for shares of any series of the Navellier Performance Funds. Except for the foregoing, there would be no material differences between the exchange privileges which shareholders of the Portfolio currently have and the exchange privileges which such shareholders will have as shareholders of the Acquiring Fund upon effectiveness of the Reorganization.


The Acquiring Fund has reserved the right to reject or refuse, at Acquiring Fund's discretion, any order for the purchase of its shares in whole or in part.

REDEMPTION PROCEDURES AND FEES


Acquiring Fund Shares may be redeemed at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption in proper form. Payment of redemption proceeds for redeemed Acquiring Fund Shares ordinarily are made within seven days after receipt of a redemption request in proper form and documentation. Shares of the Acquiring Fund may be redeemed without charge. Since March 15, 1997, pursuant to Portfolio's new distribution agreement with MFS Fund Distributors, Inc., MFS Fund Distributors, Inc. may charge a contingent deferred sales charge of up to 6% upon redemption of shares by Portfolio shareholders.


DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC REINVESTMENT

The Acquiring Fund and Portfolio each declares and pays dividends from the net investment income and short-term capital gains, if any, to shareholders during December of each year and distributes long-term capital gains, if any, to shareholders on an annual basis in December.

The income dividends and capital gains distributions for investors in the Acquiring Fund and in the Portfolio are each automatically reinvested, without sales charge, in additional shares of the Acquiring Fund and of the Portfolio respectively at the applicable net asset value of such shares calculated on the ex-dividend date unless such an investor has requested otherwise in writing.

FEDERAL TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION

The Acquiring Fund and the Portfolio will receive, as a condition to the Reorganization, an opinion of Samuel Kornhauser, counsel to The Navellier Performance Funds, to the effect, for Federal income tax purposes, that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is believed that no gain or loss generally will be recognized by The Navellier Performance Funds or by the Acquiring Fund, by the Fund or by the Portfolio, or by their respective shareholders (see "The Proposed Transactions -- Federal Income Tax Consequences").

COSTS AND EXPENSES OF THE REORGANIZATION


The Navellier Group will bear the costs, expenses, and professional fees incurred by them in the preparation and mailing of this notice and this combined prospectus/proxy statement and the proxy, and in their solicitation of proxies, which may include reimbursement to broker-dealers and others who forward proxy materials to their clients and the costs of a professional solicitation firm. See "Introduction and Voting Information -- Proxy Solicitation". The Portfolio shareholders will bear the costs of the Portfolio Trustees' opposition, if any, to the Navellier Group's proxy.

CONTINUATION OF SHAREHOLDER ACCOUNTS; SHARE CERTIFICATES

As a result of the proposed transactions contemplated by the Reorganization of the Portfolio into the Acquiring Fund, Shareholders would cease to be shareholders of the Portfolio and would receive on the books of the Acquiring Fund, that number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of his or her Portfolio Shares as of the close of business on the Closing Date.

The Acquiring Fund will establish accounts on the Closing Date for Shareholders which will contain the appropriate number of Acquiring Fund Shares. Acceptance of Acquiring Fund Shares by a Shareholder will be deemed to be authorization of the Acquiring Fund and its agents to establish, with respect to the Acquiring Fund, all of the account options, including telephone redemptions, if any, and dividend and distribution options, as have been established for the Shareholder's Portfolio account. Shareholders who are receiving payments under an Automatic Investment Plan, with respect to Portfolio Shares, will retain the same rights and privileges as to Acquiring Fund Shares under such an Automatic Investment Plan after the Reorganization. Similarly, no further action will be necessary in order to continue, with respect to Acquiring Fund Shares, any retirement plan currently maintained by a Shareholder with respect to Portfolio Shares.


As a series of a Delaware business trust, the Acquiring Fund will not issue certificates evidencing ownership of Acquiring Fund Shares. Shareholders of Portfolio will have their beneficial interests in Portfolio cancelled on the books of Portfolio in order to receive Acquiring Fund Shares on the books of Acquiring Fund as a result of the Reorganization.


No sales or other charges will be imposed in connection with the issuance of Acquiring Fund Shares to Portfolio Shareholders pursuant to the Reorganization.

FORM OF ORGANIZATION OF THE NAVELLIER PERFORMANCE FUNDS


The Navellier Performance Funds is an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust pursuant to the Declaration of Trust. The operations of The Navellier Performance Funds and the Acquiring Fund (a Portfolio of The Navellier Performance Funds) are governed by this Declaration of Trust, by The Navellier Performance Funds' By-Laws, and by Delaware Law, as applicable. The formerly named Navellier Series Fund is an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust. The operations of The formerly named Navellier Series Fund and the Portfolio are governed by The Navellier Series Fund Declaration of Trust dated May 28, 1993, and by Delaware law, as applicable. Both The Navellier Performance Funds and The formerly named Navellier Series Fund, as well as their series investment portfolios, are subject to the provisions of the 1940 Act, and the rules and regulations of the Commission thereunder. The Navellier Performance Funds is authorized to issue an unlimited number of shares of beneficial interest in one or more series investment portfolios or funds. Currently, The Navellier Performance Funds is composed of three (3) separate investment portfolios: The Navellier Aggressive Growth Portfolio, The Navellier Mid Cap Growth Portfolio and The Navellier Aggressive Small Cap Portfolio ("the Portfolio"). See "The Proposed Transactions - Description of Securities to Be Issued".


                   COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


As discussed below, the investment objective and policies of the Acquiring Fund and the Portfolio were, prior to March 15, 1997, essentially the same. Effective March 16, 1997, the independent trustees of Portfolio retained MFS as investment advisor to the Portfolio. MFS does NOT apply the proprietary modern portfolio theory investment style which Navellier Management, Inc. applied to investments for the Portfolio prior to March 15, 1997 and which Navellier Management, Inc. still applies in its investment advice for the Acquiring Fund.


INVESTMENT OBJECTIVE AND POLICIES

GENERAL. The Acquiring Fund and the Portfolio each invest in the common stocks of small cap companies (companies with market capitalization of less than $1 Billion).

INVESTMENT OBJECTIVE OF THE ACQUIRING FUND.


The Investment Objective of the Acquiring Fund is to achieve long-term growth of capital primarily through investment in small cap companies with appreciation potential. The Acquiring Fund invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Acquiring Fund is to seek to achieve long term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $1 Billion) with appreciation potential by applying the proprietary modern portfolio theory techniques of Navellier Management, Inc. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund's investment objectives may not be changed without shareholder approval. The Acquiring Fund should not be considered suitable for investors seeking current income. Investors in this Portfolio pay no sales charge and no 12b-1 fee.



INVESTMENT OBJECTIVE OF THE PORTFOLIO


The investment objective of the Portfolio is the same as the investment objective of the Acquiring Fund but, since March 15, 1997, when MFS was hired as investment advisor to the Portfolio, the investment style (method of stock selection) has changed. MFS does not use the modern portfolio theory style of stock selection which Navellier Management, Inc. used for the Portfolio prior to its replacement as investment advisor. The Portfolio's investment objective is to achieve long-term growth of capital primarily through investment in small cap companies with appreciation potential. The Portfolio invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Portfolio is to seek to achieve long term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $1 Billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. The Portfolio should not be considered suitable for investors seeking current income. Investors in the Portfolio pay a sales charge of between 3% and 0% and now may pay a contingent deferred sales charge to MFS of up to 6% upon redemptions. There is no 12b-1 fee.

OTHER INVESTMENTS. Both the Acquiring Fund and the Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the investment advisor, such investment will further their cash needs or temporary defensive needs. In addition, when the investment advisor feels that market or other conditions warrant it, for temporary defensive purposes, both the Acquiring Fund and the Portfolio may retain cash or invest all or any portion of their assets in cash equivalents, including money market mutual funds. Under normal conditions, both the Acquiring Fund's and Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of such fund. If either the Acquiring Fund's or the Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Acquiring Fund's Transfer Agent and Custodian. Cash deposits by both the Acquiring Fund and the Portfolio in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings, FSB accounts have only $100,000 protection.


CERTAIN INVESTMENT RESTRICTIONS AND LIMITATIONS


The investment restrictions and limitations of Acquiring Fund and those of the current Portfolio are substantially similar, however the Navellier investment style for the Acquiring Fund is different than the MFS investment style of the current Portfolio. Unless otherwise specified, the investment restrictions and limitations are considered to be "fundamental" policies, and, as such, may not be changed without approval of the holders of a "majority" (as that term is defined in the 1940 Act) of Acquiring Fund's or Portfolio's respective outstanding shares.


Both the Acquiring Fund and Portfolio may not:

     1. Purchase securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of Acquiring Fund's or Portfolio's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the voting securities of any class of such issuer would be held by Acquiring Fund or by Portfolio.

     2. Concentrate the Portfolio investments of Acquiring Fund or of Portfolio in any one industry. To comply with this restriction, no security may be purchased for Acquiring Fund or Portfolio if such purchase would cause the value of the aggregate investment of Acquiring Fund or of Portfolio in any one industry to be 25% or more of Acquiring Fund's or Portfolio's total assets (taken at market value).

     3. Purchase any securities or other property on margin, or engage in short sales of securities (unless it owns, or by virtue of its ownership of other securities has the right to obtain without payment of any additional consideration securities equivalent in kind and amount to the securities sold); PROVIDED, HOWEVER, that both Acquiring Fund and Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     4. Make cash loans, except that both the Acquiring Fund and Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

     5. Make securities loans, except that both the Acquiring Fund and Portfolio may make loans of the securities of Acquiring Fund or of Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of Acquiring Fund or Portfolio.

     6. Make investments in real estate or commodities or commodity contracts, including futures contracts, although both Acquiring Fund and Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Acquiring Fund or of Portfolio but only if such securities are small cap equity securities or constitute less than 35% of the Acquiring Funds or Portfolio's total assets.

     7. Invest in oil, gas, or other mineral exploration or development programs, although both the Acquiring Fund and Portfolio may purchase securities of issuers which engage in whole or in part of such activities, but only if such securities are small cap equity securities or constitute less than 35% of Acquiring Fund's or Portfolio's total assets.

     8.   Invest in or sell puts, calls, straddles, and any combination thereof.

     9. Purchase securities of companies for the purpose of exercising management or control.

     10. Participate in a joint or joint and several trading account in securities.

     11.  Purchase the securities of (i) other open-end investment companies, or
(ii) closed-end investment companies.

     12. Issue senior securities or borrow money, except that Acquiring Fund and Portfolio may (i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of Acquiring Fund or Portfolio, and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of Acquiring Fund or Portfolio with respect to which the borrowing has been made. Neither Acquiring Fund or Portfolio may invest in securities while the amount of its borrowing exceeds 5% of its total assets.

     13. Pledge, mortgage, or hypothecate its assets to an extent greater than 10% of its total assets to secure borrowings made pursuant to the provisions of Item 12 above.

                                PRINCIPAL RISK FACTORS


The principal risks associated with an investment in the Portfolio since March 15, 1997 and an investment in the Acquiring Fund are:

POSSIBLY NO INVESTMENT ADVISOR FOR THE PORTFOLIO AFTER JULY 12, 1997

On March 15, 1997 the independent Trustees allowed Navellier Management, Inc.'s investment advisory contract with the Portfolio to expire so they could hire MFS. However, MFS could only act as investment advisor for 120 days unless the Portfolio's shareholders voted to retain MFS. The Portfolio shareholders did not approve retaining MFS. Therefore, MFS cannot continue as investment advisor after July 12, 1997. The Trustees may not be able to hire another investment advisor for the Portfolio. Therefore, if the Portfolio is not merged into the Acquiring Fund prior to July 12, 1997, the Portfolio could be without an investment advisor.


LACK OF OPERATING HISTORY AND EXPERIENCE


The Acquiring Fund is a newly organized investment company portfolio of The Navellier Performance Funds with a short history of operations. Navellier Management, Inc. was organized on May 28, 1993 and managed the assets of The formerly named Navellier Series Fund from January 3, 1994 (and the publicly invested assets of The formerly named Navellier Series Fund since April 1,
1994) to March 15, 1997.

Navellier Management, Inc. is also the investment advisor to the Acquiring Fund and has been managing the assets of The Navellier Performance Funds since December 28, 1995. None of the principals, officers, legal counsel, or directors of the Navellier Management, Inc. (including such of those persons who are also controlling persons or legal counsel of the Acquiring Fund) had, before June 1993 ever registered, operated, or supervised the operations of investment companies, and there is no assurance that their past business experiences or their experience with The Navellier Series Fund will enable them to successfully manage the assets of the Acquiring Fund in the future. Samuel Kornhauser is the legal counsel to both the Acquiring Fund and to Navellier Management, Inc., the Acquiring Fund's investment advisor. The Independent Trustees of the Portfolio terminated Mr. Kornhauser (over Mr. Navellier's objection) as counsel to the Portfolio on April 26, 1996 claiming that he had a potential conflict of interest as counsel to the Portfolio and to Navellier Management, Inc. Mr. Kornhauser denied any such conflict, particularly in light of the fact that decisions regarding Navellier Management, Inc.'s dealings with the Portfolio were made by the vote of the Independent Trustees who were not represented by Mr. Kornhauser. Louis Navellier, the owner of the Investment Advisor, has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987.

Louis Navellier, the owner of Navellier Management, Inc., is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $1.8 billion in investor funds. The owner of Navellier Management, Inc. is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and controls other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which Navellier Management, Inc. intends to employ and invest in while managing the portfolios of the Acquiring Fund. Because many of the over-the-counter and other securities which Navellier Management, Inc. intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in the Portfolio or the Acquiring Fund not being able to purchase or sell all shares which Navellier Management, Inc. desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect their performance. Since Navellier Management, Inc. will be trading on behalf of the Portfolio and the Acquiring Fund in some or all of the same securities at the same time that Navellier & Associates, Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates, Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities and the Acquiring Fund or Portfolio cannot be completed at the time the order is made, Navellier
& Associates Inc., and the other Navellier controlled investment entities and Navellier Management, Inc. will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Acquiring Fund or Portfolio. For example, if Navellier & Associates, Inc. and Navellier Fund Management, Inc. each place a $25,000 purchase order and Navellier Management, Inc., on behalf of the Acquiring Fund or Portfolio, places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates, Inc. and Navellier Fund Management, Inc., and $25,000 of the stock to the Acquiring Fund or Portfolio. As the assets of the Acquiring Fund or Portfolio increase, the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the Acquiring Fund or Portfolio. While Navellier Management, Inc. generally does not anticipate liquidity problems (i.e., the possibility that the Acquiring Fund or Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Acquiring Fund or Portfolio has assets in excess of two billion dollars (although liquidity problems could still occur when the Acquiring Fund or Portfolio has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity. These same liquidity risks exist for the Portfolio.


An investment in shares of the Acquiring Fund involves certain speculative considerations. There can be no assurance that any of the Acquiring Fund's objectives will be achieved or that the value of the investment will increase. An investment in shares of the Portfolio also involves the same risks.

All securities in which the Acquiring Fund may invest are inherently subject to market risk, and the market value of the Acquiring Fund's investments will fluctuate. The Portfolio is subject to the same risks.

INVESTING IN SECURITIES OF FOREIGN ISSUERS


Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty
of assessing economic trends in foreign countries.   Navellier Management, Inc.
will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities.


While, to some extent, the risks to the Acquiring Fund of investing in foreign securities may be limited, since it may not invest more than 25% of its net asset value in such securities and since it may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist. The same risks apply to the Portfolio's investments in foreign securities.

PORTFOLIO TURNOVER


The annual rate of portfolio turnover for the Acquiring Fund is unknown, since it is newly formed and has no significant operating history and therefore, no
annual portfolio turnover rate presently exists.   Navellier Management, Inc.
estimates that the annual portfolio turnover rate will not exceed 200%. Navellier Management, Inc., which was, up to March 16, 1997, also the investment advisor to the Portfolio, will employ the same investment style for the Acquiring Fund as it employed in managing the Portfolio, which had an annual portfolio turnover rate in 1996 of 136.9%. However, these are NOT restrictions on Navellier Management, Inc. and if, in Navellier Management Inc.'s judgment, a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall performance, then Navellier Management, Inc. is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities and could therefore adversely affect performance. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Acquiring Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected.


The risks associated with portfolio turnover for Acquiring Fund are essentially the same for the Portfolio.

Both the Portfolio and the Acquiring Fund are diversified investment companies and as such, at least 75% of each of said portfolio's total assets must be invested in cash, U.S. Government securities and other securities. Such securities of any one issuer are limited, for the purposes of this calculation, to an amount not greater than 5% of the value of each of the portfolio's total assets and 10% of the outstanding voting securities of any one issuer.

                              THE PROPOSED TRANSACTIONS

AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions of the proposed merger, as contemplated by the Reorganization, are set forth in the Plan. Significant provisions of the Plan, with respect to the proposed Reorganization of the Portfolio into the Acquiring Fund, are summarized immediately below. This summary, however, is qualified in its entirety by reference to the Plan, a form of which is attached to this combined prospectus/proxy statement as Appendix A.

With respect to the proposed Reorganization, the Plan contemplates (i) the Acquiring Fund, on the closing date of the Reorganization, acquiring all of the assets of the Portfolio in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Portfolio and (ii) the constructive distribution of Acquiring Fund Shares to the Shareholders of the Portfolio in exchange for the Portfolio Shares of such Shareholders, all as provided for by the Plan.


The assets of the Portfolio to be acquired by the Acquiring Fund include all property, including without limitation, all cash, securities, commodities and futures interests and dividends or interest receivables which are owned by the Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Portfolio on the closing date of the Reorganization. The Acquiring Fund will assume from the Portfolio all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Portfolio. The Acquiring Fund also will deliver Acquiring Fund Shares to the Portfolio, which Acquiring Fund Shares the Portfolio then shall distribute to the Shareholders of Portfolio in exchange for such Shareholders' Portfolio Shares. The exchange of the Portfolio's assets for the Acquiring Fund Shares is anticipated to occur on June 23, 1997, or such later date as the parties may agree (the "Closing Date").


The value of the Portfolio's assets to be acquired by, and the value of the Portfolio's liabilities to be assumed by, the Acquiring Fund and the net asset value of a share of the Acquiring Fund will be determined as of immediately after the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

Upon the Closing Date, the Portfolio will liquidate and distribute pro rata to its Shareholders of record (as evidenced by such Shareholders' Portfolio Shares) the Acquiring Fund Shares received by the Portfolio in exchange for such Shareholders' interests in the Portfolio. This liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the name of each shareholder of record in the Portfolio and by crediting thereon the shares previously credited to the Portfolio account of the shareholder on those books, as described above (see "Synopsis -- Continuation of Shareholder Accounts; Share Certificates"). Each such Acquiring Fund shareholder account shall represent the respective pro-rata number of the Acquiring Fund Shares due to such Shareholder.


Accordingly, every Shareholder will own Acquiring Fund Shares immediately after the Reorganization, the total value of which Acquiring Fund Shares will be equal to the total value of his or her Portfolio Shares immediately prior to the Reorganization. Moreover, because the Acquiring Fund Shares will be issued at net asset value in exchange for the net assets transferred from the Portfolio, the total net asset value of the Acquiring Fund Shares received by Portfolio Shareholders after the transfer of assets will be equal to the net asset value of the Portfolio Shares at the Closing Date. Thus, the Reorganization will not result in a dilution in value of any Shareholder account.

The consummation of the proposed transaction contemplated by the Reorganization is subject to a number of conditions set forth in the Plan, some of which conditions may be waived by the Series Fund Board or the Performance Funds Board, or by an authorized officer of The formerly named Navellier Series Fund or The Navellier Performance Funds, as appropriate. Among the significant conditions (which may not be waived) for the Reorganization are: (i) the receipt by the Portfolio and by the Acquiring Fund of an opinion of counsel to The Navellier Performance Funds as to certain Federal income tax aspects of the Reorganization (see "The Proposed Transactions -- Federal Income Tax Consequences"); (ii) the approval of the Plan by the affirmative vote of the holders of at least 67% of the Portfolio shares present in person or by proxy entitled to vote at the Portfolio shareholders' meeting if a quorum is present or a majority of the Portfolio's outstanding voting shares, whichever percentage is less and (iii) approval of the Plan by the Portfolio's present or a newly elected Board of Trustees. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Shareholders, prior to the applicable Closing Date or by mutual consent of the Portfolio and the Acquiring Fund. In addition, the Plan may be amended in any mutually-agreeable manner, except that no amendment may be made to the Plan subsequent to the Meeting that would be materially detrimental to the Shareholders.

The Investment Advisor to the Acquiring Fund (Navellier Management, Inc.) contemplates that the Portfolio's assets at the date of the transactions of the Reorganization will be invested in a manner consistent with the investment objectives and policies of both the Portfolio and the Acquiring Fund.


REASONS FOR THE PROPOSED TRANSACTIONS


Navellier Management, Inc. was effectively terminated as Investment Advisor to Portfolio by the Portfolio's independent trustees on March 13, 1997 when they refused to renew Navellier's investment advisory agreement. As a result, Portfolio shareholders who invested in Portolio because they wanted Navellier Management, Inc.'s unique investment style no longer have it. If, however, the merger is approved, the Portfolio shareholders will again have the same Navellier Management, Inc., investment style, objectives and policies which they had in the Portfolio prior to March 16, 1997 and can regain that Navellier Management, Inc. investment style tax-free through the merger. As described below in greater detail, the Navellier Group and the Performance Fund's Board believe the Reorganization would benefit Shareholders of the Portfolio by effectively reinstating Navellier Management, Inc. as Investment Advisor to the Portolio's shareholders by means of the merger into the Acquiring Fund and would further benefit Portfolio shareholders by substantially reducing existing operating costs and expenses of the Portfolio by an estimated $100,000 per year or more thereby promoting more efficient operations. The proposed Reorganization was first recommended to the Series Fund Board by Navellier Management, Inc., the investment advisor to the Portfolio and by Louis Navellier, a then Trustee of the Portfolio and one of the Portfolio Managers of the Portfolio, at the April 26, 1996 meetings of the Board of Trustees of the Portfolio because Mr. Navellier felt that a merger of the Portfolio into the Acquiring Fund would substantially reduce the annual operating expenses of the Portfolio by eliminating or reducing the Portfolio's annual Independent Trustee's fees, expenses, independent counsel's fees and liability insurance; by reducing duplicative costs of printing separate prospectuses, annual and semi-annual shareholder reports, quarterly reports and mailings for both the Portfolio and the Acquiring Fund; by reducing the management fee charged by the Investment Advisor;

and that a merger would generally increase the efficiency of operations and would not result in any change in the way the assets were managed, since the Investment Advisor, Navellier Management, Inc., would remain the same and would operate pursuant to the same investment objectives and restrictions. For these reasons, Mr. Navellier felt that the Reorganization of the Portfolio into the Acquiring Fund was in the best interests of the Shareholders of the Portfolio and that the interests of the Shareholders of the Portfolio would not be diluted by the Reorganization.

Louis Navellier, as a Trustee of the Portfolio and as President and sole owner of Navellier Management, Inc., the Investment Advisor to the Portfolio at the time, also indicated to the Board of Trustees that if a merger of the Portfolio into the Acquiring Fund did not occur, that Navellier Management, Inc. would resign or terminate its services as Investment Advisor to the Portfolio. The Board of Trustees initially voted 3 to 2 against the proposed merger (with Louis Navellier and Alan Alpers voting in favor of the proposed merger and the three Independent Trustees voting against a proposed merger) but asked Mr. Navellier and Navellier Management, Inc. to delay or reconsider terminating their services pending the Independent Trustees' further review of the proposed merger.

On May 10, 1996, at a meeting of the Portfolio's Board of Trustees, Mr. Navellier and the Independent Trustees agreed to temporarily extend Navellier Management, Inc.'s investment advisory agreement with the Portfolio through November 15, 1996 and for the Independent Trustees to consider additional information so that the Independent Trustees could further consider the possible merits of the proposed merger. However, Mr. Navellier and the Independent Trustees were not able to agree on the scope of information to be provided, in particular, Mr. Navellier did not feel that he or all the other Navellier-owned entities (which had nothing to do with the management of the Portfolio) had to turn over to a hostile Portfolio Board of Trustees proprietary financial information about those other entities. The independent trustees asked the SEC to force Mr. Navellier to turn over such information, but the SEC declined to take any action. As a result, at a November 11, 1996 meeting of the Trustees, the three Independent Trustees voted to let the Portfolio shareholders decide whether to merge into the Acquiring Fund and instructed Navellier Management, Inc. to prepare and file a proxy statement so that a shareholder meeting of the Portfolio could be held to vote on the proposed merger. On March 7, 1997, pursuant to the November 11, 1996 authorization (and subsequent agreement), Navellier Management, Inc. filed with the SEC a preliminary proxy statement regarding the merger. However, on March 13, 1997, the independent trustees unilaterally refused to renew Navellier Management, Inc. as Investment Advisor and indicated in the media that they did not intend to pursue a vote on the proposed merger. Those independent trustees have since taken a number of steps to either prevent or delay a Portfolio shareholder vote on the merger, i.e. they refused to rehire Navellier Management, Inc. as Investment Advisor to the Portfolio and installed MFS as Investment Advisor; in March, 1997, they instructed Rushmore Trust and Savings (the Transfer Agent) not to provide Navellier Management, Inc. with current shareholder lists or shareholder redemption information, which information would assist Navellier in the solicitation of proxies for the shareholder vote on the merger; they sent out press releases falsely accusing Navellier Management, Inc. of regulatory and SEC problems and of failing to provide the Trustees with information (Mr. Navellier believes these false accusations were intended to discredit Navellier Management, Inc. in its proxy effort); on or about March 24, 1997, they instructed Deloitte & Touche, the Portfolio's independent accountant, not to consent to the use of reports concerning Portfolio financial statements (which consent is necessary for the filing of Navellier's proxy material); they unilaterally increased the number of Trustees from 5 to 6 so they could have a 2/3 majority of Trustees necessary to remove Mr. Navellier as Trustee of the Portfolio in order to prevent him from monitoring their actions on behalf of the shareholders. Mr. Navellier is convinced that the Trustees took these actions because of their personality differences with Mr.

Navellier and his agents and because the Trustees wanted to preserve their jobs and fees as Trustees. Indeed, under the Trustees' recently filed proxy (to vote on whether to retain MFS as investment advisor), the independent Trustees could remain Trustees of the Portfolio for at least 18 months and possibly not resign as Trustees at all.

Despite the Trustees' efforts, the Navellier Group strongly recommends that the Shareholders of the Portfolio vote FOR Proposal 1 (the Reorganization of the Portfolio) based on a number of factors, first and foremost of which is that the Reorganization should result in substantial savings and be a means of reacquiring Navellier Management, Inc. as Investment Advisor with the same investment objectives, policies and investment style and would permit the Shareholders of the Portfolio to pursue the same investment goals. The Navellier Group also believes that the Reorganization, if effected, would enable the resulting larger fund complex, with its larger asset base, to achieve enhanced distribution capability through the no load fund supermarkets. It is also believed that the anticipated reduction in costs should increase the performance of the Portfolio.

The merger should permit the reduction or elimination of certain duplicative costs and expenses presently incurred for services that are separately performed for both the Portfolio and the Acquiring Fund. For example, the projected $75,000 per annum in Independent Trustees fees and expenses expected to be paid to the Independent Trustees of the Portfolio would be eliminated, as would the $25,000 per year in liability insurance and the approximately $55,000 in attorney's fees and costs of the outside counsel for the Independent Trustees. Printing and mailing costs should be reduced as a result of a single prospectus, annual report, and semi-annual report. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses, such as costs of printing and fees for professional services. Expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, however, would be largely unaffected by the Reorganization. Achievement of these goals, of course, cannot be assured.


The Navellier Group recommends the proposed Reorganization, and the transactions contemplated thereby, to the Shareholders for the reasons set forth above as well as on a number of other factors, including the following:


1. the continued availability of Navellier Management, Inc., as Investment Advisor managing the assets of the Portfolio Shareholders which would be lost if a merger is not approved;


2. the terms and conditions of the Reorganization and the fact that the Reorganization would not result in dilution of Shareholder interests;


3. the fact that the investment objectives, policies, Navellier investment style and restrictions of the Portfolio and the Acquiring Fund would again be essentially the same;


4. similar service features available to shareholders in the Portfolio and the Acquiring Fund;

5. the anticipated benefits to the Shareholders of the Portfolio of being part of a family of funds; and

6.  the tax-free nature and consequences of the Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

GENERAL. The Acquiring Fund Shares to be issued pursuant to the proposed Reorganization represent shares of beneficial interest in The Navellier Aggressive Small Cap Portfolio of The Navellier Performance Funds, which is a diversified, open-end management investment company. The Navellier Performance Funds is an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to The Navellier Performance Funds' Declaration of Trust, dated October 17, 1995 (the "Declaration of Trust"). The Declaration of Trust authorizes The Navellier Performance Funds to issue an unlimited number of shares of beneficial interest in one or more series. Currently, The Navellier Performance Funds has authorized three series: the Navellier Aggressive Growth Portfolio, the Navellier Mid Cap Growth Portfolio and the Navellier Aggressive Small Cap Portfolio (which is the "Acquiring Fund"). Other series in The Navellier Performance Funds, however, may be added in the future. Each Acquiring Fund Share represents an equal proportionate interest with each other Acquiring Fund Share and each such Acquiring Fund Share is entitled to equal voting, dividend, liquidation and redemption rights. Acquiring Fund Shares entitle their holders to one vote per full share held and to fractional votes for fractional shares held. The Acquiring Fund Shares do not have cumulative voting rights, preemptive rights or subscription rights and are fully paid, nonassessable, redeemable and freely transferable.

Currently, each shareholder of the Acquiring Fund is permitted to inspect the records, accounts and books of The Navellier Performance Funds for any legitimate business purpose.

MEETINGS. As a Delaware business trust, The Navellier Performance Funds is not required to hold an annual shareholders' meeting if the 1940 Act does not require such a meeting. The Declaration of Trust provides that a special meeting of The Navellier Performance Funds shareholders of any series of The Navellier Performance Funds may be called by the Trustees of The Navellier Performance Funds ("Trustees") and shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of The Navellier Performance Funds entitled to vote. The Navellier Performance Funds will hold special shareholder meetings as required or deemed desirable by the Performance Board for such purposes as electing Trustees, changing fundamental policies or approving an investment advisory or shareholder services agreement. Any Trustee may be removed from office with or without cause at any time either by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, or by a vote of The Navellier Performance Funds shareholders owning at least two-thirds (2/3) of the outstanding shares of The Navellier Performance Funds. If requested by shareholders of at least 10% of the outstanding shares of The Navellier Performance Funds, The Navellier Performance Funds will call a shareholder meeting for the purpose of voting upon the question of the removal of a Trustee and will assist in communications with other Navellier Performance Funds shareholders as required by Section 16(c) of the 1940 Act.

SHAREHOLDER LIABILITY. Beneficial owners of a Delaware business trust, such as The Navellier Performance Funds, except to the extent otherwise provided in the governing instrument of the business trust, are entitled to the same limitation of personal liability extended to stockholders of private for-profit corporations. The Navellier Performance Funds's governing instrument, the Trust Declaration, specifically disclaims shareholder liability for acts or obligations of The Navellier Performance Funds and provides that The Navellier Performance Funds' shareholders shall not be subject to any personal liability for the acts or obligations of The Navellier Performance Funds. The Trust Declaration further provides for indemnification, out of the property of the series of The Navellier Performance Funds with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable solely by reason of his or her being or having been a shareholder of such series and not because of his or her acts or omissions or for some other reason. Thus, the risk of a shareholder of The Navellier Performance Funds incurring financial loss on account of shareholder liability is considered remote since such liability is limited to circumstances in which a disclaimer is inoperative and The Navellier Performance Funds would be unable to meet its obligations.

LIABILITY OF TRUSTEES. Under the Declaration of Trust of The Navellier Performance Funds, a Trustee will be held personally liable only for the Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of a Trustee. Under said Declaration of Trust and separate indemnity agreements, trustees and officers of The Navellier Performance Funds ("Trust Officers") will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's action was in or not opposed to the best interest of The Navellier Performance Funds or if the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties. The Navellier Performance Funds also may advance money for these expenses provided that the Trustee or the Trust Officer undertakes to repay The Navellier Performance Funds if that person's conduct later is determined to preclude indemnification. The Navellier Series Fund's Declaration of Trust and separate indemnity agreements currently set forth comparable provisions.

The foregoing is only a summary of certain characteristics of (i) the shares of beneficial interest of The Navellier Performance Funds to be issued pursuant to the proposed Reorganization, (ii) the operations of The Navellier Performance Funds' Declaration of Trust and By-Laws, and (iii) Delaware law. The foregoing is not a complete description of the shares of beneficial interest of The Navellier Performance Funds nor of the documents or laws cited. Shareholders should refer to the provisions of Delaware law directly for a more thorough description.

FEDERAL INCOME TAX CONSEQUENCES


The formerly named Navellier Series Fund and The Navellier Performance Funds will receive, as a condition to the Reorganization, an opinion from Samuel Kornhauser, counsel to The Navellier Performance Funds to the effect, for Federal income tax purposes and with respect to the Reorganization, that:

    1. the proposed Reorganization and the transactions contemplated thereby, as described herein, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code (the "Code");

    2. no gain or loss generally will be recognized to the Portfolio upon the transfer of all of the Portfolio's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Portfolio and the subsequent distribution of those Acquiring Fund Shares to the Portfolio's Shareholders of record in liquidation thereof;

    3. no gain or loss will be recognized to the Acquiring Fund upon the receipt of those Portfolio assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of those Portfolio liabilities;

    4. the Acquiring Fund's basis for those Portfolio assets transferred by the Portfolio to the Acquiring Fund will be the same as the basis thereof in the Portfolio's hands immediately before the Reorganization and the Acquiring Fund's holding period for those assets will include the Portfolio's holding period therefor;

    5. each Shareholder of record will recognize no gain or loss upon the constructive exchange of all of his or her Portfolio Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

    6. each Shareholder's basis for the Acquiring Fund Shares to be received by the Shareholder pursuant to the Reorganization will be the same as the Shareholder's basis in the Portfolio Shares to be constructively surrendered in exchange therefor; and

    7. each such Shareholder's holding period for those Acquiring Fund Shares will include the period during which the Portfolio Shares to be constructively surrendered in exchange for Acquiring Fund Shares were held, provided the Portfolio Shares were held as capital assets by that Shareholder on the date of the Reorganization.

A revenue ruling of the Internal Revenue Service as to the Reorganization is not expected to be obtained.


As of December 31, 1996, the Portfolio had a loss carryover of $1,910,202.00 and, as of December 31, 1996, the Acquiring Fund had no loss carryover. None, some or all of the Portfolio's loss carryover may be lost if the merger occurs, depending on future tax circumstances of the Portfolio.


THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. SHAREHOLDERS OF THE PORTFOLIO ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THE SHAREHOLDERS.

PRO FORMA CAPITALIZATION AND RATIOS

The following tables show the capitalization of the Portfolio as of December 31, 1996 and the Acquiring Fund separately, as of February 28, 1997, and combined in the aggregate on a pro forma basis, as of December 31, 1996, giving effect to the Reorganization:


                                                  Acquiring      Pro Forma
                                  Portfolio         Fund         Combined
                                  ---------         ----         --------

  Net Assets:                   $190,034,513         $0        $190,034,513

  Net Asset Value Per Share        $17.79            $0           $17.79

  Shares Outstanding             10,683,004           0         10,683,004


DISSOLUTION OF THE PORTFOLIOS

If the Plan is approved by the Shareholders of the Portfolio and the Reorganization is completed, the Portfolio will be dissolved as soon as practicable in accordance with the provisions of Delaware law and the Plan. See "The Proposed Transactions -- Agreement and Plan of Reorganization".

NAVELLIER GROUP RECOMMENDATION


The Navellier Group has solicited this shareholder vote to approve the Reorganization and recommends that the Portfolio Shareholders vote FOR the Reorganization on the enclosed GOLD proxy card. The Navellier Group, for the reasons mentioned herein (See "Reasons For Proposed Transactions"), believes the Reorganization of the Portfolio into the Acquiring Fund would result in the reacquisition of Navellier Management, Inc. as Investment Advisor to Portfolio shareholders and would result in substantial cost savings, would be in the best interests of the Portfolio Shareholders and that their interests would not be diluted.


The Navellier Group therefore recommends that the Shareholders of the Portfolio vote FOR Proposal No. 1, the proposal to merge the Portfolio into the Acquiring Fund and the transactions contemplated thereby.


With respect to the reorganization of the Portfolio into the Acquiring Fund, the independent Trustees of the Portfolio by their actions and statements since March 13, 1997, have opposed the proposed merger. In the event that the Shareholders of the Portfolio do not approve the merger of the Portfolio into the Acquiring Fund contemplated hereunder, Navellier Management, Inc. would not be investment advisor to the Portfolio shareholders.



REQUIRED VOTE


As described above, if 50% of the outstanding shares entitled to vote) is present in person or by proxy, the approval of the Plan by the Shareholders of the Portfolio under Proposal 1 requires the affirmative vote of at least 67% of the shares present in person or by proxy at a meeting in which a quorum is present or more than 50% of the outstanding voting shares of the Portfolio , whichever is less.

                             ADDITIONAL INFORMATION ABOUT
                                THE ACQUIRING FUND AND
                              THE ACQUIRING FUND SHARES

Additional information about the Acquiring Fund is included in the current Prospectus of The Navellier Performance Funds, dated November 26, 1996. A copy of that prospectus has been filed with the Commission and is incorporated by reference herein. A Shareholder of the Portfolio will receive with this combined prospectus/proxy statement, a copy of the prospectus for The Navellier Performance Funds. Further information about the Acquiring Fund is included in the Statement of Additional Information for The Navellier Performance Funds, dated November 26, 1996. The Statement of Additional Information has been filed with the Commission and is incorporated by reference herein. Copies of that Statement of Additional Information for The Navellier Performance Funds may be obtained without charge by contacting Navellier Management, Inc. (which provides administrative services to the Acquiring Fund) or by telephoning Navellier Management, Inc. toll-free at 1-800-887-8671.

                             ADDITIONAL INFORMATION ABOUT
                        THE PORTFOLIO AND THE PORTFOLIO SHARES


Additional information about the Portfolio is included in the current Prospectus of the MFS Series Trust, dated May 1, 1997. A copy of that prospectus has been filed with the Commission and is incorporated by reference herein. A Shareholder will receive with this combined prospectus/proxy statement a copy of the prospectus for the MFS Series Trust. Further information about the Portfolio is included in the Statement of Additional Information for the MFS Series Trust, dated May 1, 1997, which also has been filed with the Commission and is incorporated by reference herein. A copy of this Statement of Additional Information for the MFS Series Trust may be obtained without charge by contacting Navellier Management, Inc. at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc. toll-free at 1-800-887-8671.


                                    MISCELLANEOUS

AVAILABLE INFORMATION


The Navellier Performance Funds is registered under the 1940 Act and is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, files reports, proxy materials and other information with the Commission. The formerly named Navellier Series Fund also is registered under the 1940 Act and is required to file reports under the 1940 Act. Such reports, proxy materials and other information can be inspected at the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20539, at prescribed rates.


LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring Fund Shares will be passed upon by Samuel Kornhauser, 155 Jackson Street, Suite 1807, San Francisco, California 94111 ("Counsel").

Counsel also will render an opinion as to certain Federal income tax consequences of the Reorganization.

FINANCIAL STATEMENTS AND EXPERTS


Both the audited financial statement of the Acquiring Fund included in the Statement of Additional Information related to this combined prospectus/proxy statement (the "SAI") and the audited financial statement of the Portfolio included in the SAI have been audited by Deloitte & Touche, LLP, independent accountants, for the periods indicated in the reports of independent accountants thereon which appear in the SAI. Such financial statements are relied upon as reports of independent accountants and were given by such firm as experts in accounting and auditing. Copies of these financial statements, as included in the SAI, may be obtained without charge by contacting Navellier Management, Inc., at One East Liberty Street, Third Floor, Reno, Nevada 89501, or by telephoning Navellier Management, Inc. toll-free at 1-800-887-8671.


                                    OTHER BUSINESS


The Navellier Group knows of no business to be brought before the Meeting other than the matters set forth in this combined prospectus/proxy statement. Should any other matter requiring a vote of Shareholders arise, however, the Proxies will vote thereon according to their best judgment in the interests of the Portfolio and of the Shareholders.




                            By Louis G. Navellier and Navellier Management, Inc.




                            By
                               ------------------------------
                                 Louis G. Navellier




One East Liberty Street, Third Floor
Reno, Nevada  89501
June 5, 1997

                    THE MFS AGGRESSIVE SMALL CAP EQUITY FUND
                                FORMERLY KNOWN AS
PROXY               THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY              PROXY
                                    PORTFOLIO



                              THE MFS SERIES TRUST
                                FORMERLY KNOWN AS
                            THE NAVELLIER SERIES FUND


                      One East Liberty Street, Third Floor
                               Reno, Nevada  89501

                              --------------------


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                  June 19, 1997



     THIS PROXY IS SOLICITED BY LOUIS NAVELLIER, and NAVELLIER MANAGEMENT, INC. (the "NAVELLIER GROUP") for use at a special meeting of the shareholders of The MFS Aggressive Small Cap Equity Fund formerly known as The Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"), an investment portfolio offered by The MFS Series Trust formerly known as The Navellier Series Fund (the "Series Fund") which meeting will be held at 10:00 A.M., Pacific Time, on June 19, 1997, at the offices of Navellier Management, Inc., One East Liberty Street, Third Floor, Reno Nevada 89501 (the "Meeting").


     The undersigned shareholder of the Portfolio, revoking any and all previous proxies heretofore given for shares of the Portfolio held by the undersigned ("Shares"), does hereby appoint Louis Navellier and Samuel Kornhauser, and each and any of them, with full power of substitution to each to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Portfolio, and to represent and direct the voting interests represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

Proposal 1          To approve or disapprove an Agreement and Plan of
                    Reorganization (the "Plan"), whereby The MFS Aggressive
                    Small Cap Equity Fund formerly known as The Navellier
                    Aggressive Small Cap Equity Portfolio would transfer all of its assets to The Navellier Aggressive Small Cap Portfolio
                    (the "Acquiring Fund") of The Navellier Performance Funds in exchange for shares of beneficial interest in the Acquiring
                    Fund that would then be distributed to the shareholders of The MFS Aggressive Small Cap Equity Fund formerly known as
                    The Navellier Aggressive Small Cap Equity Portfolio. Also, as part of the Plan, the Acquiring Fund would assume all the liabilities of The MFS Aggressive Small Cap Equity Fund formerly known as The Navellier Aggressive Small Cap Equity
                    Portfolio.


                    FOR [ ]        AGAINST [ ]        ABSTAIN [ ]





     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF LOUIS NAVELLIER and NAVELLIER MANAGEMENT, INC. WHICH RECOMMEND A VOTE FOR PROPOSAL 1.


          Dated     _______________, 1997



                    ------------------------     ----------------
                    Signature of Shareholder     Number of shares



                    ------------------------     ----------------
                    Signature of Shareholder     Number of shares


                    This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, that signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                                   APPENDIX A:

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION



     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _________, 1997, by and between THE formerly named NAVELLIER SERIES FUND (the "Series Fund"), a Delaware business trust with its principal place of business at One East Liberty Street, Third Floor, Reno, Nevada 89501, and THE NAVELLIER PERFORMANCE FUNDS (the "Performance Funds"), a Delaware business trust with its principal place of business at One East Liberty Street, Third Floor, Reno, Nevada 89501.



     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), with respect to the proposed reorganization of the formerly named NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO (the "Portfolio"), which portfolio is a series of the Series Fund, pursuant to which the Portfolio will be merged into and become part of The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund") of the Performance Funds (the "Reorganization"). Specifically, this Agreement is intended to be and is adopted for the purpose of providing for the Reorganization of the Portfolio into the Acquiring Fund. The Reorganization will consist of the transfer of all of the assets of the Portfolio to the Acquiring Fund in exchange solely for (i) shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares") and (ii) the assumption by the Acquiring Fund of all the liabilities of the Portfolio and the distribution of the Acquiring Fund Shares to the Shareholders of the Portfolio in complete liquidation of the Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Performance Funds and the Series Fund are both open-end, registered investment companies of the management type and the Portfolio owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;


     WHEREAS, the Shareholders of the Series Fund have determined, with respect to such Reorganization, that the exchange of all of the assets of the Portfolio for Acquiring Fund shares and the assumption of all the liabilities of the Portfolio by the Acquiring Fund is in the best interests of the Portfolio and its Shareholders and that the interests of the existing Shareholders of the Portfolio would not be diluted as a result of this transaction; and

     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Portfolio in an attempt to achieve greater operating economies and to retain Navellier Management, Inc. as the investment advisor to manage the assets of the Portfolio;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree, with respect to the Reorganization, as follows:

1. THE TRANSFER OF ASSETS OF THE PORTFOLIO TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE PORTFOLIO, AND THE LIQUIDATION OF THE PORTFOLIO

     1.1 For the Reorganization, the closing shall take place as provided for in paragraph 3.1 ("Closing") and the provisions of paragraphs 1 through 8 of this Agreement shall apply. At the Closing, the Portfolio agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (1) to deliver to the Portfolio the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Portfolio's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all the liabilities of the Portfolio, as set forth in paragraph 1.3.

     1.2 The assets of the Portfolio to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, interests, and dividends or interest receivable which are owned by the Portfolio and any deferred or prepaid expenses shown as assets on the books of the Portfolio on the closing date provided in paragraph 3.1 (the "Closing Date")

     1.3 The Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Portfolio prepared by the administrator of the Acquiring Fund and the Portfolio, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Portfolio will distribute pro rata to its Shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Portfolio Shareholders"), the Acquiring Fund Shares received by the Portfolio pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Portfolio on the books of the Acquiring Fund to the share records of the Acquiring Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Portfolio will simultaneously be canceled on the books of the Portfolio. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.   VALUATION

     2.1 The value of the Portfolio's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value of such assets computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures for computing net asset value set forth in the Portfolio's then-current prospectus or statement of additional information.

     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures for computing net asset value set forth in the Performance Funds' then-current prospectus or statement of additional information.

     2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's assets shall be determined by dividing the value of the net assets of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 All computations of value for the Performance Funds and the Acquiring Fund shall be made by Rushmore Trust & Savings Bank, FSB; all computations of value for the Series Fund and the Portfolio shall be made by Rushmore Trust & Savings Bank, FSB.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing for the Reorganization shall be April 28, 1997 or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., New York Time. The Closing shall be held at the offices of the Performance Funds, One East Liberty Street, Third Floor, Reno, Nevada 89501, or at such other time and/or place as the parties may agree.

     3.2 Rushmore Trust & Savings Bank, FSB, Bethesda, Maryland, as custodian for the Portfolio (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (i) the Portfolio's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and
(ii) all necessary taxes, including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of the Portfolio's portfolio securities.

     3.3 Rushmore Trust & Savings Bank, FSB (the "Transfer Agent"), on behalf of the Acquiring Fund and the Portfolio, shall deliver at the Closing a certificate of an authorized officer stating that their records contain the names and addresses of the Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Portfolio or provide evidence satisfactory to the Portfolio that such Acquiring Fund Shares have been credited to the Portfolio's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Series Fund, on its own and on behalf of the Portfolio, represents and warrants to the Performance Funds and the Acquiring Fund as follows:

           (a) The Series Fund is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

           (b) The Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares, under the Securities Act of 1933, as amended (the "1933 Act") are in full force and effect;

           (c) Neither the Series Fund nor the Portfolio is in, and the execution, delivery and performance of this Agreement will not result in, a material violation of the Series Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Series Fund or the Portfolio is a party or by which either or both of the Series Fund and the Portfolio are bound;

           (d) Neither the Series Fund nor the Portfolio has any material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Series Fund or the Portfolio prior to the Closing Date;

           (e) Except as otherwise disclosed in writing to and accepted by the Performance Funds or the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to their knowledge threatened against the Series Fund or the Portfolio or any of their properties or assets which, if adversely determined, would materially and adversely affect the Series Fund's or the Portfolio's financial condition or the conduct of either the Series Fund's or the Portfolio's business. Neither the Series Fund nor the Portfolio knows of any facts which might form the basis for the institution of such proceedings and neither the Series Fund nor the Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business or the ability of the Series Fund or the Portfolio to consummate the transactions herein contemplated;

           (f) The Statement of Assets and Liabilities of the Portfolio at December 31, 1996 has been audited by Deloitte & Touche, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Performance Funds) fairly reflects the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein;

           (g) Since December 31, 1996, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Performance Funds. For the purposes of this subparagraph (g), a decline in net asset value per share of the Portfolio, the discharge of Portfolio liabilities, or the redemption of Portfolio shares by Portfolio Shareholders shall not constitute a material adverse change;

           (h) At the Closing Date, all material Federal and other tax returns and reports of the Series Fund and the Portfolio required by law to have been filed by such date or due after request for extension, if any, shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Series Fund and the Portfolio, no such return is currently under audit and no assessment has been asserted with respect to such returns;

           (i) For each taxable year of its operation, the Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

           (j) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Portfolio. All of the issued and outstanding shares of the Portfolio will, at the time of closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Portfolio as provided in paragraph 3.3. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or to purchase any of the Portfolio shares, nor is there outstanding any security convertible into any of the Portfolio shares;

           (k) At the Closing Date, the Portfolio will have good and marketable title to the Portfolio's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to any restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

           (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Series Fund's Trustees and, subject to the approval of the Portfolio Shareholders, this Agreement will constitute a valid and binding obligation of the Series Fund and of the Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

           (m) The information to be furnished by the Series Fund and the Portfolio for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

           (n) The proxy statement of the Series Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6 (other than information therein that relates to the Performance Funds and the Acquiring
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.2 The Performance Funds, on its own behalf and on behalf of the Acquiring Fund, represents and warrants to the Series Fund and the Portfolio as follows:

           (a) The Performance Funds is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

           (b) The Performance Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares, under the 1933 Act, are in full force and effect;

           (c) The current prospectus and statement of additional information of the Performance Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

           (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

           (e) Neither the Performance Funds nor the Acquiring Fund is in, and the execution, delivery and performance of this Agreement will not result in, a material violation of the Performance Funds' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Performance Funds or the Acquiring Fund is a party or by which the Performance Funds or the Acquiring Fund are bound;

           (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Performance Funds or the Acquiring Fund or any of their properties or assets, except as previously disclosed in writing to the Series Fund. Neither the Performance Funds nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Performance Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business or the ability of the Performance Funds or the Acquiring Fund to consummate the transactions contemplated herein;

           (g) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1996, audited by Deloitte & Touche, independent accountants, and a copy of which has been furnished to the Series Fund, fairly and accurately reflects the financial condition of the Acquiring Fund as of such date in accordance with generally accepted accounting principles consistently applied;

           (h) Since December 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shares, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund shares by Acquiring Fund Shareholders, shall not constitute a material adverse change;

           (i) At the Closing Date all material Federal and other tax returns and reports of the Performance Funds and the Acquiring Fund required by law to have been filed by such date or due after request for extension, if any, shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best knowledge of the Performance Funds and the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

           (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

           (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or to purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

           (l) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Performance Funds and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles;

           (m) The Acquiring Fund Shares to be issued and delivered (transferred on the Acquiring Fund's books) to the Portfolio for the account of the Portfolio Shareholders, pursuant to the terms of this Agreement, will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

           (n) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

           (o) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Performance Funds and the Acquiring
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statements were made, not materially misleading; and

           (p) The Performance Funds and the Acquiring Fund each agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue their operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE PORTFOLIO

     The following covenants of the Acquiring Fund and the Portfolio, as applicable, are made, respectively, by the Performance Funds and the Series
Fund:

     5.1 The Acquiring Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable.

     5.2 The Portfolio will call a meeting of the Portfolio Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Portfolio covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Reorganization Agreement.

     5.4 The Portfolio will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the shares of the Portfolio.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Portfolio will each take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Portfolio will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Performance Funds (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, in connection with the meeting of the Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein (the "Meeting").

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SERIES FUND AND THE PORTFOLIO

     The obligations of the Series Fund and the Portfolio to consummate the transactions provided for herein shall be subject, at their election, to the performance by the Performance Funds and the Acquiring Fund of all the obligations to be performed by the Performance Funds and the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 All representations and warranties of the Performance Funds and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

     6.2 The Performance Funds shall have delivered to the Series Fund, on the Closing Date, a certificate executed in the Performance Funds' name by the Performance Funds' President and Treasurer, in a form reasonably satisfactory to the Series Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Performance Funds and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement and as to such other matters as the Performance Funds shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PERFORMANCE FUNDS AND THE ACQUIRING FUND

     The obligations of the Performance Funds and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Series Fund and the Portfolio of all of the obligations to be performed by the Series Fund and the Portfolio hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

     7.1 All representations and warranties of the Series Fund and the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as these representations and warranties may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Series Fund shall have delivered to the Performance Funds a statement of the Portfolio's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Series Fund; and

     7.3 The Series Fund shall have delivered to the Performance Fund, on the Closing Date, a certificate executed in the Series Fund's name and the Portfolio's name by the Series Fund's President and Treasurer, in form and substance satisfactory to the Performance Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Series Fund and the Portfolio, with respect to the Series Fund and the Portfolio made in this Agreement are true are correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement and as to such other matters as the Performance Funds shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE PORTFOLIO

     If any of the conditions set forth below do not exist on or before the Closing Date, with respect to the Portfolio or the Acquiring Fund, then the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Portfolio in accordance with the provisions of the Series Fund's Declaration of Trust and By-Laws and copies of the resolutions evidencing such approval shall have been delivered to the Performance Fund. Notwithstanding anything herein to the contrary, neither the Performance Funds or the Acquiring Fund nor the Series Fund or the Portfolio may waive the conditions set forth in this paragraph 8.1;

     8.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Performance Funds or the Series Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Performance Funds or the Acquiring Fund or the Series Fund or the Portfolio, provided that either party hereto may, for itself, waive any of such conditions;


     8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued; and

     8.4 The parties shall have received the legal opinion of Samuel Kornhauser, attorney at law, addressed to the Performance Funds and the Series Fund, substantially to the effect that the transactions contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Performance Funds and the Series Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 Navellier Management Inc. will bear the aggregate expenses and costs of its solicitation of this Proxy Solicitation regarding the Reorganization.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Performance Funds and the Series Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees and resolution passed by the requisite number of Shareholders of that party at any time prior to the Closing Date if circumstances should develop that make proceeding with the Agreement inadvisable.

12.  WAIVER

     The Performance Funds and the Series Fund, by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except as provided herein.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Performance Funds and the Series Fund; provided, however, that following the meeting of the Portfolio Shareholders called by the Portfolio pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Performance Funds at One East Liberty Street, Third Floor, Reno, Nevada 89501 or to the Series Fund at One East Liberty Street, Third Floor, Reno, Nevada 89501.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Series Fund and the Portfolio hereunder shall not be binding upon any of the Trustees, Shareholders, nominees, officers, agents or employees of the Series Fund personally, but shall bind only the corporate property of the Series Fund and the Portfolio, as provided in the Declaration of Trust of the Series Fund. The execution and delivery by such officers of the Series Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Series Fund and the Portfolio as provided in the Declaration of Trust of the Series Fund.

     15.6 It is expressly agreed that the obligations of the Performance Funds and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, Shareholders, nominees, officers, agents or employees of the Performance Funds personally, but shall bind only the trust property of the Performance Funds and the Acquiring Fund, as provided in the Performance Funds' Declaration of Trust. The execution and delivery by such officers of the Performance Funds shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Performance Funds and the Acquiring Fund, as provided in the Performance Funds' Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and attested by its Secretary.

Attest:                                 THE NAVELLIER PERFORMANCE FUNDS



By:                                     By:
     -------------------------               -----------------------------------
      Secretary                               President


Attest:                                 THE FORMERLY NAMED NAVELLIER SERIES FUND




By:                                     By:
     -------------------------               -----------------------------------
      Secretary                               President

                                        PART B

                                        PART B

                           THE NAVELLIER PERFORMANCE FUNDS
                    (The Navellier Aggressive Small Cap Portfolio)


                         STATEMENT OF ADDITIONAL INFORMATION


                                 DATED APRIL 14, 1997

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Combined Prospectus/Proxy Statement of The Navellier Performance Funds (the "Fund"), dated June 5, 1997 for the special meeting (the "Meeting") of the shareholders of the formerly named Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio") of the formerly named Navellier Series Fund, a copy of which Prospectus/Proxy Statement may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501;
Tel: 1-800-887-8671. This Statement of Additional Information contains additional and more detailed information about the operations and activities of The Navellier Aggressive Small Cap Portfolio (the "Acquiring Fund") of the Fund and the operations and activities of the Portfolio.


    The combined Prospectus/Proxy Statement describes certain transactions contemplated by the proposed merger of the Portfolio into the Acquiring Fund (the "Reorganization") whereby the Acquiring Fund would acquire all of the assets of the Portfolio in exchange solely for shares of beneficial interest in the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Portfolio.

                         STATEMENT OF ADDITIONAL INFORMATION
                                  TABLE OF CONTENTS


PROSPECTUS OF THE NAVELLIER PERFORMANCE FUNDS DATED NOVEMBER 26, 1996. . . . .

STATEMENT OF ADDITIONAL INFORMATION FOR THE NAVELLIER PERFORMANCE FUNDS
DATED NOVEMBER 26, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . .

PROSPECTUS OF THE MFS SERIES TRUST DATED MAY 1, 1997 . . . . . . . . . . . . .

STATEMENT OF ADDITIONAL INFORMATION FOR THE MFS SERIES TRUST DATED
MAY 1, 1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CURRENT AUDITED ANNUAL REPORT OF THE NAVELLIER PERFORMANCE FUNDS AS OF
DECEMBER 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CURRENT AUDITED ANNUAL REPORT OF THE NAVELLIER SERIES FUND AS OF
DECEMBER 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PRO FORMA FINANCIAL STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . .

                        THE NAVELLIER PERFORMANCE FUNDS

     The Navellier Performance Funds (the "Fund") is an open-end management investment company which offers its shares in a series of no load non-diversified and diversified portfolios. The Fund is presently offering its shares in three Portfolios: the Navellier Aggressive Growth Portfolio ("Aggressive Growth") - a non-diversified open-end management company portfolio (See p. 7); the Navellier Mid Cap Growth Portfolio ("Mid Cap Growth"), a diversified open-end management company portfolio investing in mid cap growth securities (See p. 7); and the Navellier Aggressive Small Cap Portfolio ("Aggressive Small Cap"), a diversified open-end management company portfolio investing in small cap growth securities (See p. 8). Additional non-diversified or diversified portfolios may be added to the Fund in the future. There can be no assurance that the Portfolios of the Fund will achieve their investment objectives.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read and retained for future reference.

     A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing The Navellier Performance Funds c/o Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Telephone:
1-800-887-8671. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISER, OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

                       Distributor and Sales Information
                       ---------------------------------

                           Navellier Securities Corp.
                         One East Liberty, Third Floor
                               Reno, Nevada 89501
                                 1-800-887-8671


                The date of this Prospectus is November 26, 1996

                               TABLE OF CONTENTS

SHAREHOLDER TRANSACTION EXPENSES
     AND ANNUAL FUND OPERATING EXPENSES.....    1

SUMMARY.....................................    5

INVESTMENT OBJECTIVES AND POLICIES..........    7

SPECIAL INVESTMENT METHODS AND RISKS........   10

INVESTMENT RESTRICTIONS.....................   11

RISK FACTORS................................   12

PERFORMANCE.................................   15

MANAGEMENT OF THE FUND......................   17

EXPENSES OF THE FUND........................   19

REPORTS AND INFORMATION.....................   21

DESCRIPTION OF SHARES.......................   22

DIVIDENDS AND DISTRIBUTIONS.................   23

TAXES.......................................   24

PURCHASE AND PRICING OF SHARES..............   26

REDEMPTION OF SHARES........................   29

CERTAIN SERVICES PROVIDED TO SHAREHOLDERS...   32

ADDITIONAL INFORMATION......................   33

ASSENT TO TRUST INSTRUMENT..................   34


                        SHAREHOLDER TRANSACTION EXPENSES
                       AND ANNUAL FUND OPERATING EXPENSES

                                                       NAVELLIER    NAVELLIER     NAVELLIER
                                                      AGGRESSIVE     MID CAP     AGGRESSIVE
                                                        GROWTH        GROWTH      SMALL CAP
                                                       PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                      -----------   ----------   -----------
SHAREHOLDER TRANSACTION EXPENSES/1/
- --------------------------------

Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price).............        0%           0%            0%
Maximum Sales Load Imposed on
   Reinvested  Dividends...........................      None         None          None
Redemption Fees....................................      None         None          None
Exchange Fee/3/....................................      0-$5         0-$5          0-$5

ANNUAL FUND OPERATING EXPENSES
- ------------------------------
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
- ---------------------------------------

Management Fees/4/.................................     1.25%        1.25%         1.15%
12b-1 Fees/2/......................................     0.25%        0.25%         None
Other Expenses/5/ (after waivers)..................     0.50%        0.50%         0.40%
                                                        ----         ----          ----
Total Fund Operating Expenses/6/ (after waivers)...     2.00%        2.00%         1.55%
- -----------------------                                 ====         ====          ====

  /1/ The above table of fees and other expenses is provided to assist you in understanding the various potential costs and expenses that an investor in the Fund may bear directly or indirectly since the Fund has an operating history of less than one year. The Investment Adviser may, but is under no obligation to, reimburse the Fund's expenses now or in the future. The Navellier Aggressive Growth Portfolio has been in existence and has an operating history beginning December 28, 1995. Neither the Navellier Mid Cap Growth Portfolio or the Navellier Aggressive Small Cap Portfolio have any operating history.

  /2/ The Aggressive Growth Portfolio, and the Mid Cap Growth Portfolio do not charge an initial sales load but do pay an annual 0.25% 12b-1 fee to the distributor or brokers who have signed a selling agreement with the Fund. The applicable Portfolio of the Fund pays these brokers or the distributor annually 0.25% of the value of the assets of the applicable Portfolio of the Fund which were obtained by said broker or distributor. The fee is paid to the broker or distributor for continuous personal services and distribution services by such broker or distributor to investors in the applicable Portfolio. Investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent. Long-term shareholders in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers ("NASD"). There is no 12b-1 fee charged to shareholders of the Navellier Aggressive Small Cap Portfolio.

  /3/  Shares of the Aggressive Growth Portfolio or the Mid Cap Growth
Portfolio may be exchanged for shares of each other at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter. Shares of the Navellier Aggressive Small Cap Portfolio can be exchanged for shares of the Aggressive Growth Portfolio or the Mid Cap Growth Portfolio at net asset value without charge (up to five (5) exchanges per account) but shares of those Portfolios cannot be exchanged for shares of the Aggressive Small Cap Portfolio.

  /4/ Represents the advisory fee paid to Navellier Management, Inc. (See "Expenses of the Fund - Compensation of the Investment Adviser".)

  /5/ Since the Mid Cap Growth and Aggressive Small Cap Portfolios have no operating history, these 0.50% and 0.40% figures represent an estimate of other expenses of the Portfolios respectively. Before the Investment Advisor waived reimbursement of costs advanced, "Other Expenses" of the Aggressive Growth Portfolio were 0.87% of the Portfolio's average net assets. The Investment Advisor has agreed to waive reimbursement of all further operating expenses for the Aggressive Growth Portfolio advanced by it in excess of a 2% operating expense ratio for the fiscal year ended December 31, 1996.

  /6/ This includes the annual 0.25% 12b-1 fee for the Aggressive Growth Portfolio and the Mid Cap Growth Portfolio (there is no 12b-1 fee for the Aggressive Small Cap Portfolio), which has the effect of increasing annual operating expenses. Before waiver of reimbursement of costs advanced, "Total Fund Operating Expenses" of the Aggressive Growth Portfolio were 2.37% of average net assets. The Investment Advisor has agreed to waive reimbursement of all further operating expenses for the Aggressive Growth Portfolio advanced by it in excess of a 2% operating expense ratio for the fiscal year ended December 31, 1996.

EXAMPLES:

The following example indicates the direct and indirect expenses an investor (maintaining an average annual investment of $1,000) could expect to incur in a single year, and three-year period respectively:

                       Navellier    Navellier   Navellier
                       Aggressive    Mid Cap    Aggressive
                         Growth      Growth     Small Cap
                       Portfolio    Portfolio   Portfolio
                       ----------   ---------   ----------
One-Year.............  $21          $21         $21
Three-Year...........  $64          $64         $64

The foregoing examples assume (a) that an investor maintains an average of $1,000 invested in the Portfolio; (b) no sales load; (c) a 5% annual return; (d) percentage amounts listed above for Annual Fund Operating Expenses remain constant (for all periods shown above); (e) reinvestment of all dividends and distributions; and (f) no exchanges between Portfolios.

  THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF EACH PORTFOLIO OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

                              FINANCIAL HIGHLIGHTS

  The following table sets forth financial history for the Aggressive Growth Portfolio. The distribution of Aggressive Growth Portfolio Shares commenced on December 28, 1995.

  There is no financial history for the Mid Cap Growth Portfolio or for the Aggressive Small Cap Portfolio.

  Deloitte & Touche LLP, the Fund's independent accountants, has audited the information for the period December 28, 1995 - December 31, 1995. The financial information for the period January 1, 1996 - June 30, 1996 is unaudited. The report for the first six months of 1996 is included in the Semi-Annual Report of the Fund. The report is available upon request and is incorporated by reference into the Statement of Additional Information.

                                           NAVELLIER AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------=

                                                              Unaudited           Audited
                                                             For the Six          For the
                                                            Months Ended        Period Ended
                                                            June 30, 1996    December 31, 1995*
                                                            -------------    -----------------
Per Share Operating Performance:
 Net Asset Value - Beginning of Period                         $  9.99           $ 10.00
                                                               -------           -------

 Income from Investment Operations:
 Net Investment Income (Loss)                                   (0.081)            0.002
 Net Realized and Unrealized Gains (Losses) on Securities        3.141            (0.008)
                                                               -------           -------

  Total from Investment Operations                               3.060            (0.006)
                                                               -------           -------

 Distributions to Shareholders:
 From Net Investment Income                                          -                 -
 From Net Realized Capital Gains                                     -                 -
                                                               -------           -------

  Total Distributions to Shareholders                                -                 -
                                                               -------           -------

 Net Increase (Decrease) in Net Asset Value                       3.06             (0.01)
                                                               -------           -------

 Net Asset Value - End of Period                               $ 13.05           $  9.99
                                                               =======           =======

Total Investment Return/1/                                       30.63%           (0.10)%

- ---------------------
/1/ Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------

                                                              Unaudited           Audited
                                                              For the Six         For the
                                                             Months Ended       Period Ended
                                                             June 30, 1996    December 31, 1995*
                                                             -------------    -----------------
Ratios to Average Net Assets:

 Expenses After Reimbursement/2/,/3/                               2.00%              2.00%
 Expenses Before Reimbursement/2/,/3/                              2.37%             27.25%
 Net Investment Income (Loss)/2/                                  (1.27)%             2.59%

Supplementary Data:
 Portfolio Turnover Rate                                            33.2%                 -
 Net Assets at End of Period (000's omitted)                     $80,225             $  300
 Number of Shares Outstanding at End of
   Period (000's omitted)                                          6,149                 30
 Average Commission Rate Paid Per Share/4/                     4.2 cents             ______


- ---------------------
* From Commencement of Operations December 28, 1995.

/2/  Annualized.

/3/ The Aggressive Growth Portfolio has only been in existence since December 28, 1995. During the three days it was in existence during 1995, it had substantial start-up expenses in relation to the small amount of total initial investments in the Portfolio during those first three days and therefore would have had an operating expense ratio of 27.25% for that three day period if the Investment Advisor had not agreed to waive reimbursement of operating expenses which it had advanced during that period. The Investment Advisor was entitled to reimbursement of costs advanced during that three day period but agreed to waive reimbursement which resulted in an actual operating expense ratio for 1995 of 2%.
  During the six month period ended June 30, 1996, the Aggressive Growth Portfolio had operating expenses of 2% after the Investment Advisor agreed to waive reimbursement of $49,577.00 of expenses advanced. If the Investment Advisor had not waived reimbursement of such amounts, the operating expense ratio during that six month period would have been 2.37%.
  The Mid Cap Growth Portfolio is a newly created Portfolio which commenced operations November 26, 1996 and therefore had no operating expenses and had no waiver of expense reimbursement.
  The Aggressive Small Cap Portfolio is a newly created Portfolio which commenced operations November 26, 1996 and therefore had no operating expenses and had no waiver of expense reimbursement.

/4/ The average commission paid for securities purchased during the period 01/01/96 to 06/30/96 was 4.2 cents per share. Commissions are paid for listed trades, soft dollar trades or trades on crossing networks (i.e. Instinet).

                                    SUMMARY

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read and retained for future reference. Each of the Portfolios of the Fund is designed for long term investors and not as trading vehicles and are not intended to present a complete investment program for the investor. An investment in any of the Portfolios of the Fund involves certain speculative considerations; see "Risk Factors". The Aggressive Growth Portfolio employs an aggressive investment strategy that has the potential for yielding high returns. However, share prices of the Aggressive Growth Portfolio may also experience substantial fluctuations including declines so that your shares may be worth less than when you originally purchased them. The Aggressive Growth Portfolio seeks long term growth, does not attempt to maintain a balanced Portfolio, and its performance may fluctuate due to the possibility of greater investment of the Portfolio's assets in a single issuer. (See p. 7 for greater detail.)

     The Mid Cap Growth and the Aggressive Small Cap Portfolios also employ aggressive investment strategies and can experience substantial fluctuations, including declines, so that shares may be worth less than when originally purchased. However, because these Portfolios can only invest up to 5% of their assets in the securities of any single issuer, in theory they should not pose as great a risk of fluctuation as the Aggressive Growth Portfolio, although there can be no such assurance (See pp. 7 for greater detail).

     A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing The Navellier Performance Funds c/o Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Telephone:
1-800-887-8671. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

INVESTMENT ADVISER

     Navellier Management, Inc. (the "Investment Advisor") administers the assets of each of the existing three Portfolios of the Fund and determines which securities will be selected as investments for each of the existing Portfolios of the Fund. Louis Navellier, the President and CEO of the Investment Advisor, refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of each Portfolio. He sets the strategies and guidelines for each Portfolio and oversees the Portfolio Manager's activities. Louis Navellier and Alan Alpers are the Portfolio Managers involved in the day-to-day investment activities of the Aggressive Growth Portfolio. Alan Alpers has been an analyst and portfolio manager for Navellier & Associates, Inc. since 1989 and has been responsible along with Mr. Navellier for day-to-day management of over $100 million in individual accounts for Navellier & Associates, Inc. Louis Navellier and Alan Alpers are also the Portfolio Managers involved in the day-to-day investment activities of the Mid Cap Growth Portfolio and the Aggressive Small Cap Portfolio. The Investment Advisor receives an annual advisory fee, equal to 1.25% of the average daily net asset value of assets under management for the Aggressive Growth Portfolio and the Mid

Cap Growth Portfolio and receives a fee equal to 1.15% of the average daily net asset value of assets under management for the Aggressive Small Cap Portfolio. The advisory fee for each Portfolio is payable monthly, based upon a percentage of that Portfolio's average daily net assets. The advisory fees paid to the Investment Advisor are higher than those generally paid by most other investment companies. The existing Portfolios of the Fund are paying these higher advisory fees based on their desire to retain Navellier Management, Inc.'s specific application of Modern Portfolio Theory, its particular method of analyzing securities and its investment advisory services.

DISTRIBUTION OF SHARES

     Navellier Securities Corp. (the "Distributor") acts as the sole underwriter for the shares of each of the Portfolios of the Fund. The Distributor is a corporation wholly owned by Louis Navellier, who also owns 100% of Navellier Management, Inc., the Fund's Investment Advisor. The Distributor may sell shares of each Portfolio of the Fund directly to investors or shares may be purchased through a network of broker-dealers selected by the Distributor. The Distributor will compensate these selected dealers for shareholder services by paying them directly, or by allowing them to receive annually all or a portion of the 0.25% annual 12b-1 fee paid on the Aggressive Growth Portfolio and on the Mid Cap Growth Portfolio. No 12b-1 fee is paid on the Aggressive Small Cap Portfolio.

HOW TO INVEST

     Shares of each Portfolio of the Fund are continuously offered for sale by the Distributor and through selected broker-dealers. The daily purchase price for the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio and the Aggressive Small Cap Portfolio is the net asset value next computed after receipt of your order. Initial purchases must be at least $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and subsequent investments must be $100 or more.

RISK FACTORS

     Investment in any Portfolio of the Fund involves special risks and there can be no guarantee of profitability. Some of those risks are briefly described here. Because the Aggressive Growth Portfolio is allowed to invest up to 10% of its assets in any single company and/or up to 25% of its total assets in any single industry, there is potentially a greater risk of loss or fluctuation in value of this portfolio. Some of the small cap securities which the Portfolios may purchase may be difficult to liquidate on short notice or, on occasion, only a portion of the shares of a company in which the Investment Advisor intends to trade may be available to be bought or sold by a Portfolio. There can be no assurance of profitability or of what the percentage of any of the Portfolios' total annual operating expenses will be. Investments, if any, in securities of foreign issuers may pose greater risks. The Investment Advisor's investment style could result in above average portfolio turnover which could result in higher brokerage expenses. As with any equity fund, the investments may decline, resulting in a loss of value to the shareholder. (For more detail, see "Risk Factors".)

                       INVESTMENT OBJECTIVES AND POLICIES

NAVELLIER AGGRESSIVE GROWTH PORTFOLIO

THE INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE GROWTH PORTFOLIO IS TO ACHIEVE LONG TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN STOCKS OF COMPANIES WITH APPRECIATION POTENTIAL.

     The Navellier Aggressive Growth Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Adviser believes represents an opportunity for significant capital appreciation. The Investment Adviser will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Adviser can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies without restriction on their capitalization. Under normal circumstances, the Aggressive Growth Portfolio will invest at least 65% of its total assets in securities of issuers. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.

     Investors in the Aggressive Growth Portfolio pay no initial sales charge
(load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load.

INVESTMENT OBJECTIVE OF THE NAVELLIER MID CAP GROWTH PORTFOLIO

     The Investment Objective of the Mid Cap Growth Portfolio is to achieve long-term growth of capital primarily through investment in mid cap companies with appreciation potential. The Mid Cap Growth Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Mid Cap Growth Portfolio seeks long term capital appreciation through investments in securities of mid cap companies (companies with market capitalization of between $1 Billion and $5 Billion) which the Investment Advisor feels are undervalued in the marketplace. Investors in the Mid Cap Growth Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Advisor for the Mid Cap Growth Portfolio. Navellier Securities Corp. is the principal distributor for the Mid Cap Growth Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE SMALL CAP PORTFOLIO

          The Investment Objective of the Navellier Aggressive Small Cap Portfolio is to achieve long-term growth of capital primarily through investment in small cap companies with appreciation potential. The Aggressive Small Cap Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Small Cap Portfolio will be to seek to achieve long term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $1 Billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay no sales charge and no 12b-1 fee.

OTHER INVESTMENTS

          Each of the Portfolios may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, a Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings accounts have only $100,000 protection.

     It is anticipated that, for each of the Portfolios, all of their investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

     In determining the types of companies which will be suitable for investment by the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio and the Aggressive Small Cap Portfolio, the Investment Adviser will screen over 6,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. Each Portfolio invests primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term growth potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth. There are no limitations on the Aggressive Growth Portfolio as to the type, operating history, or dividend paying record of companies or industries in which the Aggressive Growth Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth. The Mid Cap Growth Portfolio will invest at least 65% of its total assets in equity securities of companies defined as Mid Cap (companies with capitalization of between $1 Billion and $5 Billion). The Aggressive Small Cap Portfolio will invest at least 65% of its total assets in equity securities of companies defined as small cap (companies with capitalization of less than $1 Billion). The Portfolios will invest up to 100% of their capital in equity securities selected for their capital growth potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Portfolios, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Adviser, when investing for the Aggressive Growth Portfolio, may also purchase common stocks of well known, highly researched, large companies if the Investment Adviser believes such common stocks offer opportunity for long-term capital growth.

                      SPECIAL INVESTMENT METHODS AND RISKS

"SHORT SALES AGAINST THE BOX"

     Any Portfolio of the Fund is permitted to make short sales if at the time of the short sale the Portfolio owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

     Any Portfolio may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible into or exchangeable for such security), or when the Portfolio desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset theses costs with income from the investment of the cash proceeds of short sales.

                            INVESTMENT RESTRICTIONS

     The Aggressive Growth Portfolio can invest up to 10% of its assets in securities of a single issuer and up to 25% of its assets in securities of companies in a single industry. The Mid Cap Growth Portfolio and the Aggressive Small Cap Portfolio can each invest up to 5% of their assets in the securities of a single issuer and each can invest up to 25% of its assets in the securities of a single industry. None of the Portfolios of the Fund may make investments in real estate or commodities or commodity contracts, including futures contracts, but may purchase securities of issuers which deal in real estate or commodities. Each of the existing Portfolios of the Fund are also prohibited from investing in or selling puts, calls, straddles (or any combination thereof). Each of the existing Portfolios of the Fund are prohibited from investing in derivatives. Each of the existing Portfolios may borrow money only from banks for temporary or emergency (not leveraging) purposes provided that, after each borrowing, there is an asset coverage in the borrowing Portfolio of at least 300% The Aggressive Growth Portfolio, the Mid Cap Growth Portfolio and the Aggressive Small Cap Portfolio will not purchase securities if the amount of borrowing by any one of these three named Portfolios respectively exceeds 5% of total assets of the Portfolio. In order to secure any such borrowing, the borrowing Portfolio may pledge, mortgage, or hypothecate up to 10% of the market value of the assets of the Portfolio. The investment by the Portfolio in securities, including American Depository Receipts, of issuers or any governmental entity or political subdivision thereof, located, incorporated or organized outside of the United States is limited to 25% of the net asset value of the Portfolio, provided that no such foreign securities may be purchased unless they are traded on United States securities markets.

     The Fund may not purchase for any Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933) if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities. The Board of Trustees will determine whether these securities are liquid and will monitor liquidity on an ongoing basis.

     In addition to the investment restrictions described above, the investment program of each Portfolio is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Portfolio are fundamental and may not be changed without shareholder approval.

                                  RISK FACTORS

LACK OF OPERATING HISTORY AND EXPERIENCE

     The Aggressive Growth Portfolio went effective December 28, 1995 and has less than one year of operations. The Mid Cap Growth Portfolio and the Aggressive Small Cap Portfolio, are newly organized investment company portfolios with no history of operations. The Investment Adviser was organized on May 28, 1993 and has been managing the assets of The Navellier Series Fund since January 3, 1994 and the publicly invested assets of The Navellier Series Fund since April 1, 1994. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent, the Custodian, and Accountant, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Advisor is also responsible for the selection of securities for investment. None of the principals, officers, legal counsel, or directors of the Investment Adviser (including such of those persons who are also controlling persons or legal counsel of the Fund) had, before June 1993 ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that their past business experiences or their experience with The Navellier Series Fund will enable them to successfully manage the assets of the Fund in the future. The owner of the Investment Adviser has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987.

     The owner of the Investment Adviser is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $1.8 billion in investor funds. The owner of the Investment Adviser is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and controls other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc., other Navellier controlled investment entities and The Navellier Series Fund are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., The Navellier Series Fund and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates Inc., and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

          An investment in shares of any Portfolio of the Fund involves certain speculative considerations. There can be no assurance that any of the Portfolios objectives will be achieved or that the value of the investment will increase. An investment in shares of the Aggressive Growth Portfolio may also involve a higher degree of risk than an investment in shares of a more traditional open-end diversified investment company because the Aggressive Growth Portfolio may invest up to 10% of its assets in the securities of any single issuer and up to 25% of its assets in the securities of any single industry, thereby potentially creating greater volatility or increasing the chance of losses. As a non-diversified investment Portfolio, the Aggressive Growth Portfolio may be subject to greater fluctuation in the total market value of the Portfolio, and economic, political or regulatory developments may have a greater impact on the value of this Portfolio than would be the case if the Portfolio were diversified among a greater number of issuers. All Portfolios intend to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

          All securities in which any of the Fund's Portfolios may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. From time to time the Fund may choose to close a portfolio or portfolios to new investors.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

          Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objectives and Policies section of this Prospectus.

          While to some extent the risks to the Fund of investing in foreign securities may be limited, since each Portfolio may not invest more than 25% of its net asset value in such securities and each Portfolio of the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

NET ASSET VALUE

          The net asset value of each of the Portfolios is determined by adding the values of all securities and other assets of that specific Portfolio, subtracting liabilities, and dividing by the number of outstanding shares of that Portfolio. (See "Purchase and Pricing of Shares - Valuation of Shares" and the Statement of Additional Information.)

PORTFOLIO TURNOVER

          The annual rate of portfolio turnover for each of the three existing Portfolios is unknown since none of the three Portfolios has an operating history of more than a year and therefore no actual portfolio turnover rate presently exists. The Portfolio turnover rate for the first six months of operation for the Navellier Aggressive Growth portfolio was 33.2%. The Investment Adviser estimates that the annual portfolio turnover rate will not exceed 200%. The Investment Adviser estimates that the portfolio turnover rate for the Mid Cap Growth Portfolio and for the Aggressive Small Cap Portfolio will not exceed 300% per annum respectively. However, these are not restrictions on
                                                            ---
the Investment Adviser and if in the Investment Adviser's judgment a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall Portfolio performance, then the Investment Adviser is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities and could therefore adversely affect Portfolio performance. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. (See the Statement of Additional Information, "Taxes".)

SPECIAL RISK CONSIDERATIONS RELATING TO SECURITIES OF THE PORTFOLIO

     For a description of certain other factors, including certain risk factors, which investors should consider relating to the securities in which the Portfolio will invest, see "Investment Objectives and Policies".

                                 PERFORMANCE

     From time to time the Fund may include the performance history of each Portfolio (and if appropriate, the performance history of the Investment Advisor and/or the Portfolio Manager in managing comparable asset accounts) in advertisements, sales literature, or reports to current or prospective shareholders. Navellier Management, Inc., which is the Investment Advisor to this Fund's Navellier Aggressive Small Cap Portfolio, is also the Investment Advisor to the Navellier Aggressive Small Cap Equity Portfolio of the Navellier Series Fund which charges a variable sales load. Both Portfolios have the same investment objectives and restrictions and Navellier Management, Inc., intends to manage both Portfolios in the same way (except that no "load" will be charged to investors of this Fund's Aggressive Small Cap Portfolio). The Investment Advisor's total return (average annual compounded rate of return) on investment in the Navellier Series Fund's Aggressive Small Cap Equity Portfolio from inception (April 1, 1994) through September 30, 1996 was 31.17% per annum. The S&P 500 increased during this period by 22.77% per annum. The total return on investment in the Navellier Series Fund's Aggressive Small Cap Equity Portfolio from October 1, 1995 through September 30, 1996 was 19.37%. The S&P 500 increased during this period by 18.15%. (The total return percentages for the Navellier Aggressive Small Cap Equity Portfolio represent the returns net of any sales charge.)

     Louis Navellier's wholly owned investment advisory firm, Navellier & Associates, Inc., has also managed, on an individual basis, accounts for individuals and institutions since 1987 employing a modern portfolio theory style of stock analysis which uses substantially the same investment objectives, policies and strategies that are employed by Navellier Management, Inc. for the Aggressive Growth Portfolio and the Mid Cap Growth Portfolio.

     The basic difference between the investment style used by Navellier & Associates, Inc. and the style used for the Aggressive Growth Portfolio is that the Aggressive Growth Portfolio can invest a greater percentage of assets (up to 10% of the Portfolio's assets) in the securities of a single company and that the securities are intended to be held for at least three (3) months, whereas investments for private accounts managed by Navellier & Associates, Inc. tend not to have as great a percentage of assets invested in the securities of a single company and can be held for less than three (3) months (although the average holding period for securities is eight months).

     The basic difference between the investment style used by Navellier & Associates, Inc. and the style used by the Mid Cap Growth Portfolio is that Navellier & Associates, Inc. is not restricted to investing in companies with capitalization between $1 Billion and $5 Billion and is not required to hold securities for at least three (3) months, whereas the Mid Cap Growth Portfolio is so restricted in its investments and intends to hold all securities for at least three (3) months. The basic investment style is a proprietary system of computer based screens to anaylyze over 7,000 stocks in order to determine which stocks to buy and sell (the "Navellier system"). Louis Navellier and his staff at Navellier & Associates, Inc. have used the Navellier system since 1987 to manage the private accounts under management.

     The following tables set forth composite performance data for Navellier & Associates, Inc. for all private accounts under its management during the dates indicated. The data is provided to illustrate the past performance of Navellier & Associates, Inc. in managing the private accounts based on the Navellier system, as measured against the S&P 500 Index.


                               Navellier & Associates, Inc.    S&P 500
                                                                Index

 1987 . . . . . . . . . . . . . . . . . .  8.05                   5.24
 1988 . . . . . . . . . . . . . . . . . . 11.40                  16.51
 1989 . . . . . . . . . . . . . . . . . . 22.20                  31.58
 1990 . . . . . . . . . . . . . . . . . . 12.51                  -3.15
 1991 . . . . . . . . . . . . . . . . . . 66.43                  30.50
 1992 . . . . . . . . . . . . . . . . . .  3.12                   7.61
 1993 . . . . . . . . . . . . . . . . . . 16.83                  10.09
 1994 . . . . . . . . . . . . . . . . . .  1.53                   1.31
 1995 . . . . . . . . . . . . . . . . . . 43.80                  37.89
 1996 (Six months). . . . . . . . . . . . 14.81                  10.10


                               Navellier & Associates, Inc.     S&P 500
                                                                 Index
 One Year                                 34.03%                 26.02%
 Three Years                              21.70                  17.21
 Five Years                               19.80                  15.74
 Since Inception                          25.55                  19.69

Performance information about the Portfolio manager or the Investment Advisor is based on its past performance only and is not an indication of future performance. Performance history may be expressed as total return of each Portfolio.

     The "total return" of each Portfolio refers to the average annual compounded rate of return of the Portfolio over some representative period that would equate an initial payment of $1,000 at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period.

     For more information about calculation of the investment performance of each Portfolio, see the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

     The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund as well as supervises the Investment Adviser, Distributor, accountant, Transfer Agent and Custodian, as described below.

THE INVESTMENT ADVISER

     Navellier Management, Inc. acts as the Investment Adviser to each of the three existing Portfolios of the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for each Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the Fund.

     The Investment Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). In 1987, Louis Navellier was in litigation with a business partner and on the advice of his then legal counsel, as part of a legal strategy, filed a personal bankruptcy petition in connection with that litigation. The bankruptcy petition was voluntarily dismissed by Mr. Navellier less than two months later with all creditors being paid in full. Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the sole shareholder of Navellier & Associates Inc. (See the Statement of Additional Information.) Navellier & Associates Inc., is registered as an investment adviser with the Securities and Exchange Commission and with all states which require investment adviser registration. Louis Navellier is registered as an investment adviser representative or agent in all states requiring such registration. Louis Navellier and Navellier & Associates Inc., without admitting liability, did in the past agree to a two-week suspension in California and agreed to pay civil penalties to the States of California, Connecticut, and Maryland for allegedly not being properly registered as an investment adviser. Navellier Management, Inc. is also and has been since January 1994, the investment adviser to The Navellier Series Fund, an open-end diversified investment company. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

     For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Expenses of the Fund".

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On October 17, 1995, in order to fulfill the requirements of Section 14(a)(1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the only existing Portfolio of the Fund (the Navellier Aggressive Growth Portfolio) was subscribed to for purchase by Louis Navellier under an agreement dated October 17, 1995. Such subscription was made for an aggregate of $100,000 allocated 100% for the Navellier Aggressive Growth Portfolio (to purchase 10,000 shares). Louis Navellier is no longer a control person of the Navellier Aggressive Growth Portfolio.

THE DISTRIBUTOR

     Navellier Securities Corp., acts as the Fund's Distributor and is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). The Distributor renders its services to the Fund pursuant to a distribution agreement under which it serves as the principal underwriter of the shares of each existing Portfolio of the Fund. The Distributor may sell certain of the Fund's Portfolio shares by direct placements. Through a network established by the Distributor, each of the Fund's Portfolio shares may also be sold through selected broker-dealers. (For information regarding the Fund's expenses and the fees it pays to the Distributor, see "Expenses of the Fund" following.) Louis
G. Navellier, an affiliate of the Fund and the Investment Adviser, is an officer, director, and sole shareholder of the Distributor.

THE CUSTODIAN AND THE TRANSFER AGENT

          Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, telephone: (301) 657-1510 or (800) 622-1386, is Custodian for
the Fund's securities and cash and Transfer Agent for the Fund shares. The Distributor shall be responsible for the review of applications in order to guarantee that all requisite and statistical information has been provided with respect to the establishment of accounts.

                              EXPENSES OF THE FUND

GENERAL

          Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian, the Transfer Agent, and the Accountant; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Advisor may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER

          The Investment Adviser receives an annual 1.25% fee for investment management of The Aggressive Growth Portfolio, an annual 1.25% fee for investment management of the Mid Cap Growth Portfolio and an annual 1.15% fee for investment management of the Aggressive Small Cap Portfolio. Each fee is payable monthly, based upon each Portfolio's average daily net assets. These advisory fees are higher than those generally paid by most other investment companies. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

DISTRIBUTION PLANS

          The Aggressive Growth Portfolio Distribution Plan
          -------------------------------------------------

          The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggresive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.

          The Mid Cap Growth Portfolio Distribution Plan
          ----------------------------------------------

          The Mid Cap Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of the Mid Cap Growth Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of such Mid Cap Growth Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of the Mid Cap Growth Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall be 0.25% per year of the average daily net assets of the Mid Cap Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or the Mid Cap Growth Portfolio directly. The 12b-1 Plan for the Mid Cap Growth Portfolio also covers payments by the Distributor and Investment Advisor to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under the 12b-1 Plan for the Mid Cap Growth Portfolio are included in the maximum operating expenses which may be borne by the Mid Cap Growth Portfolio. Payments under the 12b-1 Plan for the Mid Cap Growth Portfolio may exceed actual expenses incurred by the Distributor, Investment Advisor or others.


BROKERAGE COMMISSIONS

     The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund. (See the Statement of Additional Information.)

                            REPORTS AND INFORMATION

     The Fund will distribute to the shareholders of each Portfolio semi-annual reports containing unaudited financial statements and information pertaining to matters of each Portfolio of the Fund. An annual report containing financial statements for each Portfolio, together with the report of the independent auditors for each Portfolio of the Fund is distributed to shareholders each year. Shareholder inquiries should be addressed to The Navellier Performance Funds, at One East Liberty, Third Floor, Reno, Nevada 89501; Tel: (800) 887-8671, or to the Transfer Agent, Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, Telephone: (301) 657-1510 or (800) 622-1386.

                             DESCRIPTION OF SHARES

     The Fund is a Delaware business trust organized on October 17, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of three Portfolios - the Navellier Aggressive Growth Portfolio, the Navellier Mid Cap Growth Portfolio and the Navellier Aggressive Small Cap Portfolio, each of which is described above.

     The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

     All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the second decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

     All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

     Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

     If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

     The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

     Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

     In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

          Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

                                     TAXES

FEDERAL TAXES

          Each Portfolio of the Fund is a separate taxpayer and intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 (relating to regulated investment companies) with respect to diversification of assets, sources of income, and distributions of taxable income and will elect to be taxed as a regulated investment company for federal income tax purposes.

          However, the Code contains a number of complex tests relating to qualification which a Portfolio might not meet in any particular year. For example, if a Portfolio derives 30% or more of its gross income from the sale of securities held for less than three months, it may fail to qualify. If a Portfolio did not so qualify, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

          Because each Portfolio of the Fund intends to distribute all of its net investment income and net realized capital gains at least annually, it is not expected that any Portfolio of the Fund will be required to pay federal income tax for any year throughout which it was a regulated investment company nor, for this reason, is it expected that any Portfolio will be required to pay the 4% federal excise tax imposed on regulated investment companies that fail to satisfy certain minimum distribution requirements. However, the possibility of federal or state income tax and/or imposition of the federal excise tax does exist.

          If a Portfolio pays a dividend in January of any year which was declared in the last three months of the previous year and was payable to shareholders of record on a specified date in such a month, the dividend will be treated as having been paid and received in the previous year.

          Dividends (other than capital gains dividends) will be taxable to shareholders as ordinary income, whether received in shares or cash and will, in the case of corporate shareholders, generally qualify for the dividends-received deduction to the extent paid out of qualifying dividends received by the Portfolio.

          Capital gains dividends will ordinarily be taxable to shareholders as long-term capital gain, regardless of how long they have held their shares. A dividend is a capital gains dividend if it is so designated by the Portfolio and is paid out of the Portfolio 's net capital gain (that is, the excess of the Portfolio's net long-term capital gain over its net short-term capital loss).

          Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

          If the Fund redeems some or all of the shares held by any shareholder, the transaction will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the Fund (determined for this purpose using certain specific rules of constructive ownership). If a redemption of shares is not treated as a sale or exchange, the amount paid for the shares will be treated as a dividend.

          If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain or loss will generally be treated as capital gain (long-term or short-term, depending upon the holding period for the redeemed shares).

          Shareholders will be subject to information reporting with respect to dividends and redemptions, and may be subject to backup withholding with respect to dividends at the rate of 31% unless (a) they are corporations or come within other exempt categories or (b) they provide correct taxpayer identification numbers, certify as to no loss of exemption from backup withholding, and otherwise comply with applicable requirements of the law relating to backup withholding. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders.

          The Fund may pay taxes to foreign countries with respect to dividends or interest it receives from foreign issuers or from domestic issuers that derive a substantial amount of their revenues in foreign countries, or such taxes may be withheld at the source by such issuers. The Fund will generally be entitled to deduct such taxes in computing its taxable income.

STATE AND LOCAL TAXES

          Each Portfolio of the Fund may be subject to state or local taxation in jurisdictions in which it may be deemed to be doing business. Taxable income of each Portfolio of the Fund and its shareholders for state and local purposes may be different from taxable income calculated for federal income tax purposes.

          Each prospective investor is advised to consult his or her tax adviser for advice as to the federal, state, and local taxation which may be applicable to such investor in connection with an investment in the Fund.

                        PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

          The Fund's various portfolio shares are sold to the general public on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

          Investments in the Fund can be made directly to the Distributor or through the transfer agent - Rushmore Trust & Savings, FSB - or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application designating which Portfolio you are investing in and make a check payable to "The Navellier Performance Funds." Mail the check along with the application to:

                                           The Navellier Performance Funds
                                             c/o Rushmore Trust & Savings, FSB
                                           4922 Fairmont Avenue
                                           Bethesda, MD 20814

     Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted. Be certain to specify which Portfolio or Portfolios you are investing in.

     Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares - General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares - Valuation of Shares".)

THE NAVELLIER PERFORMANCE FUNDS' PORTFOLIOS

     The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

     If an order for shares of a Portfolio is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. New York Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

     Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. New York Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted by 4:00 p.m. New York Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Fund by telephone through a Selected Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

     Certain selected Dealers may effect transactions in shares of the Portfolios through the National Securities Clearing Corporation's Fund/SERV system.

     Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Fund's Portfolios, whether purchased through a Selected Dealer or directly through the Transfer Agent; there is however an ongoing Rule 12b-1 fee (except as to the Aggressive Small Cap Portfolio).

     Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 621-7874.

TO INVEST BY BANK WIRE:  Request a wire transfer to:

                                                Rushmore Federal Savings Bank
                                                Bethesda, MD
                                                Routing Number 0550 71084
                                                For Account of The Navellier
                                                  Performance Funds
                                                Account Number 029 385770

     AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE FUND AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M. NEW
YORK TIME AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELLED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.

     Such wire should identify the name of the Portfolio, the account number, the order number (if available), and your name.

TO INVEST BY AUTOMATIC MONTHLY INVESTMENT PLAN:

     Shareholders may make automatic monthly purchases of a Portfolio's shares by executing an automatic monthly withdrawal application authorizing his/her/its bank to transfer money from his/her/its checking account to the Transfer Agent for the automatic monthly purchase of shares of the Portfolio for the shareholder. There is no charge by the Portfolio for this automatic monthly investment plan and the shareholder can discontinue the service at any time.

GENERAL PURCHASING INFORMATION

     Each of the existing Portfolios of the Fund has established a minimum initial investment of $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and $100 for subsequent investments in any Portfolio. Orders for shares may be made by mail by completing the Account Application included with this Prospectus and mailing the completed application and the payment for shares to the Transfer Agent. Documentation in addition to the information required by the Account Application may be required when deemed appropriate by the Fund and/or the Transfer Agent and the Account Application will not be deemed complete until such additional information has been received. The Fund reserves the right to not accept an applicant's proposed investment in any of the Fund's shares.

VALUATION OF SHARES

     The net asset value of the shares of each Portfolio of the Fund are determined once daily as of 4 p.m. New York Time, on days when the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange or the national securities exchanges on which Portfolio stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Fund will reconsider the time at which net asset value is to be computed. The net asset value is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares of the Portfolio. The price at which a purchase is effected is based on the next calculation of net asset value after the order is received.

     In determining the value of the assets of each Portfolio, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All other securities and assets are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                             REDEMPTION OF SHARES

GENERAL

     A shareholder may redeem shares of each Portfolio at the net asset value next determined after receipt of a notice of redemption in accordance with the procedures set forth below and compliance with the further redemption information and/or additional documentation requirements described in this Section. As used in this Prospectus, the term "business day " refers to those days on which stock exchanges trading stocks held by the Fund are open for business. The Fund may change the following procedures at its discretion.

     The shareholder will not be credited with dividends on those shares being redeemed for the day on which the shares are redeemed by the Portfolio (but will be credited with dividends on the day such shares were purchased). A check for the proceeds of redemption will normally be mailed within seven days of receipt of any redemption request received by the Transfer Agent. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds only until such times as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days from purchase date. Such delays can be avoided by wiring Federal Funds in effecting share purchases.

     If a shareholder wishes to redeem his or her entire shareholdings in a Portfolio, he or she will receive, in addition to the net asset value of shares, all declared but unpaid dividends thereon. The net asset value of the shares may be more or less than a shareholder's cost depending on the market value of the Portfolio securities at the time of the redemption.

REDEMPTION BY MAIL

     A shareholder may redeem shares by mail on each day that the New York Stock Exchange is open by submitting a written redemption request to:

                                          The Navellier Performance Funds
                                          c/o Rushmore Trust & Savings, FSB
                                          4922 Fairmont Avenue
                                          Bethesda, MD  20814

     The request for redemption should include the name of the Portfolio, the account name and number, and should be signed by all registered owners of the shares in the exact names in which they are registered. Each request should specify the number or dollar amount of shares to be redeemed or that all shares in the account are to be redeemed.

REDEMPTIONS BY TELEPHONE

     If you have indicated on your Account Application that you wish to establish telephone redemption privileges, you may redeem shares by calling the Transfer Agent at 1-800-622-1286 by 4:00 p.m. New York Time on any day the New York Stock Exchange is open for business.

     If any account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

     Telephone redemption is not available for shares held in IRAs. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

     Additional documentation (i.e., signature guarantee for redemptions in excess of $1,000 or verification identification when redemption is by telephone) regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

     The Fund reserves the right to modify any of the methods of redemption for providing these services upon 30 days' written notice to shareholders.

     Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.

     Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth in the Statement of Additional Information.


     Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the money market mutual fund - Fund for Government Investors, Inc. - a regulated investment company custodied by Rushmore Trust & Savings, FSB, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

     The owner of $25,000 or more worth of the shares of any Portfolio may provide for the payment from his/her account of any requested dollar amount (but not less than $1,000) to him/her or his/her designated payee monthly, quarterly, or annually. Shares will be redeemed on the last business day of each month. Unless otherwise instructed, the Transfer Agent will mail checks to the shareholder at his/her address of record. A sufficient number of shares will be redeemed to make the designated payment.

                   CERTAIN SERVICES PROVIDED TO SHAREHOLDERS

STATEMENTS OF ACCOUNT

     Statements of Account for each Portfolio will be sent to each shareholder at least quarterly.

DIVIDEND ELECTION

     A shareholder may elect to receive dividends in shares or in cash. If no election is made, dividends will automatically be credited to a shareholder's account in additional shares of the Portfolio to which such dividend relates.

EXCHANGE PRIVILEGES

     Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund and/or portfolios of The Navellier Series Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. Exchanges between Portfolios will be subject to a $5 exchange fee after five (5) exchanges per year. There is a limit of ten (10) exchanges per year. Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. New York Time will be effected at the next determined net asset value.

                             ADDITIONAL INFORMATION

     The Statement of Additional Information, available upon request, without charge from the Fund, provides a further discussion of certain sections of the Prospectus and other information which may be of interest to certain investors. This Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the securities being sold, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the Statement of Additional Information and the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                           ASSENT TO TRUST INSTRUMENT

     Every Shareholder, by virtue of having purchased a Share or Interest shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

Investment Adviser

Navellier Management, Inc.
One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671

Distributor                                 THE NAVELLIER PERFORMANCE FUNDS

Navellier Securities Corp.
One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671

Independent Auditors

Deloitte & Touche, LLP
1900 M Street
Washington, D.C. 20036
(202) 955-4000

Transfer Agent and Custodian

Rushmore Trust & Savings, FSB
4922 Fairmont Avenue
Bethesda, MD 20814
(800) 622-1386

Counsel

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111
(415) 981-6281

Sales Information

Navellier Securities Corp.
One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671

Shareholder Inquiries

Rushmore Trust & Savings, FSB
4922 Fairmont Avenue
Bethesda, MD 20814
(800) 622-1386                                                November 26, 1996

NAVELLIER                       NEW ACCOUNT APPLICATION  For a retirement account application call 800-887-8671
PERFORMANCE                     =================================================================================
FUNDS

                                800-887-8671
MAIL APPLICATION & CHECKS TO:
The Navellier Performance Funds
c/o Rushmore Trust & Savings
4922 Fairmont Ave.
Bethesda, MD  20814
800-622-1386
- ------------------------------- ====================================================================================
REGISTRATION                    1. Individual
                                             -----------------------------------------------------------------------
                                             First Name          Initial      Last Name
    [_]  Individual
         Use lines 1 & 3
                                2. Joint Tenant
    [_]  Joint Account with                    ---------------------------------------------------------------------
         Rights of Survivor                    First Name           Initial      Last Name
         Lines 1, 2 & 3               Rights of survivor will be applied unless otherwise indicated

    [_]  Joint Account with
         Tenancy in Common      3. Social Security No.                          Date of Birth
         Lines 1, 2 & 3                               -------------------------              --------------------
                                                                                S.S.# to be used for tax purposes
    [_]  Gift to Minor          4. Uniform Gift to Minor
         Lines 4 & 5                                    ------------------------------------------------------------
                                   Custodian's Name / State
OR
    [_]  Corporations,          5.
         Partnerships,             ---------------------------------------------------------------------------------
         Trusts & Others           Minor's Name          Minor's Social Security No.          Date of Birth
         Lines 6 & 7            6.
                                   ---------------------------------------------------------------------------------
                                                 Name of Corporation or Entity                    Tax ID Number

                                7. Registration Type: ___ Corporation ___ Partnership ___ Unincorporated Association
                                    ___ Trust - Date of Trust _______________

                                Please include a copy of the first and last pages of your trust agreement.
- ------------------------------- ====================================================================================
MAILING ADDRESS                 Street or P.O. Box
                                                  ------------------------------------------------------------------
Complete if different from      City                                            State                  Zip
above address label                  ------------------------------------------      -----------------    ----------
                                Telephone:   Home                              Work
                                                 ----------------------------      ---------------------------------
                                Your Residency:        [_] U.S.        [_] Resident Alien     [_] Non-Resident Alien

                                Specify Country
                                               ---------------------------------------------------------------------
- ------------------------------- ====================================================================================

- ------------------------------
====================================================================================================
INVESTMENT                         Portfolio                                                                                  Amount
                                   ---------                                                                                  ------
Make check payable to:          [_]  Navellier Aggressive Growth Portfolio
The Navellier Performance            $_____________
Funds                           [_]  Navellier Mid Cap Growth Portfolio
                                     $_____________
                                [_]  Navellier Aggressive Small Cap Portfolio
                                     $_____________

                                [_]  By check $                                         [_]  By wire $
                                               --------------------------------------                 ------------------------------
                                From Account No.
                                                ------------------------------------------------------------------------------------

                                Minimum initial investment is $2,000 ($500 for IRAs, call 800-887-8671 for an IRA application).
                                Make checks payable to The Navellier Performance Funds. Call 800-622-1386 for wiring instructions or see the prospectus.
- ------------------------------
====================================================================================================
DIVIDENDS                       [_] Reinvest dividends and capital gains.     [_] Reinvest dividends, pay capital gains.
AND CAPITAL GAINS               [_] Pay dividends and capital gains in cash.  [_] Pay dividends, reinvest capital gains.
DISTRIBUTIONS
                                All dividends and capital gains distributions will be reinvested if no box is checked.  All distributions will be reinvested if a withdrawal plan is elected.
- ------------------------------
====================================================================================================
INVESTOR FINANCIAL              Annual Income: $                                   Net Worth: $
& INVESTMENT INFO.                              ---------------------------------              -------------------------------------
Required by NASD                Investment Objective: [_] Growth
- ------------------------------
====================================================================================================
SHAREHOLDER                     Telephone/Expedited Redemption - please check all that apply.  These privileges are subject to the
PRIVILEGES                         terms set forth in the Prospectus.
                                [_]  Yes, I would like to be able to redeem shares by telephone.
                                [_]  Deposit redemption proceeds in the money market mutual fund, Fund for Government
                                      Investors, Inc., custodied by Rushmore Trust & Savings, FSB.
                                [_]  Wire redemption proceeds to:
                                                                 ------------------------------------------------------------------
                                                                                          Name of Bank

                                            -------------------------------------------   -----------------------------------------
                                                                Type of Account                                    Account Number
                                [_]  Mail a check to my address indicated above.
- ------------------------------
===================================================================================================
SYSTEMATIC    [_]  YES          A Systematic Withdrawal Plan is available for accounts with an underlying share value of $25,000 or
WITHDRAWAL    [_]  NO           more.  If this plan is elected, all distributions will be automatically reinvested.  Minimum
PLAN                            withdrawal is $1,000.

Optional                        Amount of payment $
                                                    -------------------------
                                Payments made:     [_] Monthly     [_] Quarterly     [_] Annually
                                Payments to commence the 2nd business day of:
                                                                             -------------------------
                                                                                   Month, Year
                                If checks are to be sent to another address or paid to someone other than the registered owner shown on application, please provide the following:

                                Name:
                                     -----------------------------------------------------------------------------------------------
                                Address:
                                        --------------------------------------------------------------------------------------------
- ------------------------------
====================================================================================================
BROKER                          Firm
INFORMATION                         ------------------------------------------------------------------------------------------------
                                Mailing Address                                            City
                                               ------------------------------------------      -------------------------------------
                                State                                    Zip                  Phone
                                     ----------------------------------     ---------------         --------------------------------
If shares are being purchased   Dealer Code                           Office Code                      Rep. Number
through a Service Agent,                   --------------------------            ---------------------            ------------------
Agent should complete this      Agent Name                                  Agent Signature:
section.                                   ------------------------------                   ----------------------------------------
- ------------------------------
====================================================================================================

- ------------------------------
===================================================================================================
SIGNATURES                      I/We authorize Rushmore Trust & Savings, FSB, as custodian and transfer agent for The Navellier
& CERTIFICATION                 Performance Funds, to honor any requests made in accordance with the terms of this application, and
                                I/we further affirm that, subject to any limitations imposed by applicable law, neither Rushmore
Confirmation of Account         Trust & Savings, FSB, nor The Navellier Performance Funds shall be held liable by me/us for any
 Establishment:  Soon after     loss, liability, cost, or expense for acting in accordance with this application, or any section
 all essential items are        thereof.  I/We understand that all of the shareholder options described in this application are
 received by the custodian,     subject to the terms set forth in the Prospectus.
 a confirmation statement(s)
 showing account number(s),     I/WE CERTIFY THAT WE HAVE FULL RIGHT, POWER, AUTHORITY, AND LEGAL CAPACITY TO PURCHASE AND REDEEM
 amount received, shares        SHARES AND AFFIRM THAT I/WE HAVE RECEIVED AND READ THE PROSPECTUS, AGREE TO ITS TERMS, AND HAVE NOT
 purchased, and price paid      RELIED ON OR MADE MY/OUR DECISION TO INVEST IN THE NAVELLIER PERFORMANCE FUNDS ON ANY WRITTEN OR
 per share will be sent to      ORAL INFORMATION OTHER THAN THE WRITTEN INFORMATION CONTAINED IN THE PROSPECTUS, REGISTRATION
 the registered shareholder.    STATEMENT AND STATEMENT OF ADDITIONAL INFORMATION.  Under penalties of perjury, I/we certify (i)
                                that the number shown on this form is my/our correct Social Security Number or Taxpayer
Subsequent Payments:  A new     Identification Number and (ii) that (1) I/we are not subject to backup withholding either because
 application need not be        I/we have not been notified by the Internal Revenue Service that I/we are subject to backup
 submitted with additional      withholding as a result of a failure to report all interest or dividends, or (2) the IRS has
 payments to an existing        notified me/us that I am/we are no longer subject to backup withholding.  If you have been notified
 account if a current           by the IRS that you are currently subject to backup withholding strike out phrase (2) above.
 application is on file with
 the custodian.  Subsequent
 purchases should be            X                                                  X
 identified by account           ------------------------------------------------   ------------------------------------------------
 number and account             Signature as it appears on Line No. 1      Date     Joint Signature (if applicable)            Date
 registration name.


                                    PART B

                        THE NAVELLIER PERFORMANCE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED NOVEMBER 26, 1996

     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Performance Funds (the "Fund"), dated November 26, 1996, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501;
Tel:  1-800-887-8671.


                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.......................    1

INVESTMENT OBJECTIVES AND POLICIES....................    1

TRUSTEES AND OFFICERS OF THE FUND.....................    5

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...    8

THE INVESTMENT ADVISER, DISTRIBUTOR,
  CUSTODIAN AND TRANSFER AGENT........................    9

BROKERAGE ALLOCATION AND OTHER PRACTICES..............   14

CAPITAL STOCK AND OTHER SECURITIES....................   16

PURCHASE, REDEMPTION, AND PRICING OF SHARES...........   17

TAXES.................................................   18

UNDERWRITERS..........................................   21

CALCULATION OF PERFORMANCE DATA.......................   22

FINANCIAL STATEMENTS..................................   23

APPENDIX..............................................   24

                        GENERAL INFORMATION AND HISTORY

     The Fund is a business trust company (organized under the laws of the State of Delaware on October 17, 1995) and has less than one year of operations as of November 26, 1996.


                       INVESTMENT OBJECTIVES AND POLICIES

     INVESTMENT POLICIES.  The investment objectives and policies of each
     -------------------
Portfolio are described in the "Investment Objectives and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus.

     CERTIFICATES OF DEPOSIT.  Certificates of deposit are generally short-
     -----------------------
term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     TIME DEPOSITS.  Time deposits are deposits in a bank or other
     -------------
financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     BANKER'S ACCEPTANCES.  A banker's acceptance is a time draft drawn on
     --------------------
a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     COMMERCIAL PAPER.  Commercial paper refers to short-term, unsecured
     ----------------
promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     CORPORATE DEBT SECURITIES.  Corporate debt securities with a remaining
     -------------------------
maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

     UNITED STATES GOVERNMENT OBLIGATIONS.  Securities issued or guaranteed
     ------------------------------------
as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

     Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

     INVESTMENT RESTRICTIONS.  The Fund's fundamental policies as they
     -----------------------
affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     The following investment restrictions are fundamental policies of the Fund with respect to all Portfolios (unless otherwise specified below) and may not be changed except as described above. The Fund may not:

     1.   Purchase any securities or other property on margin; provided,
                                                               --------
however, that the Fund may obtain short-term credit as may be necessary for the
- -------
clearance of purchases and sales of securities.

     2. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

     3. Make securities loans, except that the Fund may make loans of the portfolio securities of any Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of such Portfolio.

     4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

     5. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.

     6. Purchase securities of companies for the purpose of exercising management or control.

     7. Participate in a joint or joint and several trading account in securities.

     8. Issue senior securities or borrow money, except that the Fund may (i) borrow money only from banks for any Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio, and (ii) borrow money only from banks for any Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made. As an operating policy, no Portfolio may invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of such Portfolio.

     9. Pledge, mortgage, or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets of such Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

     10. Purchase for any Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

     11. Invest more than 10% of the Aggressive Growth Portfolio's assets in the securities of any single company or 25% or more of any Portfolio's total assets in a single industry; invest more than 5% of the assets of the Mid Cap Growth Portfolio or Aggressive Small Cap Portfolio in securities of any single issuer.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of port-folio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

     PORTFOLIO TURNOVER.  Each Portfolio has a different expected annual
     ------------------
rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Because each of the existing Portfolios is a new fund portfolio which has not been in operation for a year, no actual turnover rate can be given at this time. The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin an annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.

                       TRUSTEES AND OFFICERS OF THE FUND

     The following information, as of November 26, 1996, is provided with respect to each trustee and officer of the Fund:

                                POSITION(S) HELD WITH                    PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS            REGISTRANT AND ITS AFFILIATES                DURING PAST FIVE YEARS
- ------------------------   --------------------------------   ----------------------------------------------
Louis Navellier/1/         Trustee, President and             Mr. Navellier is and has been the CEO and
One East Liberty           Treasurer of The Navellier         President of Navellier & Associates Inc., an
Third Floor                Performance Funds.  Mr.            investment management company since
Reno, NV 89501             Navellier is also the CEO,         1988; CEO and President of Navellier
                           President, Secretary, and          Management, Inc., an investment manage-
                           Treasurer of Navellier             ment company since May 10, 1993; Trustee
                           Management, Inc., a                of the Navellier Series Fund; CEO and
                           Delaware corporation which is      President of Navellier International Manage-
                           the Investment Adviser to the      ment, Inc., an investment management com-
                           Fund.  Mr. Navellier is also       pany, since May 10, 1993; CEO and
                           CEO, President, Secretary,         President of Navellier Securities Corp. since
                           and Treasurer of Navellier         May 10, 1993; Trustee of The Navellier
                           Securities Corp., the principal    Series Fund; CEO and President of
                           underwriter of the Fund's          Navellier Fund Management, Inc., an
                           shares.                            investment management company, since
                                                              November 30, 1995; and has been publisher
                                                              and editor of MPT Review from August
                                                              1987 to the present and was publisher and
                                                              editor of the predecessor investment
                                                              advisory newsletter OTC Insight, which he
                                                              began in 1980 and wrote through July 1987.


Arnold Langsen/2/          Trustee (however, Professor        Professor Langsen is Professor Emeritus of
The Langsen Group,         Langsen is the President and a     Financial Economics, School of Business,
Inc. of California         shareholder of The Langsen         California State University at Hayward
637 Silver Lake Dr.        Group, Inc. of California,         (1973-1992); Visiting Professor, Financial
Danville, CA 94526         which corporation provides         Economics, University of California at
                           consulting services to             Berkeley (1984-1987).
                           Navellier & Associates Inc.;


Barry Sander               Trustee                            Currently the President and CEO of Ursa
695 Mistletoe Rd., #2                                         Major Inc., a stencil manufacturing firm and
Ashland, OR 97520                                             has been for the past eight years.

Joel Rossman               Trustee                            Currently President and CEO of Personal
Personal Stamp                                                Stamp Exchange, Inc., a manufacturer,
Exchange, Inc.                                                designer and distributor of rubber stamp
360 Sutton Place                                              products.  He has been President and CEO
Santa Rosa, CA                                                of Personal Stamp Exchange for the past 10
95407                                                         years.


Jacques Delacroix          Trustee                            Professor of Business Administration, Leavy
University of                                                 School of Business, Santa Clara University
Santa Clara                                                   (1983-present).
Santa Clara, CA


- ------------------------------------------------------------------------------------------------------------

/1/ This person is an interested person affiliated with the Investment Adviser.

/2/ This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                    OFFICERS

     The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $7,500. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

     The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

     The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

                              REMUNERATION TABLE
- ------------------------------------------------------------------------
Name                    Capacity In Which               Aggregate
                        Remuneration Received           Remuneration /*/
                                                        From
                                                        Registrant and
                                                        Fund Complex
- ------------------------------------------------------------------------
Louis G. Navellier         Trustee, President,              $ 0.00
                         Chief Executive Officer,
                              and Treasurer
- ------------------------------------------------------------------------
Barry Sander                     Trustee                 $8,500.00/1/
- ------------------------------------------------------------------------
Arnold Langsen                   Trustee                 $8,500.00/1/
- ------------------------------------------------------------------------
Joel Rossman                     Trustee                 $8,500.00/1/
- ------------------------------------------------------------------------
Jacques Delacroix                Trustee                 $8,500.00/1/
- ------------------------------------------------------------------------

/*/  Based on projections for fiscal year 1996.
/1/ Includes $7,500 annual salary and reimbursement for estimated out-of-pocket expenses per annum.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On October 17, 1995, in order to fulfill the requirements of Section 14(a)(1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the only existing Portfolio of the Fund was purchased by Louis Navellier under a subscription agreement dated October 17, 1995. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% for the Navellier Aggressive Growth Portfolio (to purchase 10,000 shares). Louis Navellier now owns 1.8% of the Fund and is no longer a control person of the Fund.

                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                      -----------------------------------
                          CUSTODIAN AND TRANSFER AGENT

     (A)  THE INVESTMENT ADVISER
          ----------------------

     The offices of the Investment Adviser (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in May 1993 and only advises this Fund and The Navellier Series Fund.

          (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

                       Shares of Outstanding Stock             Percentage of
Name                    of the Investment Adviser           Outstanding Shares
- ----                   ---------------------------          ------------------

Louis G. Navellier                1,000                           100%

          (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:

Name                Position
- ----                --------

Louis G. Navellier  Trustee, President, and Treasurer of The Navellier Series
                    Fund; Director, CEO, President, Secretary, and Treasurer of Navellier Management, Inc.,; Director, President, CEO, Secretary, and Treasurer of Navellier Securities Corp.; one of the Portfolio Managers of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Small Cap Portfolio and the Aggressive Small Cap Equity Portfolio of the Navellier Series Fund.

Alan Alpers         Trustee and Secretary of The Navellier Series Fund, One of
                    the Portfolio Manager's of the Aggressive Growth Portfolio,
                    The Mid Cap Portfolio, the Aggressive Small Cap Portfolio and Aggressive Small Cap Equity Portfolio of the Navellier
                    Series Fund.

     (iii) The management fee payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund is payable monthly and is based upon 1.25% of the Aggressive Growth Portfolio's and of the Mid Cap Growth Portfolio's and 1.15% of the Aggressive Small Cap Portfolio's average daily net assets. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.

     Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

     In the event that the annual operating expenses of any Portfolio, including amounts payable to the Investment Adviser, paid or payable by such Portfolio for any fiscal year, exceed the expense limitations applicable to the Portfolio imposed by state securities laws or regulations thereunder, as such limitations may be adjusted from time to time, the Investment Adviser shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations (unless otherwise waived), will reimburse the applicable Portfolio for annual operating expenses in excess of any such expense limitation. Presently, California has the most restrictive state expense limitations applicable to the Fund. Generally, these limitations provide that the Fund's aggregate annual expenses shall not normally exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1-1/2% of the remaining average net assets of the Fund for any fiscal year.

     The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

     (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Advisor out of its fees or assets.

     In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Advisor (over the amount of

0.25% annual Administrative Services Fee) to reimburse it for fees Investment Advisor pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

     The Investment Adviser Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

     The Investment Adviser is advancing the Fund's organizational expenses which were $126,000. The Fund has agreed to reimburse the Investment Adviser for the organizational and other expenses it advances, without interest, on a date or dates to be chosen at the sole discretion of Navellier Management, Inc., or the Investment Advisor can elect to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

     (b)  THE DISTRIBUTOR
          ---------------

     The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale and will be registered with such agencies and governments before any Fund shares are sold. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated October 17, 1995. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost in excess of the 12b-1 fee (discussed below under "Distribution Plan") of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

Distribution Plans

     The Aggressive Growth Portfolio Distribution Plan
     ------------------------------------------------

     The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plans(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggressive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.

     The Mid Cap Growth Portfolio Distribution Plan
     ----------------------------------------------

     The Mid Cap Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of the Mid Cap Growth Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of the Mid Cap Growth Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution related expenses including a prorated portion of Distributor's overhead expenses attributable to the distribution of the Mid Cap Growth Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall be 0.25% per year of the average daily net assets of the Mid Cap Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or the Mid Cap Growth Portfolio directly. The 12b-1 Plan for the Mid Cap Growth Portfolio also covers payments by the Distributor and Investment Advisor to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under the 12b-1 Plan for the Mid Cap Growth Portfolio are included in the maximum operating expenses which may be borne by the Mid Cap Growth Portfolio. Payments under the 12b-1 Plan for the Mid Cap Growth Portfolio may exceed actual expenses incurred by the Distributor investment Advisor or others.

     The Distributor has accrued $33,542 in 12b-1 fees during the first 6 months of 1996. Investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent.

     (c) THE CUSTODIAN AND TRANSFER AGENT
         --------------------------------

     Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

     (d)  LEGAL COUNSEL
          -------------

     The Law Offices of Samuel Kornhauser is legal counsel to the Fund, to the Investment Adviser and to the Distributor.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

     The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                       CAPITAL STOCK AND OTHER SECURITIES

     The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

     REDEMPTION OF SHARES.  The Prospectus, under "Redemption of Shares"
     --------------------
describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

     The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

     DETERMINATION OF NET ASSET VALUE.  As described in the Prospectus under
     --------------------------------
"Purchase and Pricing of Shares - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

     VALUATION OF ASSETS.  In determining the value of the assets of any
     -------------------
Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

                                     TAXES

     In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

     Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, (c) derive less than 30% of its gross income from the sale or other disposition within three months of purchase of (i) stock or securities,
(ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (iii) foreign currencies or options, futures, or forward contracts on foreign currencies that are not directly related to its principal business of investing in stocks or securities (or options and futures with respect to stocks or securities), and (d) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

     If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

     Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

     Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

     If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

     The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

     On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

     Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

     The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

     Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

     The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

                                  UNDERWRITERS

     The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a distribution agreement dated October 17, 1995. The Distributor has a two year business history but only a nine month history of selling this Fund's shares.

     The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent - Distributor."

                        CALCULATION OF PERFORMANCE DATA

     Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

     The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment/*/ ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                              P (1 + T) /N/ = ERV

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

     The Navellier Aggressive Growth Portfolio had a total return of 30.63% for the six months ending June 30, 1996. Since the Mid Cap Growth Portfolio and the Aggressive Small Cap Portfolio are newly formed portfolios and therefore have no history of operation, no performance figures for these portfolios are included.

     Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

As summarized in the Prospectus under the heading "Performance and Yield," the total return of each Portfolio may be quoted in advertisements and sales literature.

                             FINANCIAL STATEMENTS


                Seed Audit and Independent Accountant's Report

                 June 30, 1996 Unaudited Financial Statement

REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholder of The Navellier Performance Funds

We have audited the statement of assets and liabilities of the Aggressive Growth Portfolio of the Navellier Performance Funds (the Fund) as of December 28, 1995. The financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of the Aggressive Growth Portfolio of the Navellier Performance Funds as of December 28, 1995 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Washington, D.C.
December 29, 1995

                        THE NAVELLIER PERFORMANCE FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 28, 1995

                                                              Navellier
                                                              Aggressive
                                                                Growth
                                                               Portfolio
                                                              ----------
          ASSETS
            Cash in Custodian Bank                             $100,000
            Deferred Organizational Expenses                    126,000
                                                               --------
              Total Assets                                      226,000
                                                               --------
          LIABILITIES
            Accrued Organizational Expenses                     126,000
                                                               --------
          NET ASSETS                                           $100,000
                                                               ========
          Shares Outstanding                                     10,000
                                                               ========
          Net Asset Value Per Share                              $10.00
                                                               ========

                       See Notes to Financial Statement.

                        THE NAVELLIER PERFORMANCE FUNDS

                         NOTES TO FINANCIAL STATEMENT

                               DECEMBER 28, 1995


1.  SIGNIFICANT ACCOUNTING POLICIES

The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund presently consists of one portfolio, the Navellier Aggressive Growth Portfolio ("Portfolio"), a non-diversified open-end management portfolio. The following is a summary of significant accounting policies which the Fund follows:

    (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

    (b) Security transactions are recorded on the trade-date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

    (c) Dividends from net investment income are declared and paid annually. Dividends are re-invested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

    (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

    (e) Organizational expenses of the Fund totaling $126,000 as of December 28, 1995 are being deferred and will be amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption.

2. INVESTMENT ADVISORY AND DISTRIBUTOR AGREEMENTS

   Investment advisory services are provided by Navellier Management, Inc. ("Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.25% of the daily net assets of the Portfolio. The Adviser also receives an annual fee equal to 0.25% of the Fund's average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

   Navellier Securities Corp. acts as the Fund's Distributor (the "Distributor") and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Adviser.

3. TRANSFER AGENT AND CUSTODIAN

   Rushmore Trust and Savings, FSB, ("Rushmore Trust"), provides transfer agency, dividend disbursing and some shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. DISTRIBUTION PLAN

   The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the Portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sale literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

                      JUNE 30, 1996 FINANCIAL STATEMENTS

June 30, 1996                                                                           NAVELLIER AGGRESSIVE GROWTH PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                          PORTFOLIO OF INVESTMENTS
- -----------------------------------------------------------       -----------------------------------------------------------
                                               Market Value                                                      Market Value
Shares                                             (Note 1)       Shares                                             (Note 1)
- -----------------------------------------------------------       -----------------------------------------------------------
COMMON STOCKS                                                     COMMON STOCKS (CONTINUED)

ADVANCED MEDICAL DEVICES-5.27%                                    DIVERSIFIED TECHNOLOGY-6.70%
 167,300 BioSource International, Inc.*         $ 1,510,936         53,000 Computer Horizons Corp.*               $ 2,093,500
  60,000 Hologic, Inc.*                           2,655,000         65,500 Galileo Electro Optics Corp.*            1,572,000
                                                -----------         15,500 Quintiles Transactional Corp.*           1,019,125
                                                  4,165,936         18,000 Zoitek Companies, Inc.*                    616,500
                                                -----------                                                       -----------
ADVERTISING AND MARKETING-1.48%                                                                                     5,301,125
  45,000 Ha-Lo Industries, Inc.*                  1,170,000                                                       -----------
                                                -----------       EDUCATION-5.28%
AEROSPACE AND DEFENSE-1.49%                                         30,000 Apollo Group, Inc.*                        840,000
  40,000 Oregon Metallurgical Corp.*              1,180,000         84,000 Childrens Comprehensive Services*        1,806,000
                                                -----------         70,000 National Education Corp.*                  997,500
AGRICULTURE-1.44%                                                   30,000 Youth Services International, Inc.*        532,500
  27,000 Delta and Pine Land Co.                  1,140,750                                                       -----------
                                                -----------                                                         4,176,000
AIRLINES-0.31%                                                                                                    -----------
   8,950 Comair Holdings, Inc.                      241,650       ELECTRONICS-5.69%
                                                -----------        125,000 LaBarge, Inc.*                           1,148,438
APPAREL/FABRIC-2.70%                                               188,000 WPI Group, Inc.*                         1,833,000
  61,500 Ross Stores, Inc.                        2,137,125         84,000 Zytec*                                   1,522,500
                                                -----------                                                       -----------
BIOTECHNOLOGY-2.99%                                                                                                 4,503,938
 136,000 Prime Medical Service, Inc.*             2,363,000                                                       -----------
                                                -----------       ENGINEERING/DESIGN-0.21
CASINOS/GAMING-1.43%                                                15,000 IMP, Inc.*                                 168,750
  75,000 Casino Data Systems*                     1,134,375                                                       -----------
                                                -----------       ENVIRONMENTAL CONTROL/WASTE
CHEMICALS-0.10%                                                    MANAGEMENT-1.65%
   5,000 Ambar, Inc.*                                79,750         28,000 USA Waste Services, Inc.*                  839,500
                                                -----------         22,500 Watsco, Inc.                               472,500
COMPUTER HARDWARE-3.62%                                                                                           -----------
  30,000 Iomega Corp.*                              870,000                                                         1,302,000
  67,000 Meridian Data, Inc.*                       599,063                                                       -----------
  91,500 Odetics, Inc.*                           1,395,375       FINANCIAL SERVICES-7.82
                                                -----------         21,000 Money Store, Inc.                          464,625
                                                  2,864,438        150,000 PMT Services, Inc.*                      4,293,750
                                                -----------        10,000 Student Loan Marketing
COMPUTER SOFTWARE-3.76%                                                       Association                             740,000
  22,500 Brooktrout Technology, Inc.*               630,000         30,000 Total System Services, Inc.                686,250
  22,400 HBO and Co.                              1,517,600                                                       -----------
  10,000 Security Dynamics*                         822,500                                                         6,184,625
                                                -----------                                                       -----------
                                                  2,970,100       HEALTHCARE-3.80%
                                                -----------         42,450 ABR Information Services, Inc.*          2,133,112
COSMETICS/PERSONAL CARE-2.96%                                       10,000 Access Health, Inc.*                       472,500
  91,900 Natures Sunshine Products, Inc.          2,343,450                                                       -----------
                                                -----------                                                         2,605,612
DATA COMMUNICATIONS/NETWORKING-2.77%                                                                              -----------
  10,300 Ascend Communications, Inc.*               579,375       HOME CONSTRUCTION-0.82%
  40,000 Proxim, Inc.*                            1,610,000         28,000 Cavalier Homes, Inc.                       647,500
                                                -----------                                                       -----------
                                                  2,189,375       HOME FURNISHINGS-0.77%
                                                -----------         18,000 Bush Industries, Inc.                      612,000
                                                                                                                  -----------
- -----------------------------------------------------------------------------------------------------------------------------

*Non-income producing.
See Notes to Financial Statements.

June 30, 1996                                                                                NAVELLIER AGGRESSIVE GROWTH PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)

- ----------------------------------------------------------              ----------------------------------------------------------
                                              Market Value                                                            Market Value
Shares                                            (Note 1)              Shares                                            (Note 1)
- ----------------------------------------------------------              ----------------------------------------------------------
COMMON STOCKS (continued)                                               COMMON STOCKS (continued)

Industrial and Commercial Services - 0.70%                              TEMPORARY STAFFING -- 1.84%
   15,000 Memtec Ltd.                         $    551,250                 53,500 AccuStaff, Inc.                     $  1,457,875
                                              ------------                                                            ------------
LODGING -- 0.62%                                                        TOYS -- 2.14%
   7,000 HFS, Inc.*                                490,000                 60,000 Galoob Lewis Toys, Inc.*               1,605,000
                                              ------------                                                            ------------
MEDICAL SUPPLIES -- 1.31%                                               TOTAL COMMON STOCKS -- 92.18%
   81,00 Orthologic Corp.*                       1,032,750                 (COST $70,909,920)                           72,904,549
                                              ------------                                                            ------------
OFFICE EQUIPMENT/SUPPLIES -- 3.24%                                      MUTUAL FUNDS -- 7.82%
   61,000 U.S. Office Products Co.*              2,562,000                 6,188,662 Fund for Government Investors
                                              ------------                    (Cost $6,188,662)                          6,188,662
OIL AND GAS EXPLORATION -- 0.77%                                                                                      ------------
   60,000 Marine Drilling Companies, Inc.*         607,500              TOTAL INVESTMENTS -- 100.00%
                                              ------------                 (COST $77,098,582)                         $ 79,093,211
PHARMACCUTICALS -- 5.67%                                                                                              ============
   50,000 Capstone Pharmacy Services, Inc.*        643,750
   85,800 Jones Medical Industries, Inc.         2,852,850
   50,000 PCT Services, Inc.*                      987,500
                                              ------------
                                                 4,484,100
                                              ------------
PRINTING/PAPER PRODUCTS -- 0.71%
   21,800 Day Runner, Inc.*                        564,075
                                              ------------
PRISON MANAGEMENT -- 1.77%
  20,000 Corrections Corp. of America*           1,400,000
                                              ------------
RETAILERS -- 0.99%
   26,000 Orchard Supply Hardware
      Stores Corp.*                                783,250
                                              ------------
SAVINGS AND LOANS -- 1.13%
   29,500 Imperial Credit Industries, Inc.*        892,375
                                              ------------
SEMICONDUCTORS AND RELATED -- 1.52%
   29,500 Vitesse Semiconductor Corp.            1,200,000
                                              ------------
TELECOMMUNICATIONS -- 6.16%
   179,800 ATC Communications, Inc.*             2,359,875
    20,000 Aspect Telecommunications Corp.*        990,000
    24,500 Pairgain Technologies, Inc.*          1,519,000
                                              ------------
                                                 4,868,875
                                              ------------
TELEPHONE SYSTEMS -- 1.05%
   16,000 Cincinnati Bell, Inc.                    834,000
                                              ------------


* Non-income producing.
See Notes to Financial Statements.

                    JUNE 30, 1996 FINANCIAL STATEMENTS



June 30, 1996                             Navellier Aggressive Growth Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

Assets
  Securities at Value (Note 1, see portfolio for cost information.. $79,093,211
  Cash in Custodian Bank...........................................     139,877
  Receivable for Shares Sold.......................................   1,291,768
  Receivable for Securities Sold...................................     557,342
  Interest Receivable..............................................      24,607
  Dividends Receivable.............................................       6,208
  Unamortized Organizational Costs (Note 1)........................     113,190
                                                                    -----------
    Total Assets...................................................  81,226,203
                                                                    -----------
Liabilities
  Payable for Securities Purchased.................................     649,639
  Payable for Shares Redeemed......................................     116,195
  Investment Advisory Fee Payable (Note 2).........................      76,447
  Administrative Fee Payable (Note 2)..............................      15,289
  Distribution Plan Fee Payable (Note 4)...........................      15,289
  Other Payables and Accrued Expenses..............................      15,289
  Organizational Expenses Payable to Adviser (Note 1)..............     113,190
                                                                    -----------
    Total Liabilities..............................................   1,001,338
                                                                    -----------

Net Assets......................................................... $80,224,865
                                                                    -----------
Shares Outstanding.................................................   6,149,318
                                                                    -----------
Net Asset Value Per Share..........................................      $13.05
                                                                    ===========

--------------------------------------------------------------------------------
See Notes to Financial Statements.


For the Six Months Ended
June 30, 1996                             Navellier Aggressive Growth Portfolio
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

Investment Income
  Interest (Note 1)................................................  $   82,169
  Dividends (Note 1)...............................................      15,899
                                                                     ----------
    Total Investment Income........................................      98,068
                                                                     ----------
Expenses
  Investment Advisory Fee (Note 2).................................     167,709


  Administrative Fee (Note 2)......................................      33,542
  Distribution Plan Fees (Note 4)..................................      33,542
  Transfer Agent and Custodian Fee (Note 3)........................      28,668
  Trustees' Fees...................................................      15,000
  Organizational Expense (Note 1)..................................      12,600
  Insurance........................................................       8,125
  Printing.........................................................       7,160
  Registration Fees................................................       4,393
  Audit Fees.......................................................       4,250
  Other Expenses...................................................       2,923
                                                                     ----------
    Total Expenses.................................................     317,912
    Less Expenses Reimbursed by Investment Adviser (Note 2)........     (49,577)
                                                                     ----------
      Net Expenses.................................................     268,335
                                                                     ----------
Net Investment Loss................................................    (170,267)
                                                                     ----------
Net Realized Gain on Investment Transactions.......................       7,664
Net Change in Unrealized Appreciation of Investments...............   1,994,713
                                                                     ----------
Net Gains on Investments...........................................   2,002,377
                                                                     ----------
Net Increase in Net Assets Resulting from Operations...............  $1,832,110
                                                                     ==========
--------------------------------------------------------------------------------
See Notes to Financial Statements.


                                          Navellier Aggressive Growth Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   For the Six                For the
                                                                   Months Ended             Period Ended
                                                                   June 30, 1996          December 31, 1995*
                                                                   -------------          ------------------
From Investment Activities
  Net Investment Income (Loss)...................................  $   (170,267)             $        21
  Net Realized Gain on Investment Transactions...................         7,664                       --
  Net Change in Unrealized Appreciation (Depreciation)
    of Investments...............................................     1,994,713                      (84)
                                                                   ------------              -----------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations............................................     1,832,110                      (63)
                                                                   ------------              -----------
Distributions to Shareholders
  From Net Investment Income.....................................            --                       --
  From Net Realized Capital Gains................................            --                       --
                                                                   ------------              -----------
    Total Distributions to Shareholders..........................            --                       --
                                                                   ------------              -----------
From Share Transactions
  Net Proceeds from Sales of Shares..............................    88,894,714                  200,000
  Reinvestment of Distributions..................................            --                       --
  Cost of Shares Redeemed........................................   (10,801,896)                      --
                                                                   ------------              -----------
    Net Increase in Net Assets Resulting from
      Share Transactions.........................................    78,092,818                  200,000
                                                                   ------------              -----------
      Total Increase in Net Assets...............................    79,924,928                  199,937

Net Assets--Beginning of Period..................................       299,937                  100,000
                                                                   ------------              -----------


Net Assets--End of Period........................................  $ 80,224,865              $   299,937
                                                                   ============              ===========


Shares
  Sold...........................................................     6,955,701                   20,020
  Issued in Reinvestment of Distributions........................            --                       --
  Redeemed.......................................................      (836,403)                      --
                                                                   ------------              -----------
    Net Increase in Shares.......................................     6,119,298                   20,020
                                                                   ============              ===========


--------------------------------------------------------------------------------
*From Commencement of Operations December 28, 1995.
See Notes to Financial Statements.





                                          Navellier Aggressive Growth Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                   For the Six                For the
                                                                   Months Ended             Period Ended
                                                                   June 30, 1996          December 31, 1995*
                                                                   -------------          ------------------
Per Share Operating Performance:
  Net Asset Value--Beginning of Period...........................      $  9.99                 $  10.00
                                                                      --------                 --------
  Income from Investment Operations:
    Net Investment Income (Loss).................................       (0.081)                   0.002
    Net Realized and Unrealized Gains (Losses) on Securities.....        3.141                   (0.008)
                                                                      --------                 --------
      Total from Investment Operations...........................        3.060                   (0.006)
                                                                      --------                 --------
  Distributions to Shareholders:
    From Net Investment Income...................................           --                       --
    From Net Realized Capital Gains..............................           --                       --
                                                                      --------                 --------
      Total Distributions to Shareholders........................           --                       --
                                                                      --------                 --------
  Net Increase (Decrease) in Net Asset Value.....................         3.06                    (0.01)
                                                                      --------                 --------
  Net Asset Value--End of Period.................................     $  13.05                  $  9.99
                                                                      ========                 ========

Total Investment Return/A/.......................................        30.63 %                  (0.10) %


Ratios to Average Net Assets:
  Expenses After Reimbursement (Note 2)/B/.......................         2.00 %                   2.00 %
  Expenses Before Reimbursement (Note 2)/B/......................         2.37 %                  27.25 %
  Net Investment Income (Loss)/B/................................        (1.27)%                   2.59 %


Supplementary Data:
  Portfolio Turnover Rate........................................         33.2 %                     --
  Net Assets at End of Period (000's omitted)....................      $80.225                     $300
  Number of Shares Outstanding at End of Period (000's omitted)..        6.149                       30

- ---------

/A/Total returns for periods of less than one year are not annualized. /B/Annualized.

--------------------------------------------------------------------------------
*From Commencement of Operations December 28, 1995.
See Notes to Financial Statements.






June 30, 1996                             Navellier Aggressive Growth Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

    The Navellier Performance Funds (the "Fund") is registered with the Secu-rities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified portfolios. The Fund is authorized to issue an unlimited number of shares of capital stock with no slated par value. The Fund presently consists of one portfolio, the Navellier Aggressive Growth Portfolio (the "Portfolio"), a non diversified open-end management portfolio. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain esti-mates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

       (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assume that the Fund's instru-ments are valued at fair value.

       (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

       (c) Dividends from net investment income are declared and paid annually. Dividends are re-invested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

       (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

       (e) Organizational expenses of the Fund totaling $126,000 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organizational expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At June 30, 1996, unamortized organizational costs were $113,190.


2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. ("the Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.25% of the daily net assets of the Portfolio. The Adviser also receives an annual fee equal to 0.25% of the Fund's average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 1995, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. During the period ended June 30, 1996, the Adviser paid operating expenses of the Fund totaling $83,119. Under the operating expense agreement, the Adviser requested, and the Fund reimbursed, $33,542 of such expenses. The Adviser voluntarily agreed not to seek future reimbursement of $49,577 of such 1996 expenses.





June 30, 1996                             Navellier Aggressive Growth Portfolio
--------------------------------------------------------------------------------


    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distri-butor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.


3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule
12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the Portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.


5. Securities Transactions

    For the period ended June 30, 1996, purchases of securities were $79,545,548 and sales of securities were $8,874,532. These totals exclude short-term securities.


6. Net Unrealized Appreciation/Depreciation of Investments

    As of June 30, 1996, net appreciation of investments for Federal income tax purposes was $1,480,820 of which $6,147,467 related to appreciated investments and $4,666,647 related to depreciated investments. At June 30, 1996, the cost of the Fund's securities for Federal income tax purposes was $77,612,391.

7. Net Assets

    At June 30, 1996, net assets consisted of the following:

   Paid-In-Capital                                                  $78,392,818
   Net Investment Loss                                                 (170,246)
   Accumulated Realized Gain on Investments                               7,664
   Net Unrealized Appreciation of Investments                         1,994,629
                                                                    -----------
   NET ASSETS                                                       $80,224,865
                                                                    ===========

                                    APPENDIX
                                    --------

A-1 AND P-1 COMMERCIAL PAPER RATINGS
- ------------------------------------

     Each of the Portfolios will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                                                      PROSPECTUS


THE MFS-REGISTERED TRADEMARK- AGGRESSIVE SMALL CAP EQUITY FUND  MAY 1, 1997

--------------------------------------------------------------------------------


    The MFS-Registered Trademark- Aggressive Small Cap Equity Fund (the "Fund") is a diversified series of The MFS Series Trust (the "Trust"), an open-end management investment company. The sole objective of the Fund is to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential.



    Massachusetts Financial Services Company ("MFS" or the "Adviser") is the Fund's investment adviser and administrator, and MFS Fund Distributors, Inc. ("MFD") is the Fund's distributor. Prior to March 16, 1997 Navellier Management, Inc. ("Navellier Management" or the "Prior Adviser") was the Fund's investment adviser and administrator and Navellier Securities Corp. ("Navellier Securities") was the Fund's distributor. The investment advisory agreement pursuant to which MFS provides advisory services to the Fund will be submitted for approval by Fund shareholders at a special shareholders' meeting called for that purpose on or prior to July 14, 1997. See "Special Considerations." Rushmore Trust and Savings, FSB is the Fund's transfer agent and custodian (referred to as the "Transfer Agent" or the "Custodian," as appropriate).



    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read and retained for future reference. A Statement of Additional Information ("SAI") about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing MFS Service Center, Inc., 500 Boylston St., Boston, MA 02116, telephone: (800) 225-2606. The SAI bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



    No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its investment adviser, or its distributor. This Prospectus does not constitute an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Expense Summary__________________________________________________          2
Special Considerations___________________________________________          3
Financial Highlights_____________________________________________          4
Fund Highlights__________________________________________________          5
Investment Objective and Policies________________________________          7
Special Investment Methods and Risks_____________________________          8
Investment Restrictions__________________________________________          9
Risk Factors_____________________________________________________         10
Performance______________________________________________________         11
Management of the Fund___________________________________________         11
Expenses of the Fund_____________________________________________         13
Reports and Information__________________________________________         14
Description of Shares____________________________________________         14
Dividends and Distributions______________________________________         15
Taxes____________________________________________________________         16
Purchase and Pricing of Shares___________________________________         17
Redemption of Shares_____________________________________________         22
Certain Services Provided to Shareholders________________________         24
Additional Information___________________________________________         24
Assent to Trust Instrument_______________________________________         24
Terms Applicable to Letter of Intent_____________________________         24

EXPENSE SUMMARY

-------------------------------------------------------------------------------



SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases                                   3%
      (as a percentage of offering price)(1)
    Maximum Sales Load Imposed on Reinvested
      Dividends                                                               None
    Redemption Fees                                                           None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees                                                             1.25%
  Other Expenses
      Administrative Fee                                                      0.25%
      Other (after expense limitation)(2)                                     0.25%
  TOTAL FUND OPERATING EXPENSES (after expense
    limitation)(2)                                                            1.75%




(1) The sales load is reduced to 2-1/2% for purchases between $25,000 and $49,999.99, 2% for purchases between $50,000 and $74,999.99, 1-1/2% for purchases between $75,000 and $99,999.99, and 1% for purchases of $100,000 or more. There is no sales load for purchases of $1 million or more, or for Trustees of the Fund, the Adviser, the Distributor, the Transfer Agent, the Custodian, retirement or deferred compensation plans and trusts used to fund such plans, or the employees of any of the above. There is no sales load for brokers or their employees directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor. There is no sales load on accounts as to which an investment adviser, financial planner, agent, bank or broker-dealer that charges an account management or transaction fee ("wrap accounts") receives a transaction fee as part of a "wrap fee" account, provided the investment advisor, financial planner, agent, bank or broker-dealer has an agreement with the Distributor; there is no sales load for the spouse or child of any of the above. (See also "Reduced Sales Charges").



(2) The Adviser has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997, subject to reimbursement by the Fund, such that "Total Fund Operating Expenses" do not exceed 1.75% per annum of the Fund's average daily net assets during the current fiscal year; otherwise, "Other Expenses," excluding the "Administrative Fee," and "Total Operating Expenses" are estimated to be 0.36% and 1.86% per annum, respectively, based on the Fund's average daily net assets for the fiscal year ended December 31, 1996. If this arrangement had not been in place for the Fund's fiscal year ended December 31, 1996, and the Fund's average daily net assets were $80 million (based on the Fund's approximate net assets as of April 15, 1997) the Fund's "Other Expenses," excluding the "Administrative Fee," and "Total Fund Operating Expenses" are estimated to be 0.705% and 2.205% per annum, respectively. See "Special Considerations" and "Expenses of the Fund."



EXAMPLES: The following example indicates the direct and indirect expenses an investor (maintaining an average annual investment of $1,000) could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:




One-Year______  $      47  Five-Year_____  $     122
Three-Year____  $      83  Ten-Year______  $     230




    The foregoing example assumes (a) that an investor maintains an average of $1,000 invested in the Fund; (b) payment of the maximum 3% sales load, (c) a 5% annual return; (d) percentage amounts listed above for Annual Fund Operating Expenses remain constant (for all periods shown above); and (e) reinvestment of all dividends and distributions. The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly.



    THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

SPECIAL CONSIDERATIONS

-------------------------------------------------------------------------------


CHANGE IN FUND'S INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR



    On March 16, 1997, MFS commenced providing investment advisory and administrative services to the Fund, and MFD commenced providing distribution services to the Fund. Prior to that date, Navellier Management provided investment advisory and administrative services to the Fund and Navellier Securities provided distribution services to the Fund.



    At a meeting held on March 13, 1997, the Board of Trustees which oversees the Fund (the "Board") decided not to renew the Fund's contractual arrangements with Navellier Management and Navellier Securities but instead to retain MFS and MFD. The Board has removed representatives of Navellier Management and Navellier Securities from all positions with the Trust and the Fund.



SUBSEQUENT SHAREHOLDER APPROVAL


    Pursuant to the requirements of applicable law, the Fund's investment advisory agreement with MFS will be submitted for approval by Fund shareholders (the "MFS Advisory Agreement Proposal") at a special shareholders' meeting called for that purpose on or prior to July 14, 1997. If this proposal is approved by Fund shareholders, MFS anticipates that the investment advisory fee and administrative services fee paid by the Fund to MFS would be lowered at that time from 1.25% per annum and 0.25% per annum, respectively, to approximately 0.75% per annum and 0.015% per annum, respectively, for a total reduction of approximately 0.735% per annum.



    If the proposal is not approved by Fund shareholders, the Board would then decide what action would be appropriate to serve the shareholders' best interests.



OTHER CONSIDERATIONS



    MFS has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997, subject to reimbursement by the Fund, such that the Fund's total operating expenses do no exceed 1.75% per annum of the Fund's average daily net assets during the current fiscal year. This expense limitation arrangement does not cover extraordinary Fund expenses, such as litigation-related expenses, or any expenses which were borne or accrued prior to March 16, 1997. Under an agreement between the Fund and Navellier Management relating to the payment of the Fund's operating expenses, Navellier Management may be able to seek reimbursement for operating expenses of the Fund paid by Navellier Management on behalf of the Fund during the period commencing January 1, 1997 through March 15, 1997. The amount of this possible reimbursement, if any, has not been determined as of the date of this Prospectus.



    Two of the former trustees of the Trust, Louis G. Navellier and Alan Alpers, have brought two legal actions in federal district court against two of the Trust's sitting trustees, Donald A. Simon and Kenneth Sletten, one seeking to prevent the removal of Messrs. Navellier and Alpers as trustees of the Trust and the other seeking to prevent the Fund from conducting the shareholders meeting to approve the Fund's investment advisory agreement with MFS. While the first legal action was dismissed by the court, the second legal action remains pending. The Trust has entered into indemnification agreements with members of the Board of Trustees which provide that the Trust will indemnify and hold harmless the Trustees against any claim by any of the Fund's shareholders for any error of judgment or mistake of law or fact, for any act or omission by the Trustees, or for any losses sustained by the Trustees or the Fund's shareholders except to the extent that the Trustees have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. While the Trust has a Directors' and Officers' Errors and Omissions Liability Insurance Policy (the "Insurance Policy"), the deductible under the Insurance Policy is $250,000. Expenses up to the amount of the deductible incurred in defending these legal actions will be borne by the Fund, and expenses exceeding the amount of the deductible will be borne by the Fund if the claims made in these legal actions are not covered by the Fund's Insurance Policy (however, the Fund believes that these claims are so covered).



    Due to these litigation expenses and the possibility that Navellier Management may seek reimbursement from the Fund of operating expenses paid by Navellier Management on behalf of the Fund during the period commencing January 1, 1997 and ending on March 15, 1997 (or thereafter), the Fund's "Total Operating Expenses" may exceed 1.75%, as set forth under the "Expense Summary" above. Assuming that the Fund incurs $250,000 in litigation-related expenses on account of the claims discussed above (I.E., the amount of the deductible under the Insurance Policy), the Fund's "Total Operating Expenses" for its current fiscal year are estimated to be 2.205% per annum at the current levels of the Fund's management fee (1.25% per annum) and administrative services fee (0.25% per annum), and are estimated to be 1.78% per annum assuming shareholder approval of the Fund's investment advisory agreement with MFS and the reductions in the Fund's management fee (to 0.75% per annum) and administrative services fee (to 0.015% per annum) discussed above. These estimated expense ratios are based upon the Fund's net assets of $80 million as of April 15, 1997.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


    The following audited financial highlights shows the per share income and capital changes for an outstanding share of the Fund for the fiscal years ended December 31, 1996 and December 31, 1995 and for the period ended December 31, 1994. As noted under "Special Considerations" above, Navellier Management served as the Fund's investment adviser during this period. The information in the table should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.



                                                       For the           For the           For the
                                                      Year Ended        Year Ended       Period Ended
                                                     December 31,      December 31,      December 31,
                                                         1996              1995             1994*
                                                   ----------------  ----------------  ----------------
Per Share Operating Performance:
  Net Asset Value--Beginning of Period               $      15.41      $      10.98       $    10.00
                                                         --------          --------          -------
  Net Investment Loss                                       (0.23)            (0.16)           (0.08)
  Net Realized and Unrealized Gains on Securities            2.61              4.97             1.06
                                                         --------          --------          -------
  Net Increase in Net Asset Value Resulting from
    Operations                                               2.38              4.81             0.98
  Distributions to Shareholders:
    From Net Investment Income
                                                            -----         -----             -----
    From Net Realized Capital Gains                                           (0.38)
                                                            -----                           -----
                                                                           --------
                                                         --------                            -------
  Net Increase in Net Asset Value                            2.38              4.43             0.98
                                                         --------          --------          -------
  Net Asset Value--End of Period                     $      17.79      $      15.41       $    10.98
                                                         --------          --------          -------
                                                         --------          --------          -------

Total Investment Return(1)                                  15.44%            43.80%            9.80%

Ratios to Average Net Assets:
  Expenses After Reimbursement(2)                            1.75%             1.75%            1.68%**
  Expenses Before Reimbursement (Note 2)(2)                  1.86%             2.10%            4.52%**
  Net Investment Loss                                       (1.33%)           (1.15%)          (0.81%)

Supplementary Data:
  Portfolio Turnover Rate                                   136.9%            169.6%           139.9%
  Number of Shares Outstanding at End of Period
    (000s omitted)                                         10,683             6,831            1,660

  Net Assets at End of Year (000s omitted)               $190,035          $105,299          $18,224
  Average Commission Rate Paid(3)                    $     0.0424

(1) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.


(2) Under an agreement between the Fund and the Prior Adviser related to payment of operating expenses, the Prior Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Prior Adviser, at any time upon notice to the Fund. At December 31, 1995, the prior adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses of the Fund. During the year ended December 31, 1996, the Prior Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Prior Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Prior Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.



(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


- ------------------------


* From Commencement of Operations January 3, 1994.



** Annualized


FUND HIGHLIGHTS
- -------------------------------------------------------

THE FUND


    The Fund is a diversified series of the Trust, an open-end management investment company organized as a business trust under the laws of the State of Delaware on May 28, 1993.



INVESTMENT OBJECTIVE



    The Fund invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Fund will be to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without shareholder approval. The Fund should not be considered suitable for investors seeking current income.


INVESTMENT ADVISER


    The Fund has retained MFS to provide it with a continuous investment program, including investment research and management with respect to all securities and investments. The Adviser will determine from time to time what securities and other investments will be selected and purchased, retained, or sold by the Fund. MFS receives an annual fee, equal to 1.25% of the value of assets under management for the Fund, payable monthly, based upon a percentage of the Fund's average daily net assets. The advisory fees paid by the Fund to the Adviser are higher than those paid by most other investment companies. MFS also receives an annual administrative fee of 0.25% of the value of assets under management.

DISTRIBUTION OF SHARES


    MFD acts as the sole distributor of the Fund's shares and also serves as distributor for each of the other funds in the MFS Family of Funds. It is a wholly owned subsidiary of MFS, the Fund's Adviser. The Distributor may sell shares of the Fund directly to investors or through a network of broker-dealers selected by the Distributor. The Distributor will compensate these selected dealers by paying them directly or allowing them to receive directly from the investor some or all of the sales charge paid by the Fund investors.


HOW TO INVEST


    Shares of the Fund are available for purchase through selected broker-dealers. The Fund was closed to new investors after April 15, 1996. Existing shareholders and mutual fund wrap fee advisers, financial advisers and planners have been able to continue to purchase additional shares after April 15, 1996. The Fund may resume sales to new investors at some future date.



    The daily public offering price for shares is the net asset value per share next computed after receipt of your order plus the sales charge. As described in the foregoing table (see "Expense Summary"), the Fund has a sliding sales charge beginning at 3% on initial investments of between $2,000 and $24,999.99. The sales charge is incrementally reduced to 1% on purchases of $100,000 or more. No sales charge is charged on investments of $1 million or more, or to Trustees of the Fund, the Adviser, the Distributor, the Transfer Agent, the Custodian, their employees, or a retirement plan or deferred compensation plan and trust to fund such plan; or to brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor, or their employees; or on purchases through accounts as to which an investment advisor, financial planner, agent, banker or broker-dealer charges an account management or transaction fee as part of a "wrap fee", provided the investment advisor, financial planner, agent, bank or broker-dealer has an agreement with the Distributor; or the spouse or child of any of the above. (See also "Reduced Sales Charges".) The sales charge is paid at the time of the investor's purchase. Initial purchases must be at least $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and subsequent investments must be $100 or more. Investments in the Fund can be made through selected securities dealers (who have the responsibility to transmit orders promptly and may charge a fee for the purchase or redemption of Fund shares), or through the transfer agent, Rushmore Trust and Savings, FSB. (See "Purchase and Pricing of Shares"). Investors can also invest in the Fund by completing an application authorizing the transfer agent to transfer funds automatically every month from the investor's checking account to the Fund for purchase of Fund shares for the investor's account.


REDEMPTION OF SHARES


    On any day the Fund and the stock exchanges are open for business the shares will be redeemed at the next determined net asset value per share after receipt of the redemption order. Redemption orders received after 4:00 p.m. E.S.T. will be given the next days' net asset value.



    If the investor requests payment of redemptions to a third party or to a location other than his/her address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.

    The Fund will redeem its shares in cash at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed only until such time as it is reasonably necessary to assure that good payment has been collected for the purchase of such shares which may be up to fifteen (15) days from purchase date. This delay is necessary to assure the Fund that investments made by check are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.



    The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practical; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.



INVESTING IN SECURITIES OF FOREIGN ISSUERS


    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries.


    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its total net assets in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.



INVESTMENT OBJECTIVE AND POLICIES

------------------------------------------------------------------------------


    The investment objective of the Fund is to achieve long-term growth of capital primarily through investments in stocks of companies with appreciation potential.



    The Fund will invest primarily in the common stock of small cap companies (companies with market capitalization of less than one billion dollars) believed by the Adviser to have appreciation potential. This Fund should not be considered suitable for investors seeking current income. Since no one class or type of security necessarily affords the greatest promise for capital appreciation at all times, the Fund may invest up to 35% of its assets in non-small cap securities of any issuer believed by the Adviser to offer potential for capital appreciation over both the intermediate and long term. Under normal circumstances, the Fund will invest at least 65% of its total assets in small cap equities. However, that projected minimum percentage could be temporarily lowered during adverse market conditions. Equity securities include, but are not limited to, common and preferred stock, and preferred stocks that are convertible into common stock.

    The Fund may also invest in debt securities and money market instruments if, in the opinion of the Adviser, such investment will further the investment objective of the Fund. In addition, for temporary defensive purposes, the Fund may retain cash or invest all or any portion of its assets in cash equivalents. The Fund's holdings in such non-equity, non-small cap securities will not exceed 35% of the total assets of the Fund. If the Fund's assets or a portion thereof are retained in cash, such cash will, in all probability, be deposited in short-term commercial paper.



    It is anticipated that all of the Fund's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (AAA, AA, A, BBB). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Fund has invested drops below investment grade, the Fund will promptly dispose of such investment.



    The Fund invests primarily in undervalued common stocks believed to have long-term growth potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth.



    There are no limitations on the type or dividend paying record of small capitalization companies or industries in which the Fund may invest, the principal criteria for investment being that the securities provide opportunities for capital growth. The Fund will invest up to 100% of its capital in equity securities selected for their capital growth potential.



    The Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. Such companies are likely to be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Adviser may, however, purchase common stocks of well known, highly researched, large companies if it believes such common stocks offer opportunity for long-term capital growth. Investments in such large company stocks will not exceed 35% of the Fund's total assets.



    Diversification is a consideration in selecting investments for the Fund. However, greater emphasis will be placed upon selection of securities believed to have good potential for appreciation rather than upon wide diversification.


SPECIAL INVESTMENT METHODS AND RISKS
-------------------------------------------------------------------------------

"SHORT SALES AGAINST THE BOX"


    The Fund is permitted to make short sales if at the time of the short sale the Fund owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."


    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.


    The Fund may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.



    Short sales of securities, other than "short sales against the box," will not be permitted by the Fund.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


    The Fund may not invest 25% or more of its total assets in any one industry. The Fund may not make investments in real estate or commodities or commodity contracts, including futures contracts, but may purchase securities of issuers which deal in real estate or commodities. The Fund is also prohibited from investing in or selling puts, calls, or straddles (or any combination thereof). The Fund may borrow money only from banks for temporary or emergency (not leveraging) purposes (provided that, after each borrowing, there is an asset coverage of at least 300%). In order to secure any such borrowing, the Fund may pledge, mortgage, or hypothecate up to 10% of the market value of the assets of the Fund. The investment by the Fund in securities, including American Depository Receipts, of issuers incorporated or organized, or any governmental entity or political subdivision thereof, located outside of the United States is limited to 25% of the net asset value of the Fund, provided that no such foreign securities may be purchased unless they are traded in United States securities markets.


    The Fund may not purchase "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933) if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Fund would be invested in such securities, nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Fund would be invested in either illiquid or unseasoned securities.



    In addition to the investment restrictions described above, the investment program of the Fund is subject to further restrictions which are described in the SAI. The restrictions for the Fund are fundamental and may not be changed without shareholder approval.



RISK FACTORS

------------------------------------------------------------------------------

INVESTING IN SECURITIES OF FOREIGN ISSUERS


    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. The Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the "Investment Objective and Policies" section.



    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its net asset value in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.


PORTFOLIO TURNOVER


    The annual rate of portfolio turnover for the Fund was 136.9% for its fiscal year ended December 31, 1996. The Fund does not generally intend to have a portfolio turnover rate in excess of 100% per annum, however, given the transition of management responsibilities from Navellier Management to MFS discussed under "Special Considerations" above, the Fund expects its portfolio turnover rate for its current fiscal year to be up to 200%. These anticipated portfolio turnover rates are NOT restrictions on the Fund and if in the Adviser's judgment a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall performance then the Adviser is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities, may result in increased levels of capital gain distributions to shareholders and could therefore adversely affect Fund performance and the level of taxable capital gains received by shareholders. See "Taxes." To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. (See the SAI, "Taxes").

SPECIAL RISK CONSIDERATIONS RELATING TO SECURITIES OF THE PORTFOLIO


    For a description of certain other factors, including certain risk factors, which investors should consider relating to the securities in which the Fund will invest, see "Investment Objective and Policies."



PERFORMANCE

-------------------------------------------------------------------------------


    From time to time the Fund may include its performance history in advertisements, sales literature, or reports to current or prospective shareholders. Performance information about the Fund is based on its past performance only and is not an indication of future performance. Performance history may be expressed as yield or as total return of the Fund.



    The "total return" of the Fund refers to the average annual compounded rate of return over some representative period that would equate an initial payment of $1,000 (after deduction of the maximum sales load) at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. For more information about calculation of the investment performance of the Fund, see the SAI. For further information about the Fund's performance for the fiscal year ended December 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the MFS Service Center, Inc. (see back cover for address and phone number).


MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES


    The Trust's Board of Trustees directs the business and affairs of the Fund as well as supervises the Adviser, Administrator, Distributor, Accountant, Transfer Agent and Custodian, as described below.



THE ADVISER



    The Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment. Pursuant to a separate Administrative Services Agreement, the Adviser provides the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Fund's compliance with its reporting obligations. The Adviser may contract for the performance of such services to the Custodian, Transfer Agent, or others, and may share some or all of its fee with such other person(s). The Adviser also provides the Fund with a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments. The Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the Fund.



    Since the inception of the Fund through March 15, 1997, Navellier Management acted as the investment adviser and administrator of the Fund. On March 15, 1997, the investment advisory agreement and administrative services agreement between the Trust and Navellier

Management with respect to the Fund terminated due to the decision of the Trust's Board of Trustees not to renew these agreements.



    Effective March 16, 1997, the Trust entered into a new investment advisory agreement and a new administrative services agreement with MFS. As noted under "Special Considerations" above, the Fund's investment advisory agreement with MFS will be submitted for approval by Fund shareholders at a special shareholders' meeting called for that purpose on or prior to July 14, 1997.



    John W. Ballen, a Senior Vice President of MFS and MFS' Chief Equity Officer, is the Fund's portfolio manager. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984.



    MFS is America's oldest mutual fund organization and, together with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS serves as the investment adviser to the MFS Family of Funds and a number of closed-end funds, funds underlying insurance products and offshore funds. As of March 31, 1997, net assets under management of the MFS organization were approximately $51.5 billion on behalf of 2.4 million investor accounts, and the MFS organization managed approximately $27.9 billion of assets invested in equity securities.



    The new investment advisory and administrative services agreements with MFS contain substantially the same terms and conditions as the terminated agreements with Navellier Management. As required by these terminated agreements with Navellier Management, the Trust and the Fund have changed their names to eliminate the use of the term "Navellier" and, reflecting the new relationship with MFS, have adopted the names "The MFS Series Trust" and "MFS Aggressive Small Cap Equity Fund," respectively.



    The Adviser receives an annual 1.25% investment advisory fee from the Fund, payable monthly, based upon the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that paid by most other investment companies. The Adviser also receives a 0.25% annual fee from the Fund for the provision of administration services.


THE DISTRIBUTOR


    Since the inception of the Fund through March 15, 1997, Navellier Securities acted as the Fund's Distributor. On March 15, 1997, the distribution agreement for the Fund between the Trust and Navellier Securities terminated due to the decision of the Trust's Board of Trustees not to renew this agreement.



    Effective March 16, 1997, the Trust entered into a new distribution agreement with MFD. The new agreement with MFD contains substantially the same terms and conditions as the terminated agreement with Navellier Securities.

THE CUSTODIAN AND THE TRANSFER AGENT


    Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, telephone: (301) 657-1517 or (800) 621-7874, is Custodian for the Fund's
securities and cash and Transfer Agent for the Fund shares.


EXPENSES OF THE FUND

-------------------------------------------------------------------------------
GENERAL


    The Fund is responsible for the payment of its own expenses. These expenses are deducted from investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser, the Custodian, the Transfer Agent, and the Accountant; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal and auditing fees; insurance; and printing and other expenses which are not directly assumed by the Adviser under its investment advisory and administrative services agreements with the Fund.



    Under an agreement between the Fund and the Prior Adviser related to payment of operating expenses, the Prior Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Prior Adviser, at any time upon notice to the Fund. At December 31, 1995, the prior adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses of the Fund. During the year ended December 31, 1996, the Prior Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Prior Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Prior Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.



    Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997 such that the Fund's "Total Fund Operating Expenses" do not exceed 1.75% per annum of its average daily net assets (the "Maximum Percentage"). MFS has not agreed to bear the Fund's extraordinary expenses. The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Total Fund Operating Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Total Fund Operating Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or March 16, 2000.


BROKERAGE COMMISSIONS


    The Adviser may use selected broker-dealers to execute portfolio transactions for the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. The Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). (See the SAI).


REPORTS AND INFORMATION

-------------------------------------------------------------------------------

    The Fund will distribute to its shareholders semi-annual reports containing unaudited financial statements and information pertaining to matters of the Fund. An annual report containing financial statements together with the report of the independent auditors of the Fund is distributed to shareholders each year.



    Shareholder inquiries should be addressed to the Transfer Agent, Rushmore Trust and Savings FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, Tel:
(301) 657-1510 or (800) 622-1386.


DESCRIPTION OF SHARES

-------------------------------------------------------------------------------

    The Trust is a Delaware business trust organized on May 28, 1993. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Trust is only offering shares of the Fund.



    The shares of the Fund, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of the Fund under certain circumstances (see "Redemption of Shares"). Each share of the Fund is equal as to earnings, expenses, and assets of the Fund and, in the event of liquidation of the Fund, is entitled to an equal portion of all of the Fund's net assets. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees.

    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

DIVIDENDS AND DISTRIBUTIONS

-------------------------------------------------------------------------------

    All dividends and distributions with respect to the shares of the Fund will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Fund prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as ordinary income or short-term or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, the Fund retains the use and benefits of such monies as would be paid as cash dividends.



    The Fund will distribute all of its net investment income and net realized capital gains, if any, annually in December. If a cash payment is requested with respect to the Fund, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.



    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. The Fund intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.



    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the Fund unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.


    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following).

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

TAXES

-------------------------------------------------------------------------------
FEDERAL TAXES


    The Fund is a separate taxpayer and intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 (relating to regulated investment companies) with respect to diversification of assets, sources of income, and distributions of taxable income and will elect to be taxed as a regulated investment company for federal income tax purposes.



    However, the Code contains a number of complex tests relating to qualification which a fund might not meet in any particular year. For example, if a fund derives 30% or more of its gross income from the sale of securities held for less than three months, it may fail to qualify. If a fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders and all Fund distributions would be taxable to shareholders as ordinary dividend income.



    Because the Fund intends to distribute all of its net investment income and net realized capital gains at least annually, it is not expected that the Fund will be required to pay federal income tax for any year throughout which it was a regulated investment company nor, for this reason, is it expected that the Fund will be required to pay the 4% federal excise tax imposed on regulated investment companies that fail to satisfy certain minimum distribution requirements. However, the possibility of federal or state income tax and/or imposition of the federal excise tax does exist.



    Dividends (other than capital gains dividends) will be taxable to shareholders as ordinary income, whether received in shares or cash and will, in the case of corporate shareholders, generally qualify for the dividends-received deduction to the extent paid out of qualifying dividends received by the Fund.



    Capital gains dividends will ordinarily be taxable to shareholders as long-term capital gain, regardless of how long they have held their shares. A dividend is a capital gains dividend if it is so designated by the Fund and is paid out of the Fund's net capital gain (that is, the excess of the Fund's net long-term capital gain over its net short-term capital loss).



    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.



    Upon a disposition or redemption of shares of the Fund, the shareholder will generally recognize taxable gain or loss measured by the difference between the redemption price and the basis of the shares. This gain or loss will generally be treated as capital gain or loss (long-term or short-term, depending upon the holding period for the redeemed shares).



    Shortly after the end of each calendar year, each Fund shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. Shareholders may be subject to backup withholding at the rate of 31% on dividends and redemption proceeds unless (a) they are corporations or come within other exempt categories or (b) they provide correct taxpayer identification numbers, certify as to no loss of exemption from backup withholding, and otherwise comply with applicable requirements of the law relating to backup withholding. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Backup withholding will not be applied to payments that are subject to 30% withholding.


    The Fund may pay taxes to foreign countries with respect to dividends or interest it receives from foreign issuers or from domestic issuers that derive a substantial amount of their revenues in foreign countries, or such taxes may be withheld at the source by such issuers. The Fund will generally be entitled to deduct such taxes in computing its taxable income.

STATE AND LOCAL TAXES

    The Fund may be subject to state or local taxation in jurisdictions in which it may be deemed to be doing business. Taxable income of the Fund and its shareholders for state and local purposes may be different from taxable income calculated for federal income tax purposes.

    Each prospective investor is advised to consult his or her tax adviser for advice as to the federal, state, and local taxation which may be applicable to such investor in connection with an investment in the Fund.

PURCHASE AND PRICING OF SHARES

-------------------------------------------------------------------------------
PURCHASE OF SHARES

    The Fund's shares are sold to the general public on a continuous basis through the Distributor and its network of broker-dealers and Transfer Agent.


    The Fund closed to new investors on April 15, 1996. Shareholders of the Fund as of such closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Fund shares owned, and through the purchase of additional Fund shares. Shareholders of the Fund as of the April 15, 1996 closing date may also open and add to additional accounts that use the same social security number as the account existing as of April 15, 1996, such as accounts where the shareholder is the owner, a joint owner or a custodian for a minor child. Shares of the Fund may continue to be purchased through mutual fund wrap fee advisers and financial planners. Additionally, Trustees of the Fund and employees and directors of the Fund's Adviser may continue to open new Fund accounts. The Fund may resume sales to new investors at some future date.

PURCHASE BY MAIL



    Investments in the Fund can be made through selected securities dealers, who have the responsibility to transmit orders promptly and may charge a processing fee, or through the Transfer Agent, Rushmore Trust and Savings, FSB.



TO INVEST BY MAIL: Fill out an application and make a check payable to "MFS Aggressive Small Cap Equity Fund." Mail the check along with the application to:



       MFS Aggressive Small Cap Equity Fund
       c/o Rushmore Trust and Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814



    Purchases by check will normally be credited to an account at the closing net asset value next determined after receipt of payment in good order. Foreign checks will not be accepted.



    Net asset value per share is calculated once daily as of 4:00 p.m. E.S.T. on each business day. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is to be computed. (See "Purchase and Pricing of Shares--Valuation of Shares").



PURCHASES THROUGH DEALERS



    Shares purchased through Dealers will be effected at the net asset value next determined after the Dealer receives the purchase order, provided that the Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. E.S.T. The investor must settle his or her entitlement to that day's net asset value with the Dealer.



    Certain selected Dealers may effect transactions in shares of the Fund on a "three-day settlement" basis through the National Securities Clearing Corporation's Fund/SERV system.



    Purchases of shares through Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. The sales charge applicable to the investor's purchase (See "Pricing of Shares" below) is the same when purchased through a Dealer as when purchased directly through the Transfer Agent.



    Shareholders who wish to transfer fund shares from one broker-dealer to another should contact the Transfer Agent at (800) 622-1386.


TO INVEST BY BANK WIRE: Request a wire transfer to:


       Rushmore Federal Savings Bank
       Bethesda, MD
       Routing Number 0550 71084
       For Account of MFS Aggressive Small Cap Equity Fund
       Account Number 0293 85770

    AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE TRANSFER AGENT AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M. E.S.T. AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELLED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.



    Such wire should identify the name of the Fund, the account number, the order number (if available), and your name.


TO INVEST BY AUTOMATIC MONTHLY INVESTMENT PLAN:


    Shareholders may make automatic monthly purchases of the Fund's shares by executing an automatic monthly withdrawl application authorizing his/her/its bank to transfer money from his/ her/its checking account to the Transfer Agent for the automatic monthly purchase of shares of the Fund for the shareholder. There is no charge by the Fund for this automatic monthly investment plan and the shareholder can discontinue the service at any time.



PRICING OF SHARES



    The shares of the Fund are sold at their net asset value per share next determined after an order in proper form (completely filled out application form and additional information or documentation) is received by the Transfer Agent, plus a maximum sales charge of 3% on a single purchase of between $2,000 and $24,999.99. The sales load is reduced to 2-1/2% for purchases of between $25,000 and $49,999.99, 2% for purchases of between of between $50,000 and $74,999.99, 1-1/2% for purchases of between $75,000 and $99,999.99, and 1% for purchases of $100,000 or more. There is no sales charge for purchases of $1 Million or more. The sales charge is payable at the time shares are purchased and is deducted from the amount credited to the investor's account. If an order for shares of the Fund is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. on that day (plus the applicable sales charge). Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m on the next day (plus the applicable sales charge). However, orders received by the Transfer Agent from dealers or brokers after the net asset value is determined that day will receive such offering price if the orders were received by the broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. E.S.T.). Shares are entitled to receive any declared dividends on the day following the date of purchase.



    ABATEMENT OF SALES CHARGES FOR TRANSFERRED ACCOUNTS



    Any investor who transfers all or any portion of his investment from any other registered investment company which charges a sales load (other than those which charge a deferred sales load) to the Fund will not be required to pay a sales charge on the amount invested. The Fund Trustees, the Distributor, the Custodian, the Transfer Agent, retirement or deferred compensation plans and trusts used to fund such plans, and their employees; or brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor or the Adviser or their employees or the spouse or child of any of the above will not be required to pay any sales charge, nor will any investor who purchases more than $1 million of the Fund's shares nor will any investor who purchases through an account as to which an investment adviser, financial planner, agent, bank or broker-dealer charges an account management or transaction fee ("wrap fee"), provided the investment adviser, financial planner, agent, bank or broker-dealer has an Agreement with Distributor.



    Purchases may also be made at net asset value (no load) by investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and by retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


    GENERAL PURCHASING INFORMATION


    The Fund has established a minimum initial investment of $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and $100 for subsequent investments. A shareholder who wishes to place an order for shares should contact MFS Service Center, Inc. at (800) 225-2606.


    REDUCED SALES CHARGES


    A reduction in the sales charge rate applicable to sales of Fund shares may be obtained by volume discounts as described in the Prospectus. In addition, members of qualified groups or persons purchasing shares for retirement plans or individual retirement accounts (IRAs) may purchase shares of the Fund at the same discounts charged on volume discount purchases. Also, persons who transfer their investments from another investment company, to which they paid a sales charge, will not be charged a sales charge.



    Purchases of Fund shares are made at the public offering price next determined after the Transfer Agent receives payment, including the applicable sales charge. To receive the group rate on their individual purchase, group members must purchase shares through a single investment dealer designated by the group. After the initial purchase, a member may send funds for the purchase of shares directly to the Transfer Agent. Sales to members of qualified groups are made at a reduced sales charge because such sales normally involve less sales effort and sales-related expense than would usually be associated with sales to individual investors. Also, it is believed that such reduced sales charges will provide an incentive for increased investment in the Fund by members of qualified groups which could benefit the Fund and its shareholders by enabling the Fund to achieve certain economies of scale and benefits of size more rapidly than would otherwise be the case.



    As determined by the Distributor, qualified groups include the employees of a corporation or a sole proprietorship, members, and employees of a partnership or association (including, without limitation, members of tax-exempt organizations enumerated under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code of 1986), or other organized groups of persons (the members of which may include other qualified groups), provided that: (i) the group has at least 25 members, of which at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; and (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser, or security holders of a company.

    Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner member, or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary, or participants in a qualified retirement plan, or contributors to an individual retirement account (IRA). For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships, and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, as well as trustees of employment benefit trusts acquiring Fund shares for the benefit of any of the foregoing. The Fund reserves the right to revise the terms of, or to suspend or discontinue, group sales charge discounts at any time.

LETTER OF INTENT

    An investor may pay reduced sales charges by signing and fulfilling a Letter of Intent which is on the Application Form. The Letter of Intent confirms the investor's intention as to the total investment in shares of the Fund within the following 13 consecutive months, and thereby the investor will become eligible for the reduced sales charges applicable to the total amount to be purchased. Purchases made within 90 days prior to the signing of the Letter of Intent may be included in the total amount and will be valued on the effective date of the Letter of Intent. The Letter of Intent will not be a binding obligation on either the purchaser or the Fund. Purchases made under the Letter of Intent are made at the sales charge applicable to the aggregate amount to be invested in shares of the Fund under the Letter of Intent as if all the shares were purchased in a single transaction. During the period of the Letter of Intent, the Transfer Agent will hold shares representing 5% of the intended purchase in escrow to provide payment of additional sales commissions that may have to be paid if the Letter of Intent is reduced. If the total shares stated in the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by the redemption of sufficient shares held in escrow for the account of the investor. Otherwise, shares held in escrow will be released upon completion of the intended investment. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original and (b) automatically after the end of the period, if the total purchases credited to the Letter of Intent qualify for an additional reduction in sales charge. For more information concerning the Letter of Intent, see the Application Form or contact the Transfer Agent.

VALUATION OF SHARES


    The net asset value of the shares of the Fund is calculated by adding the values of all securities and other assets of the Fund, subtracting liabilities of the Fund, and dividing by the number of outstanding shares. It is determined once daily as of 4:00 p.m E.S.T., on days when the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Fund will reconsider the time at which net asset value is to be computed. The net asset value is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the number of outstanding shares of the Fund. The price at which a purchase is effected is based on the next calculation of net asset value after the order is received.



    In determining the value of the assets of the Fund, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Trustees of the Fund. All other securities and assets are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. (See "Purchase, Redemption, and Pricing of Shares--Determination of Net Asset Value" in the SAI.)


REDEMPTION OF SHARES

-------------------------------------------------------------------------------
GENERAL


    A shareholder may redeem shares of the Fund at the net asset value next determined after receipt of a notice of redemption in accordance with the procedures set forth below and compliance with the further redemption information and/or additional documentation requirements described in this Section. As used in this Prospectus, the term "business day" refers to those days on which stock exchanges trading small cap stocks are open for business. The Fund may change the following procedures at its discretion.



    Any shareholder who redeems shares of the Fund prior to the close of business on the record date for a dividend or distribution will not be entitled to receive the dividend or distribution. A check for the proceeds of redemption will normally be mailed within seven days of receipt of any redemption request received by the Transfer Agent. Payments in redemption of shares will be reduced by any income tax required to be withheld. See "Taxes," above. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds only until such times as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days from purchase date. Such delays can be avoided by wiring Federal Funds in effecting share purchases.



    If a shareholder wishes to redeem his or her entire shareholdings in the Fund, he or she will receive, in addition to the net asset value of shares, all declared but unpaid dividends thereon. The net asset value of the shares may be more or less than a shareholder's cost depending on the market value of the portfolio securities at the time of the redemption.

REDEMPTION BY MAIL

    A shareholder may redeem shares by mail on each day that the New York Stock Exchange is open by submitting a written redemption request to:


       MFS Aggressive Small Cap Equity Fund
       c/o Rushmore Trust and Savings FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814



    The request for redemption should include the name of the Fund, the account name and number, and should be signed by all registered owners of the shares in the exact names in which they are registered. Each request should specify the number or dollar amount of shares to be redeemed or that all shares in the account are to be redeemed.


OPTION TO MAKE SYSTEMATIC WITHDRAWALS


    The owner of $25,000 or more worth of the shares of the Fund may provide for the payment from his account of any requested dollar amount (but not less than $1,000) to him or his designated payee monthly, quarterly, or annually. Shares will be redeemed on the last business day of each month. Unless otherwise instructed, the Transfer Agent will mail checks to the shareholder at its address of record. A sufficient number of shares will be redeemed to make the designated payment. This redemption option is not available with respect to shares for which certificates are held by a shareholder. Since a sales charge is imposed on investors, investors should not purchase shares in the Fund while they are participating in the withdrawal plan.


FURTHER REDEMPTION INFORMATION


    Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Transfer Agent to inquire what, if any, additional documentation may be required.


    The Fund reserves the right to modify any of the methods of redemption or to charge a fee for providing these services upon 30 days' written notice to shareholders.

    Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.


    Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash. Information as to those matters is set forth in the SAI.

CERTAIN SERVICES PROVIDED TO SHAREHOLDERS

-------------------------------------------------------------------------------
STATEMENTS OF ACCOUNT


    Statements of Account for the Fund will be sent to each shareholder at least quarterly.


DIVIDEND ELECTION


    A shareholder may elect to receive dividends in shares or in cash. If no election is made, dividends will automatically be credited to a shareholder's account in additional shares.


ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

    The SAI, available upon request, without charge from the Fund, provides a further discussion of certain sections of the Prospectus and other information which may be of interest to certain investors. This Prospectus and the SAI do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the securities being sold, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.



    Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the SAI and the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


ASSENT TO TRUST INSTRUMENT
-------------------------------------------------------------------------------

    Every shareholder, by virtue of having purchased a Share shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.


TERMS APPLICABLE TO LETTER OF INTENT
-------------------------------------------------------------------------------

    By indicating in the Letter of Intent Section of the Account Application that the provisions of the Letter of Intent have been selected, the investor agrees as follows:


    Each purchase of shares under the Letter of Intent will be made at the public offering price which, at the time of such purchase, is applicable to a single transaction of the dollar amount checked on the Account Application, as described in the current Prospectus relating to such shares.

    Out of the initial purchase (or subsequent purchases if necessary), 5% of the total purchases required to complete the Letter of Intent will be held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name. The Letter of Intent will terminate and the escrow will be released when the total purchases made under the Letter of Intent, together with the value on the date of the Letter of Intent of any shares of the Fund then owned by the investor, equal the aggregate amount checked on the Account Application. All dividends and any capital gain distributions on the escrowed shares will be paid to the investor or to the investor's order, but the receipt of dividends and capital gain distributions in shares computed at net asset value will not apply towards the completion of the Letter of Intent.



    No commitment is made to purchase additional shares. If, within 13 months from the date of the Letter of Intent, the investor's total purchases under the Letter of Intent, together with the value on the date of the Letter of Intent of any shares of the Fund then owned by such investor, do not equal or exceed the aggregate amount checked on the Account Application, the Investor will remit to Rushmore Trust and Savings FSB, the difference in the sales charge actually paid and the sales charge which the investor would have paid if total purchases made under the Letter of Intent had been made at a single time. If, within 20 days after written request by Rushmore Trust and Savings, FSB or the appropriate dealer, the investor does not pay such difference in the sales charge, such investor irrevocably constitutes and appoints Rushmore Trust and Savings, FSB as his/her attorney to surrender for redemption any or all escrowed shares, with full power of substitution in the premises, to be redeemed in order to realize such difference.


    For purposes of a Letter of Intent, a "single purchaser" means:

        (i) an individual, or an individual, his spouse and their children under the age of 21 purchasing for his or their own account (including an IRA account) including his or their own trusts, commonly known as living trusts; or

        (ii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, although more than one beneficiary is involved; or

        (iii) multiple trusts for the same employer, or

        (iv) trust companies and bank trust departments placing orders with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial, or similar capacity, provided all shares are held of record in the name, or nominee name, of the trust company or bank.

    Except as provided above, a "single purchaser" does not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company jointly or through a trustee, agent, custodian, or other representative, nor shall it include a trustee, agent, custodian, or other representative of such a group of individuals.

                                           INVESTMENT ADVISER


                                           Massachusetts Financial Services
                                           Company
                                           500 Boylston Street
                                           Boston, MA 02116
                                           (617) 954-5000



                                           DISTRIBUTOR



                                           MFS Funds Distributor, Inc.
                                           500 Boylston Street
                                           Boston, MA 02116
                                           (617) 954-5000


                                           TRANSFER AGENT AND CUSTODIAN


                                           Rushmore Trust and Savings, FSB
                                           4922 Fairmont Avenue
                                           Bethesda, MD 20814
                                           (800) 622-1386


                                           SHAREHOLDER INQUIRIES


                                           Rushmore Trust and Savings, FSB
                                           4922 Fairmont Avenue
                                           Bethesda, MD 20814
                                           (800) 622-1386



                                           INDEPENDENT AUDITORS



                                           Deloitte & Touche LLP
                                           1900 M Street
                                           Washington, D.C. 20036
                                           (202) 955-4000

               MFS AGGRESSIVE SMALL CAP EQUITY FUND ("THE FUND")
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1997

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of the MFS Aggressive Small Cap Equity Fund, a series of The MFS Series Trust (the "Trust"), dated May 1, 1997, a copy of which Prospectus may be obtained, without charge, by contacting the MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, telephone:
(800) 225-2606.

TABLE OF CONTENTS
-------------------------------------------------------------------------------

General Information and History________________________________          2
Investment Objective and Policies______________________________          2
Trustees and Officers of the Fund______________________________          5
Officers_______________________________________________________          7
Control Persons and Principal Holders of Securities____________          8
Adviser, Distributor, Custodian and Transfer Agent_____________          8
Brokerage Allocation and Other Practices_______________________          9
Capital Stock and Other Securities_____________________________         11
Purchase, Redemption, and Pricing of Shares____________________         12
Taxes__________________________________________________________         15
Calculation of Performance Data________________________________         18
Independent Auditors and Financial Statements__________________         21
Appendix_______________________________________________________         22

GENERAL INFORMATION AND HISTORY
-------------------------------------------------------

    The Trust is a business trust company (organized under the laws of the State of Delaware on May 28, 1993). The Trust was known as The Navellier Series Fund until March 16, 1997, when the Trust entered into an investment advisory agreement with a new investment adviser and its name was changed to The MFS Series Trust. The Trust's only series was known as the Aggressive Small Cap Equity Portfolio, and as of March 16, 1997 became known as the MFS Aggressive Small Cap Equity Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------

    INVESTMENT POLICIES. The investment objective and policies of the Fund are described in the "Investment Objective and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus. Prior to being considered as a permissible investment for the Fund, each issuer of the following instruments will first have to be determined by the Adviser to qualify as a "Qualified Issuer" (as defined by the Prospectus).

    CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associates against funds deposited in the issuing institution.

    TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

    UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

    Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

    INVESTMENT RESTRICTIONS. The Fund's fundamental policies cannot be changed without the approval of a vote of a majority of the outstanding securities of the Fund. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund.

    The following investment restrictions are fundamental policies of the Fund (unless otherwise specified below) and may not be changed except as described above. The Fund may not:

    1. Purchase for the Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of the Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the voting securities of any class of such issuer would be held by the Fund.

    2. Concentrate the portfolio investments in any one industry. To comply with this restriction, no security may be purchased for the Fund if such purchase would cause the value of the aggregate investment of the Fund in any one industry to be 25% or more of that Fund's total assets (taken at market value).

    3. Purchase any securities or other property on margin, or engage in short sales of securities (unless it owns, or by virtue of its ownership of other securities has the right to obtain without payment of any additional consideration securities equivalent in kind and amount to the securities sold); PROVIDED, HOWEVER, that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

    4. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

    5. Make securities loans, except that the Fund may make loans of the portfolio securities, provided that the market value of the securities subject to any such loans does not exceed 33 1/3% of the value of the total assets (taken at market value) of the Fund.

    6. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Fund but only if such securities are small cap equity securities or constitute less than 35% of the Fund's total assets.

    7. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part of such activities, but only if such securities are small cap equity securities or constitute less than 35% of the Fund's total assets, although the Fund may purchase securities of issuers which engage in whole or in part of such activities.

    8. Invest in or sell puts, calls, straddles, and any combination thereof.

    9. Purchase securities of companies for the purpose of exercising management or control.

    10. Participate in a joint or joint and several trading account in securities.

    11. Purchase the securities of (i) other open-end investment companies, or
(ii) closed-end investment companies.

    12. Issue senior securities or borrow money, except that the Fund may (i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value), and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets with respect to which the borrowing has been made. The Fund may not invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund.

    13. Pledge, mortgage, or hypothecate the assets of the Fund to an extent greater than 10% of the total assets to secure borrowings made pursuant to the provisions of Item 12 above.

    14. Purchase for the Fund "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Fund would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 12 above.

    PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Fund, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Fund during 1996 was 136.9%. The Fund will attempt to generally limit the annual portfolio turnover rate to 300% or less, however this rate may be exceeded if in the Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Fund's performance.

TRUSTEES AND OFFICERS OF THE FUND

-------------------------------------------------------------------------------
    The following information, as of April 10, 1997, is provided with respect to each director and officer of the Fund:


                                     POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S) DURING
      NAME AND ADDRESS           REGISTRANT AND ITS AFFILIATES                PAST FIVE YEARS
-----------------------------  -----------------------------------  -------------------------------------

Donald A. Simon               Independent Trustee, Chairman and    Currently the President of American
American Aeromedical          President                            Aeromedical Services Corp., a
Services Corporation                                               provider and marketer of traveler's
21893 Skywest Dr.                                                  assistance programs, and the
Hayward, CA 94541                                                  Executive Vice President and Director
                                                                   of Air Ambulance Inc., an aeromedical
                                                                   transportation company. Mr. Simon was
                                                                   formerly Chairman of KangaROOS USA,
                                                                   Inc., a footwear importer; Executive
                                                                   Vice President of Life Insurance RX
                                                                   Corp., a computer services firm; and
                                                                   President of Air Chaparral/Inland
                                                                   Empire Airlines, a regional commuter
                                                                   airline. He has over 35 years of
                                                                   experience in the mutual fund,
                                                                   financial planning, insurance, and
                                                                   corporate areas of large and small
                                                                   companies.

Lawrence Bianchi              Independent Trustee                  Currently Chairman of the Board of
Codman Company                                                     Directors of The Codman Company,
211 Congress Street                                                Inc., and a member of The American
Boston, MA 02210                                                   Society of Real Estate Consultants,
                                                                   Mr. Bianchi has been in the Boston
                                                                   real estate market for 28 years. He
                                                                   has been a Commissioner for 16 years,
                                                                   representing the Greater Boston Real
                                                                   Estate Board on the Boston Landmarks
                                                                   Commission, served 20 years on the
                                                                   Industrial Development Financing
                                                                   Authority of the City of Boston, and
                                                                   for the past 11 years has been its
                                                                   Chairman. He was President in 1989 of
                                                                   the New England Chapter of The
                                                                   Society of Industrial and Office
                                                                   Realtors. He is an incorporator of
                                                                   both Massachusetts General Hospital
                                                                   and University Hospital and a
                                                                   Director of Historic Boston, Inc.,
                                                                   and the Bostonian Society. Prior

                                     POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S) DURING
      NAME AND ADDRESS           REGISTRANT AND ITS AFFILIATES                PAST FIVE YEARS
-----------------------------  -----------------------------------  -------------------------------------
                                                                   to its sale in 1992 to the John
                                                                   Hancock Insurance Company, Mr.
                                                                   Bianchi served for 3-1/2 years as one
                                                                   of four outside directors of the 750
                                                                   million dollar Patriot Group of three
                                                                   closed-end mutual funds listed on the
                                                                   New York Stock Exchange.

Kenneth Sletten               Independent Trustee                  President of Rudolph & Sletten, Inc.,
Rudolph & Sletten                                                  a prominent construction company in
989 E. Hillsdale                                                   California. He has been Chairman of
Foster City, CA 94404                                              the Board of Directors in the Santa
                                                                   Clara District of the Associated
                                                                   General Contractors (AGC), and is a
                                                                   member of the Board of Directors of
                                                                   their Building Division. He is a
                                                                   lifetime member of the Northern
                                                                   California Construction Institute
                                                                   (NCCI), and a member of the American
                                                                   Institute of Plant Engineers (AIPE).
                                                                   He serves on the boards of the
                                                                   Children's Health Council and Menlo
                                                                   School and College.

Arnold D. Scott*              Trustee                              Senior Executive Vice President,
                                                                   Secretary and Director of
                                                                   Massachusetts Financial Services
                                                                   Company

W. Thomas London*             Treasurer                            Senior Vice President of
                                                                   Massachusetts Financial Services
                                                                   Company

James O. Yost*                Assistant Treasurer                  Vice President of Massachusetts
                                                                   Financial Services Company

Stephen E. Cavan*             Secretary and Clerk                  Senior Vice President, General
                                                                   Counsel and Assistant Secretary of
                                                                   Massachusetts Financial Services
                                                                   Company

James R. Bordewick, Jr.*      Assistant Secretary                  Senior Vice President and Associate
                                                                   General Counsel of Massachusetts
                                                                   Financial Services Company


-------------------------

* "Interested persons" (as defined in the Investment Company Act of 1940) of the Adviser whose address is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
--------------------------------------------------------

    The officers of the Fund are affiliated with the Adviser and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $10,000, if the Fund's net assets are $200 million or less, and $20,000 if the Fund's net assets are over $200 million. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives an attendance fee from the Fund of $500 per board meeting and for attendance at any meeting of a committee of the board, as well as reimbursement for actual expenses of such attendance.

    The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

-------------------------------------------------------------------------------
    The Fund does not control and is not under common control of any person. As of February 28, 1997, National Financial Services Corp., P.O. Box 3908, Church Street Station, NY, NY 10008 was the record owner of 7.96% of the outstanding shares of the Fund, Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA, 94104-4122 was the record owner in two accounts of 7.62% and 10.42% of the outstanding shares of the Fund.

    As of March 31, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

ADVISER, DISTRIBUTOR, CUSTODIAN
AND TRANSFER AGENT
-------------------------------------------------------------------------------

ADVISER

    The management fee payable to the Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Adviser and the Fund is payable monthly and is based upon a percentage of the Fund's average daily net assets, equal to 1.25%. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time. For the fiscal years ended December 31, 1996 and 1995 and the period ended December 31, 1994, the Prior Adviser received management fees from the Fund of $2,323,690, $664,744 and $56,866, respectively.

    Expenses not expressly assumed by the Adviser under the Advisory Agreement and administrative services agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

    The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, or (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement.

    Pursuant to an Administrative Services Agreement, the Adviser receives an annual fee of 0.25% of the value of the Fund's average daily net assets and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Adviser has entered into an agreement with Rushmore Trust and Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services.

    The Advisory Agreement permits the Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Adviser as the owner of the name "MFS" or any use or derivation of the word MFS. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "MFS" as part of its title may, solely at the Adviser's option, be withdrawn.

    The Prior Adviser advanced the Fund's organizational expenses which have been estimated to be $143,294, of which $18,118 remained unamortized as of December 31, 1996. The Fund agreed to reimburse the Prior Adviser for the organizational expenses it advances, without interest on a date or dates to be chosen at the sole discretion of the Prior Adviser, at any time after the Fund has $20 million in total net assets or is breaking even or making a profit, which ever first occurs.

DISTRIBUTOR

    The Fund's Distributor is MFS Funds Distributor, Inc. ("MFD"). MFD is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which the Fund's securities are offered for sale. The Fund's shares will be continuously distributed by MFD pursuant to a Distribution Agreement, dated March 16, 1997. Prior to March 16, 1997, Navellier Securities Corp. was the Fund's distributor. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for the cost of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

    For the years ended December 31, 1996 and 1995, and for the period ended December 31, 1994, the Prior Distributor received $924,050, $731,298 and $162,441, respectively from sales loads earned on sales of the Fund's shares.

CUSTODIAN AND TRANSFER AGENT

    Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES
-------------------------------------------------------------------------------

    Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

    The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trust's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by the Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

    The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

    The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

    For the Fund's fiscal year ended December 31, 1996, total brokerage commissions of $379,000 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $539,713,521. For the Fund's fiscal year ended December 31, 1995, total brokerage commissions of $254,000 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $222,132,611. For the Fund's fiscal period ended December 31, 1994, total brokerage commissions of $90,000 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $30,530,921.

    In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

CAPITAL STOCK AND OTHER SECURITIES
-------------------------------------------------------------------------------

    The rights and preferences attached to the shares of the Fund are described in the Prospectus (see "Description of Shares"). The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

PURCHASE, REDEMPTION, AND PRICING OF SHARES
-------------------------------------------------------------------------------

    REDUCED SALES CHARGES. A reduction in the sales charge rate applicable to sales of Fund shares may be obtained by volume discounts as described in the Prospectus. In addition, members of qualified groups or persons purchasing shares for retirement plans or individual retirement accounts (IRA's) may purchase shares of the Fund at the same discounts charged on volume discount purchases. Also, persons who transfer their investments from another investment company, to which they paid a sales charge, will not be charged a sales charge. Nor will the Fund Trustees, the Distributor, the Custodian, the Transfer Agent, retirement or deferred compensation plans or trusts used to fund such plans or the employees of any of the above, or investment advisers, financial planners, agents, banks, or brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor, or their employees or the spouse or child of any of the above have to pay a sales charge. Nor will investors who invest through an account as to which an investment advisor, financial planner, agent, a bank or broker-dealer charges an account management or transaction fee ("wrap fee"), provided the bank or broker-dealer has a selling agreement with Distributor, have to pay a sales charge.

    Purchases may also be made at net asset value (no load) by investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and by retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts".

    Purchases of Fund shares are made at the public offering price next determined after the Transfer Agent receives payment, including the applicable sales charge. To receive the group rate on their individual purchase, group members must purchase shares through a single investment dealer designated by the group. After the initial purchase, a member may send funds for the purchase of shares directly to the Transfer Agent. Sales to members of qualified groups are made at a reduced sales charge because such sales normally involve less sales effort and sales-related expense than would usually be associated with sales to individual investors. Also, it is believed that such reduced sales charges will provide an incentive for increased investment in the Fund by members of qualified groups which could benefit the Fund and its shareholders by enabling the Fund to achieve certain economies of scale and benefits of size more rapidly than would otherwise be the case.

    As determined by the Distributor, qualified groups include the employees of a corporation or a sole proprietorship, members, and employees of a partnership or association (including, without limitation, members of tax-exempt organizations enumerated under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code of 1986, or other organized groups of persons (the members of which may include other qualified groups), provided that: (i) the group has at least 25 members, of which at least 10 members participate in the initial purchase;
(ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; and (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser, or security holders of a company.

    Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner member, or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary, or participants in a qualified retirement plan, or contributors to an individual retirement account (IRA). For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships, and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, as well as trustees of employment benefit trusts acquiring Fund shares for the benefit of any of the foregoing. The Fund reserves the right to revise the terms of, or to suspend or discontinue, group sales charge discounts at any time.

    An investor who purchases shares in amounts of $25,000 or more shall be charged a reduced sales charge in accordance with the breakpoints set forth in the Prospectus.

    In addition, purchases of shares of the Fund by (i) Trustees, officers, and full-time employees of the Fund, (ii) directors, officers, and full-time employees of the Distributor or the Adviser, (iii) selected dealers, (iv) Trustees, officers, partners, and full-time employees of selected dealers which are not individuals, and (v) the spouse or child of those individuals included in (i) and (iv) will not be subject to any sales charge nor will investors who invest through an account as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has a selling agreement with Distributor, have to pay a sales charge. Any of the persons listed in clauses
(i)-(iv) above and their spouses can also purchase shares for custodial or trust accounts for their minor children.

    LETTERS OF INTENT. Shares of the Fund may be purchased by a "single purchaser," within a period of 13 months, pursuant to a Letter of Intent in the form provided by the Transfer Agent. Such Letter of Intent shall state the investor's intention to invest in such shares during such period in an amount which, together with the value (at their maximum offering prices on the date of the Letter of Intent) of the shares of the Fund then owned by such investor, equals a specified dollar amount ($25,000 or more). Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the dollar amount specified in the Letter of Intent. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of 21 purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as living trusts; a trustee or other fiduciary purchasing for a single trust, estate, or single fiduciary account, although more than one beneficiary is involved; multiple trusts for the same employer; or trust companies and bank trust departments placing orders with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial, or similar capacity, provided all shares are held of record in the name, or nominee name, of the trust company or bank.

    An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or the Distributor to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete the investor's investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by the Transfer Agent or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to the investor's account.

    COMBINATION PURCHASE PRIVILEGE. Purchases, either singly or in any combination, of shares of the Fund, if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any of such purchases. Each purchase of shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of 21, purchasing for his or their own account (including an IRA account), including his or their own trust, commonly known as living trusts; a trustee or other fiduciary purchasing for a single trust, estate, or single fiduciary account, although more than one beneficiary is involved; multiple trusts for the same employer; or trust companies and bank trust departments placing orders with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial, or similar capacity, provided all shares are held of record in the name, or nominee name, of the trust company or bank.

    RIGHTS OF ACCUMULATION. Purchases, either singly or in any combination, of shares of the Fund, if made at a single time by a "single purchaser" (as defined above) who already owns shares of the Fund, will be combined for the purpose of determining whether the dollar amount of such purchases plus the current value (at their maximum offering price) of shares of the Fund then owned by such purchaser equals a dollar amount of purchases entitling the purchaser to a reduced sales charge on any of such purchases, provided that at the time of any such purchases, the purchaser, either directly or through his broker or dealer, furnishes the Transfer Agent with sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

    REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

    The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

    DETERMINATION OF NET ASSET VALUE. As described in the Prospectus under "Purchase and Pricing of Shares--Valuation of Shares," the net asset value of shares of the Fund is determined once daily as of 4:00 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

    In determining the value of the assets of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported--as is the case with many securities traded over-the-counter--the last reported bid price. Debt securities (other than short-term obligations, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. Use of a pricing service has been approved by the Board of Trustees. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

TAXES
-------------------------------------------------------------------------------

    The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a

"regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

    Shareholders normally will have to pay federal income taxes, and any state or local taxes, on the ordinary dividends and capital gain dividends they receive from the Fund. Dividends paid out of net investment income and net short-term capital gains of the Fund will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of the Fund's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction, provided that the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

    Dividends paid out of the net capital gain of the Fund that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute its recognized income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses.

    Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund. Investment by the Fund in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    Upon a disposition or redemption of shares of the Fund that are held as a capital asset, the shareholder will generally recognize capital gain or loss (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares) measured by the difference between the redemption price and the basis of the shares. Any loss recognized upon the sale or exchange of shares of the Fund within six months from the date of their purchase will be treated as long-term capital loss to the extent of any amounts treated as dividends paid during such period out of the net long-term capital gain of the Fund. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of the Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of shares of the Fund or Class A shares of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

    Shortly after the end of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

    Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends and redemptions at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

    The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30%.

    The Fund will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Fund's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its capital gain net income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Fund's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of (a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Fund is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

    The Fund will not be subject to income tax in Delaware for any year in which it qualifies as a regulated investment company.

CALCULATION OF PERFORMANCE DATA
-------------------------------------------------------------------------------

    Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield or total return on the Fund.

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of the Fund on the last day of the period, according to the following formula:


          YIELD          =  2[[a-b+1]/6/-1]
                                 ---
                                 cd
        where a          =  dividends and interest earned, as calculated in accordance with the SEC's instructions, during the period by the Fund
              b          =  expenses accrued for the period (net of any reimbursements)
              c          =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
              d          =  the maximum offering price per share on the last day of the period


    The average annual total return on the Fund represents an annualization of the Fund's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Fund's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the Fund:

                                 P (1 + T)/n/ = ERV

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

    The manner in which total return will be calculated for public use is described above. The average annual total return for the Fund for the fiscal year ended December 31, 1996, and for the period from commencement of operations on January 3, 1994 to December 31, 1996 was 11.96% and 33.03%, respectively, including the effect of the sales charge and 15.44% and 35.01%, respectively, without the effect of the sales charge. The average annual total return for the Fund would have been lower had an expense limitation not been in effect.

    Performance information for the Fund shall reflect only the performance of a hypothetical investment during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    As summarized in the Prospectus under the heading "Performance and Yield," the total return of the Fund may be quoted in advertisements and sales literature.

* The Fund's Total Return Calculation assumes the maximum sales load is deducted from the initial $1,000 payment.

    From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, THE 100 BEST MUTUAL FUNDS YOU CAN BUY by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

    From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

    From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (E.G., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning-SM- program, an inter-generational financial planning assistance program; issues with respect to insurance (E.G., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

    MFS FIRSTS: MFS has a long history of innovations.

    -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

    -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

    -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

    -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

    -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

    -- 1976 -- MFS-Registered Trademark- Municipal Bond Fund is among the first municipal bond funds established.

    -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

    -- 1981 -- MFS-Registered Trademark- World Governments Fund is established as America's first globally fixed-income mutual fund.

    -- 1984 -- MFS-Registered Trademark- Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

    -- 1986 -- MFS-Registered Trademark- Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

    -- 1986 -- MFS-Registered Trademark- Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

    -- 1987 -- MFS-Registered Trademark- Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

    -- 1989 -- MFS-Registered Trademark- Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

    -- 1990 -- MFS-Registered Trademark- World Total Return Fund is the first global balanced fund.

    -- 1993 -- MFS-Registered Trademark- World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

    -- 1993 -- MFS becomes money manager of MFS-Registered Trademark- Union
       Standard Trust, the first Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

    Deloitte & Touche LLP are the Fund's independent auditors, providing audit services and assistance and consulation with respect to the preparation of filings with the SEC.

    The Portfolio of Investments at December 31, 1996, the Statement of Assets and Liabilities at December 31, 1996, the Statement of Operations for the year ended December 31, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

APPENDIX
-------------------------------------------------------------------------------

A-1 AND P-1 COMMERCIAL PAPER RATINGS

    The Fund will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                  ANNUAL REPORT, December 31,1996

                       NAVELLIER SERIES FUND
                    1 East Liberty, Third Floor
                           Reno, NV 89501
                           (800) 887-8671

--------------------------------------------------------------------------------
                                        February 1997
Dear Shareholder:

For the year 1996, the Navellier Aggressive Small Cap Equity Portfolio ("the Fund") returned the 15.44% (11.98% after the maximum load). This compares favorably to 14.76% for the Russell 2000*, 14.51% for the Lipper Small Company Index** and not so favorably to the Nasdaq Composite*** which returned 22.71% over the same period. The Fund's annualized return since public offering (April 1,1994) is 26.21% (24.81% after the maximum load). The annualized returns for the Russell 2000 and the Nasdaq Composite over the same period were 14.30% and 22.22%, respectively. During the first six months of 1996, the Navellier Aggressive Small Cap Equity Portfolio gained 27.64% (23.79% after the maximum load), compared to a 12.63% gain for the Nasdaq Composite and a 9.70% gain for the Russell 2000. During the second half of 1996 the Fund lost 9.56% (12.27% after the maximum load), compared to a 8.95% positive return for the Nasdaq Composite and a 4.61% positive return for the Russell 2000.

           Navellier Aggressive Small Cap Equity Portfolio

      EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS


         NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
DATE         Small Cap Portfolio   NASDAQ Composite  Russell 2000
3/31/1994           $10,000            $10,000          $10,000
4/30/1994            $9,889             $9,871          $10,059
5/31/1994            $9,667             $9,889           $9,929
6/30/1994            $9,213             $9,496           $9,571
7/31/1994            $9,384             $9,714           $9,721
8/31/1994            $9,768            $10,298          $10,249
9/30/1994           $10,030            $10,280          $10,202
10/31/1994          $10,494            $10,458          $10,158
11/30/1994          $10,555            $10,092           $9,729
12/31/1994          $10,616            $10,114           $9,972
1/31/1995           $10,484            $10,158           $9,832
2/28/1995           $10,989            $10,676          $10,219
3/31/1995           $11,372            $10,992          $10,387
4/30/1995           $11,726            $11,352          $10,602



The above chart indicates the return of $10,000 invested in the Navellier Aggressive Small Cap Equity Portfolio on April 1, 1994. As the chart shows December 31, 1996, the value of the investment would have grown to $18,393, a 83.93% increase. For comparison purposes, look at how the NASDAQ Composite and the Russell 2000 performed over the same period. An investment of $10,000 in the NASDAQ Composite in the same period would have grown to $17,365, a 73.65% increase. Similarly an investment of $10,000 in the Russell 2000 over the same period would have grown to $14,443, a 44.43% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund generally lagged behind the overall stock market during the last six months of 1996 since primarily large capitalization stocks performed well during the second half of 1996. One of the startling statistics for 1996 was highlighted in an article in the January 13, 1997 issue of Fortune, which stated that the Nasdaq Composite, excluding the 100 largest stocks, was actually up less than 3% in 1996. In other words, 1996 was predominantly a large capitalization stock market rally, especially in the second half of the year. Virtually none of the largest 100 Nasdaq stocks were in the Navellier Aggressive Small Cap Equity Portfolio. Considering that the Nasdaq Composite was up less than 3% in 1996 when the 100 largest stocks are excluded, we are quite satisfied that the Fund had positive results in 1996.

The historical valuation of the stocks in the Navellier Aggressive Small Cap Equity Portfolio remain very cheap relative to the Dow Industrials and S&P
500. Wave after wave of money flowing into index funds has benefited the S&P 500 and moved it into the high range of its historical price/earnings ratio. At over 21 times current earnings, the S&P 500 is very expensive, especially since the most optimistic analysts call for only 14% to 15% earnings growth in fiscal 1997. The median P/E for stocks in the Navellier Aggressive Small Cap Equity Portfolio is 17.5 and they literally have much more earnings growth that the S&P 500. Looking forward, the average stock in the Fund should continue to have far greater earnings growth than the S&P 500 despite similar price/earnings ratios. When the current mania fueling index funds settles down and Wall Street starts rotating into stocks that represent outstanding fundamental values, my favorite stocks in the Fund should benefit tremendously. In my opinion, we are now on the verge of a "stock picking" environment, where predominantly stocks with outstanding fundamental characteristics, such as those in the Navellier Aggressive Small Cap Equity Portfolio, will benefit.

On the large scale, economists are having a hard time predicting growth because increasing productivity is hard to account for in their economic models. Most economists are predicting 2% to 3% economic growth in 1997, which would be a slowdown from the more than 4% growth experienced in the second half of 1996. However, these economists are not factoring in continuing productivity gains that have bolstered the U.S. economy, resulting in exceptionally high growth without inflation. The implicit price deflator is an inflation indicator without volatile food and energy prices. It is most reliable indicator of inflation and is now at its lowest point in decades. The recent 0.3% drop in wholesale prices in January is further evidence that inflation is now deader than dead. The bond market has celebrated this positive inflation news and as of this writing, Treasury Bond yields are near the 6.5% level. The low inflation and low interest rate environment sets a very positive tone for the stock market for the next several months.

Long-term, the Navellier Aggressive Small Cap Equity Portfolio continues to perform quite well relative to other small capitalization growth funds. We are eagerly awaiting our three year Lipper and Morningstar Ratings and are confident that we will receive an outstanding long-term rating. To ensure our high performance standard, the Fund was closed to new investors on April 16, 1996. Existing shareholders and fee-based financial advisors can continue to purchase additional shares in the Fund. Existing shareholders will be receiving a proxy to convert the Navellier Aggressive Small Cap Equity Portfolio to a pure no-load fund. This conversion will allow us to cut management fees and save operating expenses. After conversion, existing shareholders will be able to purchase new shares with no load charged. We would appreciate it if you could mail back your proxy votes as soon as possible.

I want to personally thank all shareholders in the Navellier Aggressive Small Cap Equity Portfolio for selecting us to manage some of your assets. We feel very obligated to our shareholders and have already closed the Fund to ensure our high performance standard. Always feel free to contact us if you have any questions or we can help you in any way.

Sincerely,


/s/ Louis G. Navellier


LOUIS G. NAVELLIER

This material has been preceded by a Navellier Aggressive Small Cap Equity Portfolio prospectus.

  * The Russell 2000 index is an unmanaged index consisting of the smallest 2000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general. It is not an investment product available for purchase.

 ** The Lipper Small Company Index is an unmanaged net asset value weighted index of 30 mutual funds that invest primarily in companies with small market capitalizations.

*** The Nasdaq Composite is an unmanaged index consisting of approximately 5,500 stocks. It is considered representative of the stock market as a whole. It is not an investment product available for purchase.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
                                                     Market Value
Shares                                                   (Note 1)
------------------------------------------------------------------
COMMON STOCKS
Aerospace and Defense -- 0.66%
     40,000   Oregon Metallurgical Corp.*            $  1,290,000
                                                     ------------
Airlines -- 1.33%
    174,200   Mesaba Holdings, Inc.*                    2,591,225
                                                     ------------
Aluminum/Metals -- 1.62%
     50,000   RMI Titanium Co.*                         1,406,250
     50,100   Reliance Steel and
                Aluminum Co.                            1,753,500
                                                     ------------
                                                        3,159,750
                                                     ------------
Banks - 1.68%
     40,000   Andover Bancorp, Inc.                     1,025,000
     50,000   City National Corp.                       1,081,250
     40,000   RCSB Financial, Inc.                      1,160,000
                                                     ------------
                                                        3,266,250
                                                     ------------
Basic Materials -- 0.76%
     40,000   Lone Star Industries, Inc.                1,475,000
                                                     ------------
Computer Hardware -- 4.92%
     50,000   Centennial Technologies,
                Inc.*                                   2,600,000
     35,000   ENCAD, Inc.*                              1,443,750
    200,000   Iomega Corp.*                             3,475,000
     75,000   Tech Data Corp.*                          2,053,125
                                                     ------------
                                                        9,571,875
                                                     ------------
Computer Software -- 8.14%
     35,500   Acceler8 Tech Corp.*                        694,469
    140,000   Brooktrout Technology, Inc.*              3,920,000
     50,000   Legato Systems, Inc.*                     1,631,250
    101,000   Rational Software Corp.*                  3,995,813
     47,000   Remedy Corp.*                             2,526,250
     65,000   Viasoft, Inc.*                            3,071,250
                                                     ------------
                                                       15,839,032
                                                     ------------
Diversified Technology -- 5.24%
     60,000   Dyantech Corp.*                           2,655,000
     70,000   Engineered Support
                Systems, Inc.                           1,032,500
     42,000   Lindsay Manufacturing Co.                 1,963,500
    125,200   Zoltek Companies, Inc.*                   4,554,150
                                                     ------------
                                                       10,205,150
                                                     ------------
Education -- 3.42%
    159,525   Apollo Group, Inc.*                       5,334,117
    100,000   Childrens Comprehensive
                Services*                               1,312,500
                                                     ------------
                                                        6,646,617
                                                     ------------
Electronics -- 1.73%
     37,800   Kuhlman Corp.                               732,375
    248,000   Zytec*                                    2,635,000
                                                     ------------
                                                        3,367,375
                                                     ------------
Energy -- 0.55%
     40,000   Holly Corp.                               1,070,000
                                                     ------------
Food -- 1.74%
     70,000   Fresh America Corp.*                      1,155,000
     70,000   Riser Foods, Inc.                         2,222,500
                                                     ------------
                                                        3,377,500
                                                     ------------
Healthcare -- 0.76%
     50,000   SONUS Pharmaceuticals,
                Inc.*                                   1,487,500
                                                     ------------
Heavy Machinery/Construction -- 1.07%
     60,800   Gardner Denver Machinery*                 2,082,400
                                                     ------------
Home Furnishings -- 1.45%
     30,000   Ethan Allen Interiors, Inc.               1,155,000
     58,900   Stanley Furniture Company,
                Inc. *                                  1,170,637
     50,000   Winsloew Furniture, Inc.*                   487,500
                                                     ------------
                                                        2,813,137
                                                     ------------
Home Construction -- 0.58%
     40,000   Palm Harbor Homes, Inc.*                  1,120,000
                                                     ------------
Insurance -- 0.63%
     20,000   Orion Capital Corp.                       1,222,500
                                                     ------------
Industrial and Commercial
Services -- 3.61%
     44,200   Amerco, Inc.*                             1,547,000
     40,000   DT Industries, Inc.                       1,400,000
     75,000   Mail Well, Inc.*                          1,228,125
    122,000   Shaw Group, Inc.*                         2,851,750
                                                     ------------
                                                        7,026,875
                                                     ------------

* Non-income producing.

                       See Notes to Financial Statements.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)

------------------------------------------------------------------
                                                     Market Value
Shares                                                   (Note 1)
-------------------------------------------------------------------
Manufactured Housing -- 1.46%
    100,000   Coachmen Industries, Inc.              $  2,837,500
                                                     ------------
Natural Gas -- 1.16%
    100,000   NUI Corp.                                 2,262,500
                                                     ------------
Nonclassifiable Establishment -- 1.17%
     65,000   Oppenheimer Capital LP                    2,275,000
                                                     ------------
Oil -- 4.10%
     84,400   Cliffs Drilling Co.*                      5,338,300
    100,000   Comstock Resources, Inc.*                 1,300,000
     45,200   Swift Energy Co.*                         1,350,350
                                                     ------------
                                                        7,988,650
                                                     ------------
Oil & Gas Exploration -- 7.64%
     50,000   American Oilfield Divers,
                Inc.*                                     593,750
     20,000   Cooper Cameron Corp.*                     1,530,000
     30,000   Flores & Rucks, Inc.*                     1,597,500
    135,000   Marine Drilling Companies,
                Inc.*                                   2,657,812
    100,000   Plains Resources, Inc.*                   1,562,500
    110,000   Seacor Holdings, Inc.*                    6,930,000
                                                     ------------
                                                       14,871,562
                                                     ------------
Pharmaceuticals -- 7.23%
     50,400   Cardinal Health, Inc.                     2,935,800
    100,000   Herbalife International, Inc.             3,262,500
    124,875   Jones Medical Industries, Inc.            4,573,547
     75,000   Medicis Pharmaceutical
                Corp.*                                  3,300,000
                                                     ------------
                                                       14,071,847
                                                     ------------
Real Estate -- 0.86%
     68,000   Fairfield Communities, Inc.*              1,683,000
                                                     ------------
Retailers -- 13.24%
    100,000   American Eagle Outfitters,
                Inc.*                                     787,500
    292,500   Claires Stores, Inc.                      3,802,500
    140,000   Eagle Hardware and Garden,
                Inc.*                                   2,905,000
    100,000   Equity Marketing, Inc.*                   1,850,000
    100,000   Finish Line, Inc.*                        2,112,500
    100,000   Funco, Inc.*                                837,500
     60,000   Pacific Sunwear of California*            1,545,000
    164,500   Paul Harris Stores, Inc.*                 2,919,875
     93,000   Ross Stores, Inc.                         4,650,000
    104,000   Wet Seal, Inc.*                           2,223,000
    100,000   Tuesday Morning Corp.*                    2,137,500
                                                     ------------
                                                       25,770,375
                                                     ------------
Savings and Loans -- 3.37%
    312,000   Imperial Credit Industries,
                Inc.*                                   6,552,000
                                                     ------------
Semiconductors and Related -- 1.56%
    100,000   Chips and Technologies, Inc.*             1,825,000
     25,000   Radisys Corp.*                            1,218,750
                                                     ------------
                                                        3,043,750
                                                     ------------
Steel -- 1.12%
     85,900   Olympic Steel, Inc.*                      2,179,713
                                                     ------------
Technical Services -- 0.52%
     27,400   SBS Technologies, Inc.*                   1,013,800
                                                     ------------
Telecommunications -- 4.20%
    120,600   ATC Communications, Inc.*                 1,597,950
    216,000   Pairgain Technologies, Inc.*              6,574,500
                                                     ------------
                                                        8,172,450
                                                     ------------
Temporary Staffing - 4.56%
    152,500   AccuStaff, Inc.*                          3,221,562
    276,000   Employee Solutions, Inc.                  5,658,000
                                                     ------------
                                                        8,879,562
                                                     ------------
Vehicle Parts and Equipment - 0.57%
     44,500   Arvin Industries, Inc.                    1,101,375
                                                     ------------
Vitamins/Health Foods -- 1.40%
    100,000   Rexall Sundown, Inc.*                     2,718,750
                                                     ------------
Total Common Stocks -- 94.05%
  (Cost $146,155,936)                                 183,034,020
                                                     ------------

* Non-income producing.

                        See Notes to Financial Statements.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)

------------------------------------------------------------------
                                                     Market Value
Shares                                                   (Note 1)
------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.95%
  With PaineWebber at 6.00%, dated
  12/31/96, due 1/2/97, collateralized by
  U.S. Treasury Bills, due 5/1/97 (Cost
  $11,578,000)                                         11,578,000
                                                     ------------
Total Investments -- 100.00%
  (Cost $157,733,936)                                $194,612,020
                                                     ============

                        See Notes to Financial Statements.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
Assets
  Securities at Value (Note 1, see portfolio for cost
    information) ..............................................  $194,612,020
  Cash in Custodian Bank ......................................        18,324
  Receivable for Securities Sold ..............................       748,475
  Receivable for Shares Sold ..................................       157,806
  Dividends Receivable ........................................        26,370
  Interest Receivable .........................................         1,930
  Unamortized Organizational Costs (Note 1) ...................        18,118
                                                                  -----------
    Total Assets ..............................................   195,583,043
                                                                  -----------
Liabilities
  Payable for Securities Purchased ............................     4,444,194
  Payable for Shares Redeemed .................................       738,267
  Investment Advisory Fee Payable (Note 2) ....................       204,806
  Other Payables and Accrued Expenses .........................        82,115
  Administrative Fee Payable (Note 2) .........................        40,961
  Commissions Payable .........................................        20,069
  Organizational Expenses Payable to Adviser (Note 1) .........        18,118
                                                                  -----------
    Total Liabilities .........................................     5,548,530
                                                                  -----------
Net Assets ....................................................  $190,034,513
                                                                 ============
Shares Outstanding ............................................    10,683,004
                                                                 ============
Net Asset Value Per Share .....................................        $17.79
                                                                       ======
Maximum Offering Price Per Share (100/97.00 of $17.79) ........        $18.34
                                                                       ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

For the Year Ended
December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

Investment Income
   Interest (Note 1) ...........................................   $    603,796
   Dividends (Note 1) ..........................................        171,544
                                                                   ------------
      Total Investment Income ..................................        775,340
                                                                   ------------

Expenses
   Investment Advisory Fee (Note 2) ............................      2,323,690
   Administrative Fee (Note 2) .................................        464,738
   Transfer Agent and Custodian Fee (Note 3) ...................        330,390
   Registration Fees ...........................................        108,309
   Shareholder Reports and Notices .............................         62,983
   Legal Fees ..................................................         60,915
   Trustees' Fees and Expenses (Note 2) ........................         51,381
   Audit Fees ..................................................         19,600
   Organizational Expense (Note 1) .............................          8,053
   Other Expenses ..............................................         18,743
                                                                   ------------
      Total Expenses ...........................................      3,448,802
      Less Expenses Reimbursed by Investment Adviser (Note 2) ..       (195,636)
                                                                   ------------
        Net Expenses ...........................................      3,253,166
                                                                   ------------
Net Investment Loss ............................................     (2,477,826)
                                                                   ------------
Net Realized Gain on Investment Transactions ...................        463,797
Net Change in Unrealized Appreciation of Investments ...........     18,466,247
                                                                   ------------
Net Gain on Investments ........................................     18,930,044
                                                                   ------------
Net Increase in Net Assets Resulting from Operations ...........   $ 16,452,218
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------------------------
                                                                         For the Year Ended
                                                                            December 31,
                                                                    -----------------------------
                                                                        1996            1995
                                                                    -------------   -------------
From Investment Activities
   Net Investment Loss ...........................................  $  (2,477,826)  $    (610,524)
   Net Realized Gain on Investment Transactions ..................        463,797       1,524,157
   Net Change in Unrealized Appreciation of Investments ..........     18,466,247      15,989,475
                                                                    -------------   -------------
      Net Increase in Net Assets Resulting from Operations .......     16,452,218      16,903,108
                                                                    -------------   -------------
Distributions to Shareholders
   From Net Investment Income ....................................           --              --
   From Net Realized Capital Gains ...............................           --        (2,499,314)
                                                                    -------------   -------------
      Total Distributions to Shareholders ........................           --        (2,499,314)
                                                                    -------------   -------------

From Share Transactions
   Net Proceeds from Sales of Shares .............................    286,125,562     130,265,618
   Reinvestment of Distributions .................................           --         2,355,336
   Cost of Shares Redeemed .......................................   (217,842,421)    (59,949,289)
                                                                    -------------   -------------
      Net Increase in Net Assets Resulting from
       Share Transactions ........................................     68,283,141      72,671,665
                                                                    -------------   -------------
      Total Increase in Net Assets ...............................     84,735,359      87,075,459
Net Assets -- Beginning of Year ..................................    105,299,154      18,223,695
                                                                    -------------   -------------
Net Assets -- End of Year ........................................  $ 190,034,513   $ 105,299,154
                                                                    =============   =============

Shares
   Sold ..........................................................     16,325,181       9,128,613
   Issued in Reinvestment of Distributions .......................           --           152,845
   Redeemed ......................................................    (12,473,362)     (4,110,315)
                                                                    -------------   -------------
      Net Increase in Shares .....................................      3,851,819       5,171,143
                                                                    =============   =============


                       See Notes to Financial Statements.

-
--------------------------------------------------------------------------------

                                 Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                     For The Year Ended       For The
                                                         December 31,       Period Ended
                                                   ----------------------   December 31,
                                                     1996         1995         1994*
                                                   ---------    ---------    ---------
Per Share Operating Performance:
Net Asset Value - Beginning of Year .............  $   15.41    $   10.98    $   10.00
                                                   ---------    ---------    ---------
Income from Investment Operations:
  Net Investment Loss ...........................      (0.23)       (0.16)       (0.08)
  Net Realized and Unrealized Gains on Securities       2.61         4.97         0.98
                                                   ---------    ---------    ---------
    Total from Investment Operations ............       2.38         4.81         0.98
                                                   ---------    ---------    ---------
Distributions to Shareholders:
  From Net Investment Income ....................         --           --           --
  From Net Realized Capital Gains ...............         --        (0.38)          --
                                                   ---------    ---------    ---------
    Total Distributions to Shareholders .........         --        (0.38)          --
                                                   ---------    ---------    ---------
Net Increase in Net Asset Value .................       2.38         4.43         0.98
                                                   ---------    ---------    ---------
Net Asset Value - End of Year ...................  $   17.79    $   15.41    $   10.98
                                                   =========    =========    =========

Total Investment Return(A) ......................      15.44%       43.80%        9.80%

Ratios to Average Net Assets:
Expenses After Reimbursement (Note 2) ...........       1.75%        1.75%        1.68%(B)
Expenses Before Reimbursement (Note 2) ..........       1.86%        2.10%        4.52%(B)
Net Investment Loss .............................      (1.33)%      (1.15)%     (0.81)%(B)

Supplementary Data:
Portfolio Turnover Rate .........................      136.9%       169.6%       139.9%
Net Assets at End of Year (000's omitted) .......  $ 190,035    $ 105,299    $  18,224
Number of Shares Outstanding at
  End of Year (000's omitted) ...................     10,683        6,831        1,660

Average Commission Rate Paid(C) .................    $0.0424


- ----------
(A) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.

(B)  Annualized.

(C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

*From Commencement of Operations January 3, 1994.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

     Navellier Series Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund consists of one portfolio, Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"). Shares of the Fund are purchased at the public offering price which includes a maximum sales charge of up to 3.00% depending on the size of the purchase. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

          (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Board of Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

          (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

          (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

          (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

          (e) Organizational expenses of the Fund totaling $143,294 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31,1996, unamortized organization costs were $18,118.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc., (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.25% of the daily net assets for the Navellier Aggressive Small Cap Equity Portfolio. The Adviser also receives a 0.25% annual fee in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

     Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 1995, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. During the year ended December 31, 1996, the Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31,1996, there were no prior expenses which could be reimbursed in the future under the agreement.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Funds shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

     For the Year ended December 31, 1996, the Fund was advised that the Distributor received $924,050 from sales loads earned on sales of the Fund's capital stock.

     The Fund pays each of its Trustees not affiliated with the Adviser a fee of $10,000 annually plus specific amounts for attended board and committee meetings. When the Fund exceeds $200,000,000 in total net assets, then the Trustees' fee is raised to $20,000 annually. For the year ended December 31,1996 Trustees' fees and expenses totaled $51,381.

3. TRANSFER AGENT AND CUSTODIAN

     Rushmore Trust and Savings, FSB, (Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. SECURITIES TRANSACTIONS

     For the year ended December 31,1996, purchases of securities were $302,971,553 and sales of securities were $ 236,741,968. These totals exclude short-term securities.

5. NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

     As of December 31, 1996, net appreciation of investments for Federal income tax purposes was $36,878,084 of which $44,036,260 related to appreciated investments and $7,158,176 related to depreciated investments. At December 31, 1996, the cost of the Fund's securities for Federal income tax purposes was $157,733,936.

6. NET ASSETS

At December 31, 1996, net assets consisted of the following:

Paid-in-Capital ......................................       $ 155,066,631
Undistributed Net Investment Income ..................                  --
Accumulated Net Realized Loss on Investments .........          (1,910,202)
Net Unrealized Appreciation on Investments ...........          36,878,084
                                                             -------------
NET ASSETS ...........................................       $ 190,034,513
                                                             =============

7. FEDERAL INCOME TAX

No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of December 31, 1996, net investment losses of $2,477,826 were reclassified to paid-in-capital.

At December 31, 1996, for Federal income tax purposes, the Fund had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

     Expires December 31,

     2004 ...................................................     $   1,910,202
                                                                  =============

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 of the Navellier Series Fund:

We have audited the Statement of assets and liabilities of the Navellier Aggressive Small Cap Equity Portfolio of the Navellier Series Fund (the Fund) as of December 31, 1996, the related statement of operations for the year then ended and of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the two years in the period ended December 31, 1996 and the period ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Navellier Small Cap Equity Portfolio of the Navellier Series Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the presented periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Washington, DC
January 31, 1997

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                                         [Artwork Omitted]


                                                             NAVELLIER

                                                            Series Fund


                                                           ANNUAL REPORT

                                                         December 31, 1996


       Navellier Offices:
  One East Liberty Third Floor
       Reno, Nevada 89501
      800-887-8671 P.S.T.

  Custodian & Transfer Agent:
Rushmore Trust and Savings, FSB
      4922 Fairmont Avenue
       Bethesda, MD 20814
      800-622-1386 E.S.T.

                                                ANNUAL REPORT, December 31, 1996
                                                     NAVELLIER PERFORMANCE FUNDS
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

                                                                   February 1997

Dear Shareholder:

For the year 1996, the Navellier Aggressive Growth Portfolio ("the Fund") returned 22.62%. This compares favorably to 14.76% for the Russell 2000*, 17.48% for the Lipper Growth Funds Index** and the Nasdaq Composite*** which returned 22.71% over the same period. During the first six months of 1996, the Navellier Aggressive Growth Portfolio gained 30.63%, compared to a 12.63% gain for the Nasdaq Composite and a 9.70% gain for the Russell 2000. During the second half of 1996 the Fund lost 6.13%, compared to a positive 8.95% return for the Nasdaq Composite and a positive 4.61% return for the Russell 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    NAVELLIER AGGRESSIVE GROWTH PORTFOLIO
DATE                                             Aggressive Growth Portfolio      NASDAQ Composite    Russell 2000
12/31/95                                                             $10,000               $10,000          $10000
1/31/96                                                               $9,540               $10,073           $9981
2/29/96                                                              $10,600               $10,455          $10284
3/31/96                                                              $11,330               $10,468          $10468
4/30/96                                                              $12,900               $11,315          $11023
5/31/96                                                              $14,040               $11,818          $11452
6/30/96                                                              $13,050               $11,263          $10970
7/31/96                                                              $11,190               $10,270          $10001
8/31/96                                                              $11,850               $10,849          $10567
9/30/96                                                              $12,760               $11,661          $10963
10/31/96                                                             $12,540               $11,610          $10779
11/30/96                                                             $12,220               $12,286          $11207
12/31/96                                                             $12,160               $12,271          $11476

The above chart indicates the return of $10,000 invested in the NAVELLIER AGGRESSIVE GROWTH PORTFOLIO on December 29, 1995. As the chart shows by December 31, 1996, the value of the investment would have grown to $12,262, a 22.62% increase. For comparison purposes, look at how the NASDAQ Composite and the Russell 2000 performed over the same period. An investment of $10,000 in the NASDAQ Composite over the same period would have grown to $12,271, a 22.71% increase. Similarly, an investment of $10,000 in the Russell 2000 over the same period would have grown to $11,476, a 14.76% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund generally lagged behind the overall stock market during the last six months of 1996 since primarily large capitalization stocks performed well during the second half of the year. Although the Fund can buy large cap stocks, growth stocks are generally found in the small cap arena. One of the startling statistics for 1996 was highlighted in an article in the January 13, 1997 issue of Fortune, which stated that the Nasdaq Composite, excluding the 100 largest stocks, was actually up less than 3% in 1996. In other words, 1996 was predominantly a large capitalization stock market rally, especially in the second half of 1996. Virtually none of the largest 100 Nasdaq stocks were in the Navellier Aggressive Growth Portfolio. Considering that the Nasdaq Composite was up less than 3% in 1996 when the 100 largest stocks are excluded, we are quite satisfied that the Fund had strong results in 1996.

The historical valuations of the stocks in the Navellier Aggressive Growth Portfolio remain reasonable relative to the Dow Industrials and S&P 500. Wave after wave of money flowing into index funds has benefited the S&P 500 and moved it into the high range of its historical price/earnings ratio. At over 21 times current earnings, the S&P 500 is very expensive, especially since the most optimistic analysts call for only 14% to 15% earnings growth in fiscal 1997. The average stock in the Navellier Aggressive Growth Portfolio continues to trade at approximately 30 times earnings, but literally has over 15 times the historical earnings growth of the S&P 500. Looking forward, the average stock in the Fund should continue to have far greater earnings growth than the S&P 500. When the current mania fueling index funds settles down and Wall Street starts rotating into stocks that represent outstanding fundamental values, my favorite stocks in the Fund should benefit tremendously. In my opinion, we are now on the verge of a "stock picking" environment, where predominantly stocks with outstanding fundamental characteristics, such as those in the Navellier Aggressive Growth Portfolio, will benefit.

We were proud to introduce the Navellier Mid Cap Growth Portfolio ("the Portfolio") on November 27, 1996. The Portfolio returned 2.75% for the month of December. This compares favorably to 2.40% for the Russell 2000*, a negative 1.89% for the Lipper Growth Funds Index** and a negative 0.12% for the Nasdaq Composite*** over the same short period. We want to emphasize that although we hope to have excellent returns for this Portfolio, such a short reporting period says very little for future expectations for any investment.

The fundamentals for the stocks in the Navellier Mid Cap Growth Portfolio remain very strong. The average stock in the Portfolio continues to trade at approximately 22 times earnings, but has far more powerful earnings growth potential than that of the S&P 500. We use the same techniques for the Navellier Mid Cap Growth Portfolio as we have used for the highly successful Navellier Aggressive Small Cap Equity Portfolio. The main difference between the two funds is that we only purchase stocks with a market cap of between $1 and $5 billion for the Navellier Mid Cap Growth Portfolio. The average cap size for the companies we are buying for the Navellier Mid Cap Growth Portfolio is approximately $2.2 billion. This makes the Portfolio an excellent opportunity for our investors to diversify into a larger cap sector of the market.

On the large scale, economists are having a hard time predicting economic growth because increasing productivity is hard to account for in their economic models. Most economists are predicting 2% to 3% economic growth in 1997, which would be a slowdown from the more than 4% growth experienced in the second half of 1996. However, these economists are not factoring in continuing productivity gains that have bolstered the U.S. economy, resulting in exceptionally high growth without inflation. The implicit price deflator is an inflation indicator without volatile food and energy prices. It is the most reliable indicator of inflation and is now at its lowest point in decades. The recent 0.3% drop in wholesale prices in

January is further evidence that inflation is now deader than dead. The bond market has celebrated this positive inflation news and as of this writing, Treasury Bond yields are near the 6.5% level. The low inflation and low interest rate environment sets a very positive tone for the stock market for the next several months.

In 1996, the Navellier Aggressive Growth Portfolio performed quite well relative to other growth funds. In fact, the Fund was our best performing mutual fund in 1996. Through its non-diversified charter, the Navellier Aggressive Growth Portfolio can better concentrate on key stocks and key industry groups than the diversified funds that we manage. As a result, the Navellier Aggressive Growth Portfolio is designed to be our most aggressive growth fund. We were quite happy with the short experience of our new Navellier Mid Cap Growth Portfolio. The new Navellier Mid Cap Growth Portfolio should prove to have very strong upside potential with less volatility than our other smaller cap funds.

I want to personally thank all shareholders in the Navellier Performance Funds for selecting us to manage some of your assets. We feel very obligated to our shareholders and plan to close the funds in the future to ensure our high performance standard. Always feel free to contact us if you have any questions or we can help you in any way.

Sincerely,

[/S/ LOUIS G. NAVELLIER]                         [/S/ ALAN ALPERS]
LOUIS G. NAVELLIER                               ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER PERFORMANCE FUNDS PROSPECTUS.

  * THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX CONSISTING OF THE SMALLEST 2000 STOCKS IN THE RUSSELL 3000 INDEX. IT IS CONSIDERED REPRESENTATIVE OF THE SMALL CAP MARKET IN GENERAL. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR PURCHASE.

 ** THE LIPPER GROWTH FUND INDEX IS AN UNMANAGED NET ASSET VALUE WEIGHTED INDEX
    OF 30 MUTUAL FUNDS THAT HAVE "GROWTH" INVESTMENT OBJECTIVES.

*** THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX CONSISTING OF APPROXIMATELY 5,500
    STOCKS. IT IS CONSIDERED REPRESENTATIVE OF THE STOCK MARKET AS A WHOLE. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR PURCHASE.

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO

- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)

- ------------------------------------------------------
COMMON STOCKS
AEROSPACE AND DEFENSE -- 1.38%
   40,000  Oregon Metallurgical Corp.*   $   1,290,000
                                         -------------
BUSINESS/MANAGEMENT SERVICES -- 2.92%
  100,000  FPA Medical Management,
             Inc.*                           2,237,500
   34,293  Sitel Corp.*                        484,389
                                         -------------
                                             2,721,889
                                         -------------
CHEMICALS -- 0.80%
   27,000  MacDermid, Inc.                     742,500
                                         -------------
COMPUTER HARDWARE -- 5.70%
   70,000  ENCAD, Inc.*                      2,887,500
   50,000  QLogic Corp.*                     1,287,500
   20,000  Western Digital Corp.*            1,137,500
                                         -------------
                                             5,312,500
                                         -------------
COMPUTER SOFTWARE -- 3.04%
   20,500  Aspen Technology, Inc.*           1,645,125
   30,000  Rational Software Corp.*          1,186,875
                                         -------------
                                             2,832,000
                                         -------------
DATA COMMUNICATIONS/NETWORKING -- 3.32%
   75,000  Davox Corp.*                      3,093,750
                                         -------------
DIVERSIFIED TECHNOLOGY -- 1.48%
   38,000  Zoltek Companies, Inc.*           1,382,250
                                         -------------
ELECTRONICS -- 3.11%
   50,000  Inacom Corp.*                     2,000,000
   84,000  Zytec*                              892,500
                                         -------------
                                             2,892,500
                                         -------------
HEALTHCARE -- 2.62%
   50,000  Safeskin Corp.*                   2,437,500
                                         -------------
HEAVY MACHINERY/CONSTRUCTION -- 3.76%
   78,000  Smith International, Inc.*        3,500,250
                                         -------------
HOME FURNISHINGS -- 1.07%
   50,000  Stanley Furniture Co., Inc.*        993,750
                                         -------------
- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)
- ------------------------------------------------------
COMMON STOCKS (CONTINUED)
INDUSTRIAL AND COMMERCIAL SERVICES -- 7.50%
  100,000  DT Industries, Inc.           $   3,500,000
   90,000  SPX Corp.                         3,487,500
                                         -------------
                                             6,987,500
                                         -------------
METALS -- 2.27%
   35,000  Olympic Steel, Inc.*                888,125
   35,000  Reliance Steel and Aluminum
             Co.                             1,225,000
                                         -------------
                                             2,113,125
                                         -------------
NATURAL GAS -- 1.45%
   46,800  North Carolina Natural Gas
             Corp.                           1,351,350
                                         -------------
OIL -- 10.80%
   22,000  Cliffs Drilling Co.*              1,391,500
  140,000  Comstock Resources, Inc.*         1,820,000
   39,000  Ensco International, Inc.*        1,891,500
   30,000  KCS Energy, Inc.                  1,072,500
  130,000  Swift Energy Co.*                 3,883,750
                                         -------------
                                            10,059,250
                                         -------------
OIL AND GAS EXPLORATION -- 11.92%
  110,300  Global Industries, Ltd.*          2,054,338
  180,000  Marine Drilling Companies,
             Inc.*                           3,543,750
   20,000  Seacor Holdings, Inc.*            1,260,000
  120,000  UTI Energy Corp.*                 4,245,000
                                         -------------
                                            11,103,088
                                         -------------
PHARMACEUTICALS -- 10.04%
  103,600  Herbalife International,
             Inc.                            3,379,950
   60,800  Jones Medical Industries,
             Inc.                            2,226,800
   85,000  Medicis Pharmaceutical
             Corp.*                          3,740,000
                                         -------------
                                             9,346,750
                                         -------------
REAL ESTATE -- 1.99%
   75,000  Fairfield Communities, Inc.*      1,856,250
                                         -------------

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
AGGRESSIVE GROWTH PORTFOLIO

- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)
- ------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAILERS -- 17.24%
   90,000  Eagle Hardware and Garden,
             Inc.*                       $   1,867,500
  100,000  Equity Marketing, Inc.*           1,850,000
  150,000  Finish Line, Inc.*                3,168,750
  200,000  Paul Harris Stores, Inc.*         3,550,000
   61,500  Ross Stores, Inc.                 3,075,000
   42,700  West Marine, Inc.*                1,206,275
   62,500  Wet Seal, Inc.*                   1,335,937
                                         -------------
                                            16,053,462
                                         -------------
SEMICONDUCTORS AND RELATED -- 2.44%
   50,000  Vitesse Semiconductor Corp.*      2,275,000
                                         -------------
TECHNICAL SERVICES -- 1.34%
   30,000  Technology Solutions Co.*         1,245,000
                                         -------------

- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)
- ------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS -- 1.96%
   60,000  Pairgain Technologies, Inc.*  $   1,826,250
                                         -------------
VEHICLE PARTS AND EQUIPMENT -- 1.29%
   60,000  Miller Industries, Inc.*          1,200,000
                                         -------------
TOTAL COMMON STOCKS -- 99.44%
 (COST $82,787,597)                         92,615,914
                                         -------------
MUTUAL FUNDS -- 0.56%
  520,346  Fund for Government Investors
             (Cost $520,346)                   520,346
                                         -------------
TOTAL INVESTMENTS -- 100.00%
 (COST $83,307,943)                      $  93,136,260
                                         -------------
                                         -------------

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO

- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)

- ------------------------------------------------------
COMMON STOCKS
AGRICULTURAL -- 1.77%
    1,500  Grupo Industrial Maseca (ADR)  $    28,687
                                          ------------
AIRLINES -- 1.44%
    1,000  USAir Group, Inc.*                  23,375
                                          ------------
APPAREL/FABRIC -- 2.54%
    1,100  Jones Apparel Group, Inc.*          41,113
                                          ------------
AUTO/TRUCK MANUFACTURING -- 1.26%
      300  Paccar, Inc.                        20,400
                                          ------------
BANKING -- 7.43%
      500  Commerce Bancshares, Inc.           23,125
      500  Greenpoint Financial Corp.          23,625
      600  Provident Bancorp, Inc.             20,400
      500  Regions Financial Corp.             25,844
      300  Star Banc Corp                      27,562
                                          ------------
                                              120,556
                                          ------------
BEVERAGES -- 1.73%
      600  Panamerican Beverages, Inc.         28,125
                                          ------------
BUSINESS/MANAGEMENT SERVICES -- 1.70%
      800  Robert Half International,
             Inc.*                             27,500
                                          ------------
CASINOS/GAMING -- 1.46%
    1,300  International Game Technology       23,725
                                          ------------
CHEMICALS -- 1.50%
      600  Cytec Industries, Inc.*             24,375
                                          ------------
COMPUTER HARDWARE -- 3.94%
      700  Cognos, Inc.*                       19,688
      400  Gateway 2000, Inc.*                 21,425
      400  Western Digital Corp.*              22,750
                                          ------------
                                               63,863
                                          ------------
CONTAINERS AND PACKAGING -- 1.98%
    2,000  Jefferson Smurfit Corp.*            32,125
                                          ------------
COSMETICS/PERSONAL CARE -- 1.48%
      500  Alberto Culver Co.                  24,000
                                          ------------
- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)
- ------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED TECHNOLOGY -- 3.88%
    1,200  BMC Industries, Inc.           $    37,800
      400  Diebold, Inc.                       25,150
                                          ------------
                                               62,950
                                          ------------
ELECTRIC UTILITIES -- 1.29%
      500  Portland General Corp.              21,000
                                          ------------
ELECTRONICS -- 1.60%
      600  Hubbell, Inc.                       25,950
                                          ------------
ENERGY -- 3.15%
    2,200  NGC Corp.                           51,150
                                          ------------
FINANCIAL SERVICES -- 2.90%
      800  Alliance Capital Management,
             LP                                21,300
      400  Finova Financial Trust              25,700
                                          ------------
                                               47,000
                                          ------------
FOODS -- 2.99%
      500  Interstate Bakeries Corp.           24,562
      400  Vons Companies, Inc.*               23,950
                                          ------------
                                               48,512
                                          ------------
HEALTHCARE -- 1.91%
      700  Mallinckrodt, Inc.                  30,887
                                          ------------
HEAVY MACHINERY -- 1.66%
      600  Smith International, Inc.*          26,925
                                          ------------
HOUSEHOLD PRODUCTS -- 3.57%
    1,100  Fort Howard Corp.*                  30,456
      800  US Industries, Inc.*                27,500
                                          ------------
                                               57,956
                                          ------------
INDUSTRIAL AND COMMERCIAL
 SERVICES -- 1.40%
      400  Valspar Corp.                       22,650
                                          ------------
INSURANCE -- 6.33%
      400  Ace, Ltd.                           24,050
      400  Conseco, Inc.                       25,500

* NON-INCOME PRODUCING.
ADR -- AMERICAN DEPOSITORY RECEIPT

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
MID CAP GROWTH PORTFOLIO

- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)

- ------------------------------------------------------
COMMON STOCKS (CONTINUED)
      500  Mid Ocean, Ltd.                $    26,250
      400  Progressive Corp.                   26,950
                                          ------------
                                              102,750
                                          ------------
NATURAL GAS -- 3.63%
      700  Nicor, Inc.                         25,025
    2,200  Noram Energy Corp.                  33,825
                                          ------------
                                               58,850
                                          ------------
OFFICE EQUIPMENT/SUPPLIES -- 1.31%
      600  Avery Dennison Corp.                21,225
                                          ------------
OIL -- 3.38%
      600  Ensco International, Inc.*          29,100
      700  Parker and Parsley Petroleum
             Co.                               25,725
                                          ------------
                                               54,825
                                          ------------
OIL AND GAS EXPLORATION -- 6.29%
      500  Camco International, Inc.           23,063
    1,500  Global Marine, Inc.*                30,937
      500  Louisiana Land and
             Exploration                       26,813
      800  Reading and Bates Corp.*            21,200
                                          ------------
                                              102,013
                                          ------------
POWER SUPPLY -- 1.51%
      900  American Power Conversion
             Corp.*                            24,525
                                          ------------
- ------------------------------------------------------
                                          MARKET VALUE
   SHARES                                     (NOTE 1)
- ------------------------------------------------------
COMMON STOCKS (CONTINUED)

RETAILERS -- 2.99%
      400  Ross Stores, Inc.              $    20,000
      600  TJX Companies, Inc.                 28,425
                                          ------------
                                               48,425
                                          ------------
TELECOMMUNICATIONS -- 3.65%
      600  Andrew Corp.*                       31,838
      900  Pairgain Technologies, Inc.*        27,394
                                          ------------
                                               59,232
                                          ------------
TOBACCO -- 1.58%
      800  Universal Corp.                     25,700
                                          ------------
UTILITIES -- 1.53%
      600  National Fuel Gas Co.               24,750
                                          ------------
TOTAL COMMON STOCKS -- 84.78% (COST
 $1,339,675)                                1,375,119
                                          ------------
MUTUAL FUNDS -- 15.22%
  246,952  Fund for Government Investors
             (Cost $246,952)                  246,952
                                          ------------
TOTAL INVESTMENTS -- 100.00%
 (COST $1,586,627)                        $ 1,622,071
                                          ------------
                                          ------------

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                        AGGRESSIVE     MID CAP
                                                                                          GROWTH       GROWTH
                                                                                        PORTFOLIO     PORTFOLIO
                                                                                       ------------  -----------
ASSETS
  Securities at Value (Note 1, see portfolios for cost information)..................  $ 93,136,260  $ 1,622,071
  Receivable for Securities Sold.....................................................     1,904,357           --
  Receivable for Shares Sold.........................................................       919,126       29,100
  Interest Receivable................................................................        15,266           29
  Dividends Receivable...............................................................         7,921        1,330
  Unamortized Organizational Costs (Note 1)..........................................       100,590           --
                                                                                       ------------  -----------
    Total Assets.....................................................................    96,083,520    1,652,530
                                                                                       ------------  -----------
LIABILITIES
  Payable for Shares Redeemed........................................................       366,219        8,740
  Payable for Securities Purchased...................................................       204,376           --
  Investment Advisory Fee Payable (Note 2)...........................................       103,779        1,107
  Administrative Fee Payable (Note 2)................................................        20,756          221
  Distribution Plan Fee Payable (Note 4).............................................        20,756          221
  Other Payables and Accrued Expenses................................................        20,756          221
  Organizational Expenses Payable to Adviser (Note 1)................................       100,590           --
                                                                                       ------------  -----------
    Total Liabilities................................................................       837,232       10,510
                                                                                       ------------  -----------
NET ASSETS...........................................................................  $ 95,246,288  $ 1,642,020
                                                                                       ------------  -----------
                                                                                       ------------  -----------
SHARES OUTSTANDING...................................................................     7,773,720      159,948
                                                                                       ------------  -----------
                                                                                       ------------  -----------
NET ASSET VALUE PER SHARE............................................................        $12.25       $10.27
                                                                                             ------  -----------
                                                                                             ------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                           AGGRESSIVE        MID CAP
                                                                             GROWTH          GROWTH
                                                                            PORTFOLIO       PORTFOLIO
                                                                          -------------   -------------
                                                                          FOR THE YEAR       FOR THE
                                                                              ENDED       PERIOD ENDED
                                                                          DECEMBER 31,    DECEMBER 31,
                                                                              1996            1996*
                                                                          -------------   -------------
INVESTMENT INCOME
  Interest (Note 1).....................................................  $    187,721      $   1,188
  Dividends (Note 1)....................................................        67,395          1,354
                                                                          -------------   -------------
    Total Investment Income.............................................       255,116          2,542
                                                                          -------------   -------------
EXPENSES
  Investment Advisory Fee (Note 2)......................................       739,162          1,107
  Administrative Fee (Note 2)...........................................       147,832            221
  Distribution Plan Fees (Note 4).......................................       147,832            221
  Transfer Agent and Custodian Fee (Note 3).............................       123,286            785
  Registration Fees.....................................................        36,699         22,694
  Trustees' Fees (Note 2)...............................................        30,000             --
  Organizational Expense (Note 1).......................................        25,200             --
  Shareholder Reports and Notices.......................................        21,997             --
  Legal Fees............................................................        15,179         75,000
  Audit Fees............................................................         4,250             --
  Other Expenses........................................................        18,625             --
                                                                          -------------   -------------
    Total Expenses......................................................     1,310,062        100,028
    Less Expenses Reimbursed by Investment Adviser (Note 2).............      (127,403)       (98,258)
                                                                          -------------   -------------
      Net Expenses......................................................     1,182,659          1,770
                                                                          -------------   -------------
NET INVESTMENT INCOME (LOSS)............................................      (927,543)           772
                                                                          -------------   -------------
Net Realized Loss on Investment Transactions............................   (12,055,596)            --
Net Change in Unrealized Appreciation of Investments....................     9,828,401         35,444
                                                                          -------------   -------------
NET GAIN (LOSS) ON INVESTMENTS..........................................    (2,227,195)        35,444
                                                                          -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........  $ (3,154,738)     $  36,216
                                                                          -------------   -------------
                                                                          -------------   -------------

*FROM COMMENCEMENT OF OPERATIONS NOVEMBER 26, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           MID CAP
                                                                 AGGRESSIVE GROWTH          GROWTH
                                                                     PORTFOLIO            PORTFOLIO
                                                             --------------------------  ------------
                                                             FOR THE YEAR    FOR THE       FOR THE
                                                                ENDED      PERIOD ENDED  PERIOD ENDED
                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                 1996         1995*         1996**
                                                             ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss).............................   $ (927,543)   $       21    $      772
  Net Realized Loss on Investment Transactions.............  (12,055,596)           --            --
  Net Change in Unrealized Appreciation (Depreciation) of
    Investments............................................    9,828,401           (84)       35,444
                                                             ------------  ------------  ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations...........................................   (3,154,738)          (63)       36,216
                                                             ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income...............................           --            --          (772)
  From Net Realized Capital Gains..........................           --            --            --
                                                             ------------  ------------  ------------
    Total Distributions to Shareholders....................           --            --          (772)
                                                             ------------  ------------  ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares........................  172,216,916       200,000     1,614,544
  Reinvestment of Distributions............................           --            --           772
  Cost of Shares Redeemed..................................  (74,115,827)           --        (8,740)
                                                             ------------  ------------  ------------
    Net Increase in Net Assets Resulting from Share
      Transactions.........................................   98,101,089       200,000     1,606,576
                                                             ------------  ------------  ------------
    TOTAL INCREASE IN NET ASSETS...........................   94,946,351       199,937     1,642,020
NET ASSETS -- Beginning of Year............................      299,937       100,000            --
                                                             ------------  ------------  ------------
NET ASSETS -- End of Year..................................   $95,246,288   $  299,937    $1,642,020
                                                             ------------  ------------  ------------
                                                             ------------  ------------  ------------
SHARES
  Sold.....................................................   13,842,072        20,020       160,724
  Issued in Reinvestment of Distributions..................           --            --            75
  Redeemed.................................................   (6,098,372)           --          (851)
                                                             ------------  ------------  ------------
    Net Increase in Shares.................................    7,743,700        20,020       159,948
                                                             ------------  ------------  ------------
                                                             ------------  ------------  ------------

 *FROM COMMENCEMENT OF OPERATIONS DECEMBER 28, 1995.
**FROM COMMENCEMENT OF OPERATIONS NOVEMBER 26, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         AGGRESSIVE GROWTH              MID CAP GROWTH
                                                                             PORTFOLIO                    PORTFOLIO
                                                                  -------------------------------       --------------
                                                                    FOR THE            FOR THE             FOR THE
                                                                   YEAR ENDED        PERIOD ENDED        PERIOD ENDED
                                                                  DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                                      1996              1995*               1996**
                                                                  ------------       ------------       --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year......................          $9.99             $10.00              $10.00
                                                                  ------------       ------------          -------
  Income from Investment Operations:
    Net Investment Income (Loss)............................         (0.120)             0.002               0.005
    Net Realized and Unrealized Gains (Losses) on
      Securities............................................          2.380             (0.008)              0.270
                                                                  ------------       ------------          -------
      Total from Investment Operations......................          2.260             (0.006)              0.275
                                                                  ------------       ------------          -------
  Distributions to Shareholders:
    From Net Investment Income..............................             --                 --              (0.005)
    From Net Realized Capital Gains.........................             --                 --                  --
                                                                  ------------       ------------          -------
      Total Distributions to Shareholders...................             --                 --              (0.005)
                                                                  ------------       ------------          -------
  Net Increase (Decrease) in Net Asset Value................           2.26              (0.01)               0.27
                                                                  ------------       ------------          -------
  Net Asset Value -- End of Year............................         $12.25              $9.99              $10.27
                                                                  ------------       ------------          -------
                                                                  ------------       ------------          -------

TOTAL INVESTMENT RETURN.....................................          22.62%             (0.10)%(A)           2.75%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).....................           2.00%              2.00%(B)            2.00%(B)
  Expenses Before Reimbursement (Note 2)....................           2.22%             27.25%(B)          113.02%(B)
  Net Investment Income (Loss)..............................          (1.57)%             2.59%(B)            0.87%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................          169.0%                --                  --
  Net Assets at End of Year (000's omitted).................        $95,246               $300              $1,642
  Number of Shares Outstanding at End of Year (000's
    omitted)................................................          7,774                 30                 160
  Average Commission Rate Paid (C)..........................        $0.0389                                $0.0300

- --------------------------------------------------------
(A) Total returns for periods of less than one year are not annualized.
(B) Annualized.
(C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

* FROM COMMENCEMENT OF OPERATIONS DECEMBER 28, 1995
**FROM COMMENCEMENT OF OPERATIONS NOVEMBER 26, 1996

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

    The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load, non-diversified and diversified portfolios. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund presently consists of three separate portfolios each with its own investment objectives and policies. These financial statements report on two of the three portfolios: Aggressive Growth Portfolio, a non-diversified open-end management company portfolio, and Mid Cap Growth Portfolio, a diversified open-end management company portfolio. The Aggressive Small Cap Portfolio, has been inactive since November 26, 1996, the date of its commencement of operations. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually. Dividends are re-invested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

      (e) Organizational expenses of the Fund totaling $126,000 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 1996, unamortized organization costs were $100,590.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Investment advisory services are provided by Navellier Management, Inc. ("Adviser"). Under an agreement with the Adviser, each portfolio of the Fund pays a fee for such services at the annual rate of 1.25% of the daily net assets of the portfolio. The Adviser also receives an annual fee equal to 0.25% of the Fund's average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 1995, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expense incurred on behalf of the Fund. During the year ended

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------

December 31, 1996, the Adviser paid operating expenses of the Aggressive Growth Portfolio totaling $275,236. Under the operating expense agreement, the Adviser requested, and the Aggressive Growth Portfolio reimbursed, $147,833 of such expenses. The Adviser voluntarily agreed not to seek future reimbursement of $127,403 of such 1996 expenses. During the period November 26, 1996 (commencement of operations) to December 31, 1996, the Adviser voluntarily waived reimbursement for substantially all the operating expenses which were paid on behalf of the Mid Cap Growth Portfolio. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

    The Fund pays each of its Trustees not affiliated with the Adviser $7,500 annually. For the year ended December 31, 1996, Trustees' fees totaled $30,000.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of each portfolio for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

5. Securities Transactions

    For the year ended December 31, 1996, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                                                                       AGGRESSIVE      MID CAP
                                                                                         GROWTH        GROWTH
                                                                                        PORTFOLIO     PORTFOLIO
                                                                                      -------------  -----------
Purchases...........................................................................  $ 187,396,704  $ 1,339,676
                                                                                      -------------  -----------
Sales...............................................................................  $  92,784,752  $        --
                                                                                      -------------  -----------

DECEMBER 31, 1996                                THE NAVELLIER PERFORMANCE FUNDS
- ------------------------------------------------------------------

6. Net Unrealized Appreciation/Depreciation of Investments

    Unrealized appreciation (depreciation) as of December 31, 1996, based on the cost for Federal income tax purposes is as follows:

                                                                                        AGGRESSIVE     MID CAP
                                                                                          GROWTH       GROWTH
                                                                                        PORTFOLIO     PORTFOLIO
                                                                                       ------------  -----------
Gross Unrealized Appreciation........................................................  $ 13,557,766  $    51,729
Gross Unrealized Depreciation........................................................    (3,791,976)     (16,285)
                                                                                       ------------  -----------
Net Unrealized Appreciation..........................................................  $  9,765,790  $    35,444
                                                                                       ------------  -----------
                                                                                       ------------  -----------
Cost of Investments for Federal Income Tax Purposes..................................  $ 83,370,470  $ 1,586,627
                                                                                       ------------  -----------
                                                                                       ------------  -----------

7. Net Assets

    At December 31, 1996, net assets consisted of the following:

                                                                                       AGGRESSIVE      MID CAP
                                                                                         GROWTH        GROWTH
                                                                                        PORTFOLIO     PORTFOLIO
                                                                                      -------------  -----------
Paid-in-Capital.....................................................................  $  97,473,567  $ 1,606,576
Undistributed Net Investment Income.................................................             --           --
Accumulated Net Realized Loss on Investments........................................    (12,055,596)          --
Net Unrealized Appreciation of Investments..........................................      9,828,317       35,444
                                                                                      -------------  -----------
NET ASSETS..........................................................................  $  95,246,288  $ 1,642,020
                                                                                      -------------  -----------
                                                                                      -------------  -----------

8. Federal Income Tax

    Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of December 31, 1996, net investment losses were reclassified to paid-in-capital as follows:

                                                                                       AGGRESSIVE     MID CAP
                                                                                         GROWTH        GROWTH
                                                                                       PORTFOLIO     PORTFOLIO
                                                                                      ------------  ------------
Reduction of paid-in-capital........................................................  $    927,543            --

    At December 31, 1996, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                                                       AGGRESSIVE     MID CAP
                                                                                         GROWTH        GROWTH
EXPIRES DECEMBER 31,                                                                   PORTFOLIO     PORTFOLIO
- ------------------------------------------------------------------------------------  ------------  ------------
2004................................................................................  $ 11,993,069            --

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 of The Navellier Performance Funds:

We have audited the statements of assets and liabilities, including the portfolios of investments of the Aggressive Growth and the Mid Cap Portfolios (two of the portfolios) of The Navellier Performance Funds (the Fund) as of December 31, 1996, the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth and Mid Cap Portfolios of The Navellier Performance Funds at December 31, 1996, the results of their operations, the changes in their net assets, and financial highlights for the presented periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Washington, DC
January 31, 1997

                                                            [LOGO]

                                                           NAVELLIER
                                                       Performance Funds

                                                         ANNUAL REPORT
                                                       December 31, 1996

                                 Navellier Offices:

                             One East Liberty Third Floor
                                  Reno, Nevada 89501
                                  800-887-8671 P.S.T.

                              Custodian & Transfer Agent:

                             Rushmore Trust and Savings, FSB
                                   4922 Fairmont Avenue
                                    Bethesda, MD 20814
                                    800-532-2268 E.S.T.

                                           NAVELLIER
                                                   SERIES FUND
              ------------------------------------------------------------------
                                                  ANNUAL REPORT
                                                DECEMBER 31, 1996

                                                ANNUAL REPORT, December 31, 1996
                                                           NAVELLIER SERIES FUND
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                                   February 1997

Dear Shareholder:

For the year 1996, the Navellier Aggressive Small Cap Equity Portfolio ("the Fund") returned 15.44% (11.98% after the maximum load). This compares favorably to 14.76% for the Russell 2000*, 14.51% for the Lipper Small Company Index** and not so favorably to the Nasdaq Composite*** which returned 22.71% over the same period. The Fund's annualized return since public offering (April 1, 1994) is 26.21% (24.81% after the maximum load). The annualized returns for the Russell 2000 and the Nasdaq Composite over the same period were 14.30% and 22.22%, respectively. During the first six months of 1996, the Navellier Aggressive Small Cap Equity Portfolio gained 27.64% (23.79% after the maximum load), compared to a 12.63% gain for the Nasdaq Composite and a 9.70% gain for the Russell 2000. During the second half of 1996 the Fund lost 9.56% (12.27% after the maximum load), compared to a 8.95% positive return for the Nasdaq Composite and a 4.61% positive return for the Russell 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
DATE                                                       Small Cap Portfolio      NASDAQ Composite    Russell 2000
3/31/1994                                                              $10,000               $10,000         $10,000
4/30/1994                                                               $9,889                $9,871         $10,059
5/31/1994                                                               $9,667                $9,889          $9,929
6/30/1994                                                               $9,213                $9,496          $9,571
7/31/1994                                                               $9,384                $9,714          $9,721
8/31/1994                                                               $9,768               $10,298         $10,249
9/30/1994                                                              $10,030               $10,280         $10,202
10/31/1994                                                             $10,494               $10,458         $10,158
11/30/1994                                                             $10,555               $10,092          $9,729
12/31/1994                                                             $10,616               $10,114          $9,972
1/31/1995                                                              $10,484               $10,158          $9,832
2/28/1995                                                              $10,989               $10,676         $10,219
3/31/1995                                                              $11,372               $10,992         $10,387
4/30/1995                                                              $11,726               $11,352         $10,602
5/31/1995                                                              $12,089               $11,629         $10,764
6/30/1995                                                              $14,541               $12,555         $11,297
7/31/1995                                                              $15,409               $13,467         $11,938
8/31/1995                                                              $15,257               $13,721         $12,161
9/30/1995                                                              $14,884               $14,036         $12,363
10/31/1995                                                             $15,691               $13,936         $11,800
11/30/1995                                                             $16,034               $14,247         $12,291
12/31/1995                                                             $14,521               $14,152         $12,585
1/31/1996                                                              $15,188               $14,255         $12,562
2/29/1996                                                              $16,118               $14,796         $12,942
3/31/1996                                                              $18,248               $14,815         $13,175
4/30/1996                                                              $20,460               $16,013         $13,872
5/31/1996                                                              $21,257               $16,725         $14,413
6/30/1996                                                              $19,509               $15,939         $13,806
7/31/1996                                                              $17,938               $14,535         $12,587
8/31/1996                                                              $18,062               $15,354         $13,299
9/30/1996                                                              $19,923               $16,503         $13,797
10/31/1996                                                             $18,537               $16,430         $13,565
11/30/1996                                                             $18,662               $17,386         $14,105
12/31/1996                                                             $18,196               $17,365         $14,443

The above chart indicates the return of $10,000 invested in the NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO on April 1, 1994. As the chart shows by December 31, 1996, the value of the investment would have grown to $18,393, a 83.93% increase. For comparison purposes, look at how the NASDAQ Composite and the Russell 2000 performed over the same period. An investment of $10,000 in the NASDAQ Composite over the same period would have grown to $17,365, a 73.65% increase. Similarly an investment of $10,000 in the Russell 2000 over the same period would have grown to $14,443, a 44.43% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund generally lagged behind the overall stock market during the last six months of 1996 since primarily large capitalization stocks performed well during the second half of 1996. One of the startling statistics for 1996 was highlighted in an article in the January 13, 1997 issue of FORTUNE, which stated that the Nasdaq Composite, excluding the 100 largest stocks, was actually up less than 3% in 1996. In other words, 1996 was predominantly a large capitalization stock market rally, especially in the second half of the year. Virtually none of the largest 100 Nasdaq stocks were in the Navellier Aggressive Small Cap Equity Portfolio. Considering that the Nasdaq Composite was up less than 3% in 1996 when the 100 largest stocks are excluded, we are quite satisfied that the Fund had positive results in 1996.

The historical valuations of the stocks in the Navellier Aggressive Small Cap Equity Portfolio remain very cheap relative to the Dow Industrials and S&P 500. Wave after wave of money flowing into index funds has benefited the S&P 500 and moved it into the high range of its historical price/earnings ratio. At over 21 times current earnings, the S&P 500 is very expensive, especially since the most optimistic analysts call for only 14% to 15% earnings growth in fiscal 1997. The median P/E for stocks in the Navellier Aggressive Small Cap Equity Portfolio is
17.5 and they literally have much more earnings growth than the S&P 500. Looking forward, the average stock in the Fund should continue to have far greater earnings growth than the S&P 500 despite similar price/earnings ratios. When the current mania fueling index funds settles down and Wall Street starts rotating into stocks that represent outstanding fundamental values, my favorite stocks in the Fund should benefit tremendously. In my opinion, we are now on the verge of a "stock picking" environment, where predominantly stocks with outstanding fundamental characteristics, such as those in the Navellier Aggressive Small Cap Equity Portfolio, will benefit.

On the large scale, economists are having a hard time predicting economic growth because increasing productivity is hard to account for in their economic models. Most economists are predicting 2% to 3% economic growth in 1997, which would be a slowdown from the more than 4% growth experienced in the second half of 1996. However, these economists are not factoring in continuing productivity gains that have bolstered the U.S. economy, resulting in exceptionally high growth without inflation. The implicit price deflator is an inflation indicator without volatile food and energy prices. It is the most reliable indicator of inflation and is now at its lowest point in decades. The recent 0.3% drop in wholesale prices in January is further evidence that inflation is now deader than dead. The bond market has celebrated this positive inflation news and as of this writing, Treasury Bond yields are near the 6.5% level. The low inflation and low interest rate environment sets a very positive tone for the stock market for the next several months.

Long-term, the Navellier Aggressive Small Cap Equity Portfolio continues to perform quite well relative to other small capitalization growth funds. We are eagerly awaiting our three year Lipper and Morningstar Ratings and are confident that we will receive an outstanding long-term rating. To ensure our high performance standard, the Fund was closed to new investors on April 16, 1996. Existing shareholders and fee-based financial advisors can continue to purchase additional shares in the Fund. Existing shareholders will be receiving a proxy to convert the Navellier Aggressive Small Cap Equity Portfolio to a pure no-load fund. This conversion will allow us to cut management fees and save operating expenses. After conversion, existing shareholders will be able to purchase new shares with no load charged. We would appreciate it if you could mail back your proxy votes as soon as possible.

I want to personally thank all shareholders in the Navellier Aggressive Small Cap Equity Portfolio for selecting us to manage some of your assets. We feel very obligated to our shareholders and have already closed the Fund to ensure our high performance standard. Always feel free to contact us if you have any questions or we can help you in any way.

Sincerely,

         [SIG]

LOUIS G. NAVELLIER

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO PROSPECTUS.

  * THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX CONSISTING OF THE SMALLEST 2000 STOCKS IN THE RUSSELL 3000 INDEX. IT IS CONSIDERED REPRESENTATIVE OF THE SMALL CAP MARKET IN GENERAL. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR PURCHASE.

 ** THE LIPPER SMALL COMPANY INDEX IS AN UNMANAGED NET ASSET VALUE WEIGHTED
    INDEX OF 30 MUTUAL FUNDS THAT INVEST PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITILIZATIONS.

*** THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX CONSISTING OF APPROXIMATELY 5,500
    STOCKS. IT IS CONSIDERED REPRESENTATIVE OF THE STOCK MARKET AS A WHOLE. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR PURCHASE.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

- -------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)

- -------------------------------------------------------
COMMON STOCKS
AEROSPACE AND DEFENSE -- 0.66%
   40,000  Oregon Metallurgical Corp.*   $    1,290,000
                                         --------------
AIRLINES -- 1.33%
  174,200  Mesaba Holdings, Inc.*             2,591,225
                                         --------------
ALUMINUM/METALS -- 1.62%
   50,000  RMI Titanium Co.*                  1,406,250
   50,100  Reliance Steel and Aluminum
             Co.                              1,753,500
                                         --------------
                                              3,159,750
                                         --------------
BANKS -- 1.68%
   40,000  Andover Bancorp, Inc.              1,025,000
   50,000  City National Corp.                1,081,250
   40,000  RCSB Financial, Inc.               1,160,000
                                         --------------
                                              3,266,250
                                         --------------
BASIC MATERIALS -- 0.76%
   40,000  Lone Star Industries, Inc.         1,475,000
                                         --------------
COMPUTER HARDWARE -- 4.92%
   50,000  Centennial Technologies,
             Inc.*                            2,600,000
   35,000  ENCAD, Inc.*                       1,443,750
  200,000  Iomega Corp.*                      3,475,000
   75,000  Tech Data Corp.*                   2,053,125
                                         --------------
                                              9,571,875
                                         --------------
COMPUTER SOFTWARE -- 8.14%
   35,500  Acceler8 Tech Corp.*                 694,469
  140,000  Brooktrout Technology, Inc.*       3,920,000
   50,000  Legato Systems, Inc.*              1,631,250
  101,000  Rational Software Corp.*           3,995,813
   47,000  Remedy Corp.*                      2,526,250
   65,000  Viasoft, Inc.*                     3,071,250
                                         --------------
                                             15,839,032
                                         --------------
DIVERSIFIED TECHNOLOGY -- 5.24%
   60,000  Dyantech Corp.*                    2,655,000
   70,000  Engineered Support Systems,
             Inc.                             1,032,500
   42,000  Lindsay Manfacturing Co.           1,963,500
  125,200  Zoltek Companies, Inc.*            4,554,150
                                         --------------
                                             10,205,150
                                         --------------
- -------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
- -------------------------------------------------------
COMMON STOCKS (CONTINUED)
EDUCATION -- 3.42%
  159,525  Apollo Group, Inc.*           $    5,334,117
  100,000  Childrens Comprehensive
             Services*                        1,312,500
                                         --------------
                                              6,646,617
                                         --------------
ELECTRONICS -- 1.73%
   37,800  Kuhlman Corp.                        732,375
  248,000  Zytec*                             2,635,000
                                         --------------
                                              3,367,375
                                         --------------
ENERGY -- 0.55%
   40,000  Holly Corp.                        1,070,000
                                         --------------
FOOD -- 1.74%
   70,000  Fresh America Corp.*               1,155,000
   70,000  Riser Foods, Inc.                  2,222,500
                                         --------------
                                              3,377,500
                                         --------------
HEALTHCARE -- 0.76%
   50,000  SONUS Pharmaceuticals, Inc.*       1,487,500
                                         --------------
HEAVY MACHINERY/CONSTRUCTION -- 1.07%
   60,800  Gardner Denver Machinery*          2,082,400
                                         --------------
HOME FURNISHINGS -- 1.45%
   30,000  Ethan Allen Interiors, Inc.        1,155,000
   58,900  Stanley Furniture Company,
             Inc.*                            1,170,637
   50,000  Winsloew Furniture, Inc.*            487,500
                                         --------------
                                              2,813,137
                                         --------------
HOME CONSTRUCTION -- 0.58%
   40,000  Palm Harbor Homes, Inc.*           1,120,000
                                         --------------
INSURANCE -- 0.63%
   20,000  Orion Capital Corp.                1,222,500
                                         --------------
INDUSTRIAL AND COMMERCIAL
SERVICES -- 3.61%
   44,200  Amerco, Inc.*                      1,547,000
   40,000  DT Industries, Inc.                1,400,000
   75,000  Mail Well, Inc.*                   1,228,125
  122,000  Shaw Group, Inc.*                  2,851,750
                                         --------------
                                              7,026,875
                                         --------------

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

- -------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
- -------------------------------------------------------
COMMON STOCKS (CONTINUED)
MANUFACTURED HOUSING -- 1.46%
  100,000  Coachmen Industries, Inc.     $    2,837,500
                                         --------------
NATURAL GAS -- 1.16%
  100,000  NUI Corp.                          2,262,500
                                         --------------
NONCLASSIFIABLE ESTABLISHMENT -- 1.17%
   65,000  Oppenheimer Capital LP             2,275,000
                                         --------------
OIL -- 4.10%
   84,400  Cliffs Drilling Co.*               5,338,300
  100,000  Comstock Resources, Inc.*          1,300,000
   45,200  Swift Energy Co.*                  1,350,350
                                         --------------
                                              7,988,650
                                         --------------
OIL & GAS EXPLORATION -- 7.64%
   50,000  American Oilfield Divers,
             Inc.*                              593,750
   20,000  Cooper Cameron Corp.*              1,530,000
   30,000  Flores & Rucks, Inc.*              1,597,500
  135,000  Marine Drilling Companies,
             Inc.*                            2,657,812
  100,000  Plains Resources, Inc.*            1,562,500
  110,000  Seacor Holdings, Inc.*             6,930,000
                                         --------------
                                             14,871,562
                                         --------------
PHARMACEUTICALS -- 7.23%
   50,400  Cardinal Health, Inc.              2,935,800
  100,000  Herbalife International,
             Inc.                             3,262,500
  124,875  Jones Medical Industries,
             Inc.                             4,573,547
   75,000  Medicis Pharmaceutical
             Corp.*                           3,300,000
                                         --------------
                                             14,071,847
                                         --------------
REAL ESTATE -- 0.86%
   68,000  Fairfield Communities, Inc.*       1,683,000
                                         --------------
RETAILERS -- 13.24%
  100,000  American Eagle Outfitters,
             Inc.*                              787,500
  292,500  Claires Stores, Inc.               3,802,500
  140,000  Eagle Hardware and Garden,
             Inc.*                            2,905,000
  100,000  Equity Marketing, Inc.*            1,850,000

- -------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
- -------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAILERS (CONTINUED)
  100,000  Finish Line, Inc.*            $    2,112,500
  100,000  Funco, Inc.*                         837,500
   60,000  Pacific Sunwear of
             California*                      1,545,000
  164,500  Paul Harris Stores, Inc.*          2,919,875
   93,000  Ross Stores, Inc.                  4,650,000
  104,000  Wet Seal, Inc.*                    2,223,000
  100,000  Tuesday Morning Corp.*             2,137,500
                                         --------------
                                             25,770,375
                                         --------------
SAVINGS AND LOANS -- 3.37%
  312,000  Imperial Credit Indusries,
             Inc.*                            6,552,000
                                         --------------
SEMICONDUCTORS AND RELATED -- 1.56%
  100,000  Chips and Technologies,
             Inc.*                            1,825,000
   25,000  Radisys Corp.*                     1,218,750
                                         --------------
                                              3,043,750
                                         --------------
STEEL -- 1.12%
   85,900  Olympic Steel, Inc.*               2,179,713
                                         --------------
TECHNICAL SERVICES -- 0.52%
   27,400  SBS Technologies, Inc.*            1,013,800
                                         --------------
TELECOMMUNICATIONS -- 4.20%
  120,600  ATC Communications, Inc.*          1,597,950
  216,000  Pairgain Technologies, Inc.*       6,574,500
                                         --------------
                                              8,172,450
                                         --------------
TEMPORARY STAFFING -- 4.56%
  152,500  AccuStaff, Inc.*                   3,221,562
  276,000  Employee Solutions, Inc.*          5,658,000
                                         --------------
                                              8,879,562
                                         --------------
VEHICLE PARTS AND EQUIPMENT -- 0.57%
   44,500  Arvin Industries, Inc.             1,101,375
                                         --------------
VITAMINS/HEALTH FOODS -- 1.40%
  100,000  Rexall Sundown, Inc.*              2,718,750
                                         --------------
TOTAL COMMON STOCKS -- 94.05%
 (COST $146,155,936)                        183,034,020
                                         --------------

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

- -------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
- -------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.95%
  With PaineWebber at 6.00%, dated
  12/31/96, due 1/2/97, collateralized
  by U.S. Treasury Bills, due 5/1/97
  (Cost $11,578,000)                     $   11,578,000
                                         --------------
TOTAL INVESTMENTS -- 100.00%
 (COST $157,733,936)                     $  194,612,020
                                         --------------
                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

ASSETS
  Securities at Value (Note 1, see portfolio for cost information)......................  $194,612,020
  Cash in Custodian Bank................................................................        18,324
  Receivable for Securities Sold........................................................       748,475
  Receivable for Shares Sold............................................................       157,806
  Dividends Receivable..................................................................        26,370
  Interest Receivable...................................................................         1,930
  Unamortized Organizational Costs (Note 1).............................................        18,118
                                                                                          ------------
    Total Assets........................................................................   195,583,043
                                                                                          ------------
LIABILITIES
  Payable for Securities Purchased......................................................     4,444,194
  Payable for Shares Redeemed...........................................................       738,267
  Investment Advisory Fee Payable (Note 2)..............................................       204,806
  Other Payables and Accrued Expenses...................................................        82,115
  Administrative Fee Payable (Note 2)...................................................        40,961
  Commissions Payable...................................................................        20,069
  Organizational Expenses Payable to Adviser (Note 1)...................................        18,118
                                                                                          ------------
    Total Liabilities...................................................................     5,548,530
                                                                                          ------------

NET ASSETS..............................................................................  $190,034,513
                                                                                          ------------
                                                                                          ------------
SHARES OUTSTANDING......................................................................    10,683,004
                                                                                          ------------
                                                                                          ------------
NET ASSET VALUE PER SHARE...............................................................        $17.79
                                                                                                ------
                                                                                                ------
MAXIMUM OFFERING PRICE PER SHARE (100/97.00 of $17.79)..................................        $18.34
                                                                                                ------
                                                                                                ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED
DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
STATEMENT OF OPERATIONS

INVESTMENT INCOME
  Interest (Note 1)......................................................................  $   603,796
  Dividends (Note 1).....................................................................      171,544
                                                                                           -----------
    Total Investment Income..............................................................      775,340
                                                                                           -----------
EXPENSES
  Investment Advisory Fee (Note 2).......................................................    2,323,690
  Administrative Fee (Note 2)............................................................      464,738
  Transfer Agent and Custodian Fee (Note 3)..............................................      330,390
  Registration Fees......................................................................      108,309
  Shareholder Reports and Notices........................................................       62,983
  Legal Fees.............................................................................       60,915
  Trustees' Fees and Expenses (Note 2)...................................................       51,381
  Audit Fees.............................................................................       19,600
  Organizational Expense (Note 1)........................................................        8,053
  Other Expenses.........................................................................       18,743
                                                                                           -----------
    Total Expenses.......................................................................    3,448,802
    Less Expenses Reimbursed by Investment Adviser (Note 2)..............................     (195,636)
                                                                                           -----------
      Net Expenses.......................................................................    3,253,166
                                                                                           -----------
NET INVESTMENT LOSS......................................................................   (2,477,826)
                                                                                           -----------
Net Realized Gain on Investment Transactions.............................................      463,797
Net Change in Unrealized Appreciation of Investments.....................................   18,466,247
                                                                                           -----------
NET GAIN ON INVESTMENTS..................................................................   18,930,044
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................  $16,452,218
                                                                                           -----------
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          ---------------------------
                                                                              1996           1995
                                                                          -------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...................................................  $  (2,477,826) $   (610,524)
  Net Realized Gain on Investment Transactions..........................        463,797     1,524,157
  Net Change in Unrealized Appreciation of Investments..................     18,466,247    15,989,475
                                                                          -------------  ------------
    Net Increase in Net Assets Resulting from Operations................     16,452,218    16,903,108
                                                                          -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income............................................             --            --
  From Net Realized Capital Gains.......................................             --    (2,499,314)
                                                                          -------------  ------------
    Total Distributions to Shareholders.................................             --    (2,499,314)
                                                                          -------------  ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....................................    286,125,562   130,265,618
  Reinvestment of Distributions.........................................             --     2,355,336
  Cost of Shares Redeemed...............................................   (217,842,421)  (59,949,289)
                                                                          -------------  ------------
    Net Increase in Net Assets Resulting from Share Transactions........     68,283,141    72,671,665
                                                                          -------------  ------------
    TOTAL INCREASE IN NET ASSETS........................................     84,735,359    87,075,459
NET ASSETS -- Beginning of Year.........................................    105,299,154    18,223,695
                                                                          -------------  ------------
NET ASSETS -- End of Year...............................................  $ 190,034,513  $105,299,154
                                                                          -------------  ------------
                                                                          -------------  ------------

SHARES
  Sold..................................................................     16,325,181     9,128,613
  Issued in Reinvestment of Distributions...............................             --       152,845
  Redeemed..............................................................    (12,473,362)   (4,110,315)
                                                                          -------------  ------------
    Net Increase in Shares..............................................      3,851,819     5,171,143
                                                                          -------------  ------------
                                                                          -------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEAR ENDED      FOR THE
                                                                      DECEMBER 31,      PERIOD ENDED
                                                                  --------------------  DECEMBER 31,
                                                                    1996       1995         1994*
                                                                  ---------  ---------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year............................  $   15.41  $   10.98    $   10.00
                                                                  ---------  ---------  -------------
Income from Investment Operations:
  Net Investment Loss...........................................      (0.23)     (0.16)       (0.08)
  Net Realized and Unrealized Gains on Securities...............       2.61       4.97         1.06
                                                                  ---------  ---------  -------------
    Total from Investment Operations............................       2.38       4.81         0.98
                                                                  ---------  ---------  -------------
Distributions to Shareholders:
  From Net Investment Income....................................         --         --           --
  From Net Realized Capital Gains...............................         --      (0.38)          --
                                                                  ---------  ---------  -------------
    Total Distributions to Shareholders.........................         --      (0.38)          --
                                                                  ---------  ---------  -------------
Net Increase in Net Asset Value.................................       2.38       4.43         0.98
                                                                  ---------  ---------  -------------
Net Asset Value -- End of Year..................................  $   17.79  $   15.41    $   10.98
                                                                  ---------  ---------  -------------
                                                                  ---------  ---------  -------------

TOTAL INVESTMENT RETURN(A)......................................      15.44%     43.80%        9.80%

RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...........................       1.75%      1.75%        1.68%(B)
Expenses Before Reimbursement (Note 2)..........................       1.86%      2.10%        4.52%(B)
Net Investment Loss.............................................      (1.33)%     (1.15)%       (0.81  )%(B)

SUPPLEMENTARY DATA:
Portfolio Turnover Rate.........................................      136.9%     169.6%       139.9%
Net Assets at End of Year (000's omitted).......................   $190,035   $105,299      $18,224
Number of Shares Outstanding at End of Year (000's omitted).....     10,683      6,831        1,660
Average Commission Rate Paid(C).................................    $0.0424
- ----------------

   (A) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.
   (B) Annualized.
   (C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

   *FROM COMMENCEMENT OF OPERATIONS JANUARY 3, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

    Navellier Series Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund consists of one portfolio, Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"). Shares of the Fund are purchased at the public offering price which includes a maximum sales charge of up to 3.00% depending on the size of the purchase. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Board of Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

      (e) Organizational expenses of the Fund totaling $143,294 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 1996, unamortized organization costs were $18,118.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc., (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.25% of the daily net assets for the Navellier Aggressive Small Cap Equity Portfolio. The Adviser also receives a 0.25% annual fee in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 1995, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. During the year ended December 31, 1996, the Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
- ------------------------------------------------------------------

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Funds shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

    For the year ended December 31, 1996, the Fund was advised that the Distributor received $924,050 from sales loads earned on sales of the Fund's capital stock.

    The Fund pays each of its Trustees not affiliated with the Adviser a fee of $10,000 annually plus specific amounts for attended board and committee meetings. When the Fund exceeds $200,000,000 in total net assets, then the Trustees' fee is raised to $20,000 annually. For the year ended December 31, 1996 Trustees' fees and expenses totaled $51,381.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB, ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Securities Transactions

    For the year ended December 31, 1996, purchases of securities were $302,971,553 and sales of securities were $236,741,968. These totals exclude short-term securities.

5. Net Unrealized Appreciation/Depreciation of Investments

    As of December 31, 1996, net appreciation of investments for Federal income tax purposes was $36,878,084 of which $44,036,260 related to appreciated investments and $7,158,176 related to depreciated investments. At December 31, 1996, the cost of the Fund's securities for Federal income tax purposes was $157,733,936.

6. Net Assets

    At December 31, 1996, net assets consisted of the following:

Paid-in-Capital.......................................................................  $155,066,631
Undistributed Net Investment Income...................................................            --
Accumulated Net Realized Loss on Investments..........................................    (1,910,202)
Net Unrealized Appreciation on Investments............................................    36,878,084
                                                                                        ------------
NET ASSETS............................................................................  $190,034,513
                                                                                        ------------
                                                                                        ------------

7. Federal Income Tax

    No provision is made for Federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

    Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of December 31, 1996, net investment losses of $2,477,826 were reclassified to paid-in-capital.

    At December 31, 1996, for Federal income tax purposes, the Fund had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

EXPIRES DECEMBER 31,
- -------------------------------------------------------------------------------------------------
2004.............................................................................................  $   1,910,202
                                                                                                   -------------
                                                                                                   -------------

- ------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 of the Navellier Series Fund:

We have audited the statement of assets and liabilities, of the Navellier Aggressive Small Cap Equity Portfolio of the Navellier Series Fund (the Fund) as of December 31, 1996, the related statement of operations for the year then ended and of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the two years in the period ended December 31, 1996 and the period ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Navellier Small Cap Equity Portfolio of the Navellier Series Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the presented periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Washington, DC
January 31, 1997

                                                            [LOGO]

                                                           NAVELLIER
                                                          Series Fund

                                                         ANNUAL REPORT
                                                       December 31, 1996

                                 Navellier Offices:

                             One East Liberty Third Floor
                                  Reno, Nevada 89501
                                  800-887-8671 P.S.T.

                              Custodian & Transfer Agent:

                             Rushmore Trust and Savings, FSB
                                   4922 Fairmont Avenue
                                    Bethesda, MD 20814
                                    800-622-1386 E.S.T.

NAVELLIER PERFORMANCE AGGRESSIVE SMALL CAP PORTFOLIO
AND
NAVELLIER SERIES AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996


                                                         SHARES                                        VALUE
                                        ------------------------------------------   -----------------------------------------
                                                        Navellier                                    Navellier
                                         Navellier       Series                       Navellier       Series
                                        Performance    Aggressive      Pro Forma     Performance    Aggressive      Pro Forma
                                        Aggressive      Small Cap      Combined      Aggressive      Small Cap      Combined
                                         Small Cap       Equity                       Small Cap       Equity
                                         Portfolio      Portfolio                     Portfolio      Portfolio
                                        (unaudited)     (audited)     (unaudited)    (unaudited)     (audited)     (unaudited)
                                        -----------    ----------     -----------    -----------   ------------   ------------

COMMON STOCKS
AEROSPACE AND DEFENSE - 0.66%
   Oregon Metallurgical Corp.*                   -         40,000         40,000     $        -   $  1,290,000   $  1,290,000
                                                                                     ----------------------------------------

AIRLINES - 1.33%
   Mesaba Holdings, Inc.*                        -        174,200        174,200              -      2,591,225      2,591,225
                                                                                     ----------------------------------------

ALUMINUM/METALS - 1.62%
   RMI Titanium Co.*                             -         50,000         50,000              -      1,406,250      1,406,250
   Reliance Steel and Aluminum Co.               -         50,100         50,100              -      1,753,500      1,753,500
                                                                                     ----------------------------------------
                                                                                              -      3,159,750      3,159,750
                                                                                     ----------------------------------------
BANKS - 1.68%
   Andover Bancorp, Inc.                         -         40,000         40,000              -      1,025,000      1,025,000
   City National Corp.                           -         50,000         50,000              -      1,081,250      1,081,250
   RCSB Financial, Inc.                          -         40,000         40,000              -      1,160,000      1,160,000
                                                                                     ----------------------------------------
                                                                                              -      3,266,250      3,266,250
                                                                                     ----------------------------------------
BASIC MATERIALS - 0.76%
   Lone Star Industries, Inc.                    -         40,000         40,000              -      1,475,000      1,475,000
                                                                                     ----------------------------------------

COMPUTER HARDWARE - 4.92%
   Centennial Technologies, Inc.*                -         50,000         50,000              -      2,600,000      2,600,000
   ENCAD, Inc.*                                  -         35,000         35,000              -      1,443,750      1,443,750
   Iomega Corp.*                                 -        200,000        200,000              -      3,475,000      3,475,000
   Tech Data Corp.*                              -         75,000         75,000              -      2,053,125      2,053,125
                                                                                     ----------------------------------------
                                                                                              -      9,571,875      9,571,875
                                                                                     ----------------------------------------
COMPUTER SOFTWARE - 8.14%
   Acceler8 Tech Corp.*                          -         35,500         35,500              -        694,469        694,469
   Brooktrout Technology, Inc.*                  -        140,000        140,000              -      3,920,000      3,920,000
   Legato Systems, Inc.*                         -         50,000         50,000              -      1,631,250      1,631,250
   Rational Software Corp.*                      -        101,000        101,000              -      3,995,813      3,995,813
   Remedy Corp.*                                 -         47,000         47,000              -      2,526,250      2,526,250
   Viasoft, Inc.*                                -         65,000         65,000              -      3,071,250      3,071,250
                                                                                     ----------------------------------------
                                                                                              -     15,839,032     15,839,032
                                                                                     ----------------------------------------
DIVERSIFIED TECHNOLOGY - 5.24%
   Dyantech Corp.*                               -         60,000         60,000              -      2,655,000      2,655,000
   Engineered Support Systems, Inc.              -         70,000         70,000              -      1,032,500      1,032,500
   Lindsay Manfacturing Co.                      -         42,000         42,000              -      1,963,500      1,963,500
   Zoltek Companies, Inc.*                       -        125,200        125,200              -      4,554,150      4,554,150
                                                                                     ----------------------------------------
                                                                                              -     10,205,150     10,205,150
                                                                                     ----------------------------------------
EDUCATION - 3.42%
   Apollo Group, Inc.*                           -        159,525        159,525              -      5,334,117      5,334,117
   Childrens Comprehensive Services*             -        100,000        100,000              -      1,312,500      1,312,500
                                                                                     ----------------------------------------
                                                                                              -      6,646,617      6,646,617
                                                                                     ----------------------------------------
ELECTRONICS - 1.73%
   Kuhlman Corp.                                 -         37,800         37,800              -        732,375        732,375
   Zytec*                                        -        248,000        248,000              -      2,635,000      2,635,000
                                                                                     ----------------------------------------
                                                                                              -      3,367,375      3,367,375
                                                                                     ----------------------------------------

NAVELLIER PERFORMANCE AGGRESSIVE SMALL CAP PORTFOLIO
AND
NAVELLIER SERIES AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996


                                                         SHARES                                        VALUE
                                        ------------------------------------------   -----------------------------------------
                                                        Navellier                                    Navellier
                                         Navellier       Series                       Navellier       Series
                                        Performance    Aggressive      Pro Forma     Performance    Aggressive      Pro Forma
                                        Aggressive      Small Cap      Combined      Aggressive      Small Cap      Combined
                                         Small Cap       Equity                       Small Cap       Equity
                                         Portfolio      Portfolio                     Portfolio      Portfolio
                                        (unaudited)     (audited)     (unaudited)    (unaudited)     (audited)     (unaudited)
                                        -----------    ----------     -----------    -----------   ------------   ------------

ENERGY - 0.55%
   Holly Corp.                                   -         40,000         40,000              -      1,070,000      1,070,000
                                                                                     ----------------------------------------

FOOD - 1.74%
   Fresh America Corp.*                          -         70,000         70,000              -      1,155,000      1,155,000
   Riser Foods, Inc.                             -         70,000         70,000              -      2,222,500      2,222,500
                                                                                     ----------------------------------------
                                                                                              -      3,377,500      3,377,500
                                                                                     ----------------------------------------
HEALTHCARE - 0.76%
   SONUS Pharmaceuticals, Inc.*                  -         50,000         50,000              -      1,487,500      1,487,500
                                                                                     ----------------------------------------

HEAVY MACHINERY/CONSTRUCTION - 1.07%
   Gardner Denver Machinery*                     -         60,800         60,800              -      2,082,400      2,082,400
                                                                                     ----------------------------------------

HOME FURNISHINGS - 1.45%
   Ethan Allen Interiors, Inc.                   -         30,000         30,000              -      1,155,000      1,155,000
   Stanley Furniture Company, Inc.*              -         58,900         58,900              -      1,170,637      1,170,637
   Winsloew Furniture, Inc.*                     -         50,000         50,000              -        487,500        487,500
                                                                                     ----------------------------------------
                                                                                              -      2,813,137      2,813,137
                                                                                     ----------------------------------------
HOME CONSTRUCTION - 0.58%
   Palm Harbor Homes, Inc.*                      -         40,000         40,000              -      1,120,000      1,120,000
                                                                                     ----------------------------------------

INSURANCE - 0.63%
   Orion Capital Corp.                           -         20,000         20,000              -      1,222,500      1,222,500
                                                                                     ----------------------------------------

INDUSTRIAL AND COMMERCIAL SERVICES - 3.61%
   Amerco, Inc.*                                 -         44,200         44,200              -      1,547,000      1,547,000
   DT Industries, Inc.                           -         40,000         40,000              -      1,400,000      1,400,000
   Mail Well, Inc.*                              -         75,000         75,000              -      1,228,125      1,228,125
   Shaw Group, Inc.*                             -        122,000        122,000              -      2,851,750      2,851,750
                                                                                     ----------------------------------------
                                                                                              -      7,026,875      7,026,875
                                                                                     ----------------------------------------
MANUFACTURED HOUSING - 1.46%
   Coachmen Industries, Inc.                     -        100,000        100,000              -      2,837,500      2,837,500
                                                                                     ----------------------------------------

NATURAL GAS - 1.16%
   NUI Corp.                                     -        100,000        100,000              -      2,262,500      2,262,500
                                                                                     ----------------------------------------

NONCLASSIFIABLE ESTABLISHMENT - 1.17%
   Oppenheimer Capital LP                        -         65,000         65,000              -      2,275,000      2,275,000
                                                                                     ----------------------------------------

OIL - 4.10%
   Cliffs Drilling Co.*                          -         84,400         84,400              -      5,338,300      5,338,300
   Comstock Resources, Inc.*                     -        100,000        100,000              -      1,300,000      1,300,000
   Swift Energy Co.*                             -         45,200         45,200              -      1,350,350      1,350,350
                                                                                     ----------------------------------------
                                                                                              -      7,988,650      7,988,650
                                                                                     ----------------------------------------
OIL & GAS EXPLORATION - 7.64%
   American Oilfield Divers, Inc.*               -         50,000         50,000              -        593,750        593,750
   Cooper Cameron Corp.*                         -         20,000         20,000              -      1,530,000      1,530,000
   Flores & Rucks, Inc.*                         -         30,000         30,000              -      1,597,500      1,597,500

NAVELLIER PERFORMANCE AGGRESSIVE SMALL CAP PORTFOLIO
AND
NAVELLIER SERIES AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996


                                                         SHARES                                        VALUE
                                        ------------------------------------------   -----------------------------------------
                                                        Navellier                                    Navellier
                                         Navellier       Series                       Navellier       Series
                                        Performance    Aggressive      Pro Forma     Performance    Aggressive      Pro Forma
                                        Aggressive      Small Cap      Combined      Aggressive      Small Cap      Combined
                                         Small Cap       Equity                       Small Cap       Equity
                                         Portfolio      Portfolio                     Portfolio      Portfolio
                                        (unaudited)     (audited)     (unaudited)    (unaudited)     (audited)     (unaudited)
                                        -----------    ----------     -----------    -----------   ------------   ------------

   Marine Drilling Companies, Inc.*              -        135,000        135,000              -      2,657,812      2,657,812
   Plains Resources, Inc.*                       -        100,000        100,000              -      1,562,500      1,562,500
   Seacor Holdings, Inc.*                        -        110,000        110,000              -      6,930,000      6,930,000
                                                                                     ----------------------------------------
                                                                                              -     14,871,562     14,871,562
                                                                                     ----------------------------------------
PHARMACEUTICALS - 7.23%
   Cardinal Health, Inc.                         -         50,400         50,400              -      2,935,800      2,935,800
   Herbalife International, Inc.                 -        100,000        100,000              -      3,262,500      3,262,500
   Jones Medical Industries, Inc.                -        124,875        124,875              -      4,573,547      4,573,547
   Medicis Pharmaceutical Corp.*                 -         75,000         75,000              -      3,300,000      3,300,000
                                                                                     ----------------------------------------
                                                                                              -     14,071,847     14,071,847
                                                                                     ----------------------------------------
REAL ESTATE  - 0.86%
   Fairfield Communities, Inc.*                  -         68,000         68,000              -      1,683,000      1,683,000
                                                                                     ----------------------------------------

RETAILERS - 13.24%
   American Eagle Outfitters, Inc.*              -        100,000        100,000              -        787,500        787,500
   Claires Stores, Inc.                          -        292,500        292,500              -      3,802,500      3,802,500
   Eagle Hardware and Garden, Inc.*              -        140,000        140,000              -      2,905,000      2,905,000
   Equity Marketing, Inc.*                       -        100,000        100,000              -      1,850,000      1,850,000
   Finish Line, Inc.*                            -        100,000        100,000              -      2,112,500      2,112,500
   Funco, Inc.*                                  -        100,000        100,000              -        837,500        837,500
   Pacific Sunwear of California*                -         60,000         60,000              -      1,545,000      1,545,000
   Paul Harris Stores, Inc.*                     -        164,500        164,500              -      2,919,875      2,919,875
   Ross Stores, Inc.                             -         93,000         93,000              -      4,650,000      4,650,000
   Wet Seal, Inc.*                               -        104,000        104,000              -      2,223,000      2,223,000
   Tuesday Morning Corp.*                        -        100,000        100,000              -      2,137,500      2,137,500
                                                                                     ----------------------------------------
                                                                                              -     25,770,375     25,770,375
                                                                                     ----------------------------------------
SAVINGS AND LOANS - 3.37%
   Imperial Credit Indusries, Inc.*              -        312,000        312,000              -      6,552,000      6,552,000
                                                                                     ----------------------------------------

SEMICONDUCTORS AND RELATED - 1.56%
   Chips and Technologies, Inc.*                 -        100,000        100,000              -      1,825,000      1,825,000
   Radisys Corp.*                                -         25,000         25,000              -      1,218,750      1,218,750
                                                                                     ----------------------------------------
                                                                                              -      3,043,750      3,043,750
                                                                                     ----------------------------------------
STEEL - 1.12%
   Olympic Steel, Inc.*                          -         85,900         85,900              -      2,179,713      2,179,713
                                                                                     ----------------------------------------

TECHNICAL SERVICES - 0.52%
   SBS Technologies, Inc.*                       -         27,400         27,400              -      1,013,800      1,013,800
                                                                                     ----------------------------------------

TELECOMMUNICATIONS - 4.20%
   ATC Communications, Inc.*                     -        120,600        120,600              -      1,597,950      1,597,950
   Pairgain Technologies, Inc.*                  -        216,000        216,000              -      6,574,500      6,574,500
                                                                                     ----------------------------------------
                                                                                              -      8,172,450      8,172,450
                                                                                     ----------------------------------------
TEMPORARY STAFFING - 4.56%
   AccuStaff, Inc.*                              -        152,500        152,500              -      3,221,562      3,221,562
   Employee Solutions, Inc.*                     -        276,000        276,000              -      5,658,000      5,658,000
                                                                                     ----------------------------------------
                                                                                              -      8,879,562      8,879,562
                                                                                     ----------------------------------------

NAVELLIER PERFORMANCE AGGRESSIVE SMALL CAP PORTFOLIO
AND
NAVELLIER SERIES AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996


                                                         SHARES                                        VALUE
                                        ------------------------------------------   -----------------------------------------
                                                        Navellier                                    Navellier
                                         Navellier       Series                       Navellier       Series
                                        Performance    Aggressive      Pro Forma     Performance    Aggressive      Pro Forma
                                        Aggressive      Small Cap      Combined      Aggressive      Small Cap      Combined
                                         Small Cap       Equity                       Small Cap       Equity
                                         Portfolio      Portfolio                     Portfolio      Portfolio
                                        (unaudited)     (audited)     (unaudited)    (unaudited)     (audited)     (unaudited)
                                        -----------    ----------     -----------    -----------   ------------   ------------

VEHICLE PARTS AND EQUIPMENT - 0.57%
   Arvin Industries, Inc.                        -         44,500         44,500              -      1,101,375      1,101,375
                                                                                     ----------------------------------------

VITAMINS/HEALTH FOODS - 1.40%
   Rexall Sundown, Inc.*                         -        100,000        100,000              -      2,718,750      2,718,750
                                                                                     ----------------------------------------

TOTAL COMMON STOCKS - 94.05%
    (COST $146,155,936)                                                                            183,034,020    183,034,020
                                                                                                  ---------------------------
REPURCHASE AGREEMENTS - 5.95%
   With PaineWebber at 6.00%, dated 12/31/96,
   due 1/2/97, collateralized by U.S. Treasury
   Bills, due 5/1/97 (Cost $11,578,000 )                                                            11,578,000     11,578,000
                                                                                                  ---------------------------

TOTAL INVESTMENTS - MARKET - 100%                                                                 $194,612,020   $194,612,020
                                                                                                  ---------------------------
                                                                                                  ---------------------------

TOTAL INVESTMENTS - COST                                                                          $157,733,936   $157,733,936
                                                                                                  ---------------------------
                                                                                                  ---------------------------




*  NON-INCOME PRODUCING.
SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

PRO FORMA COMBINED
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996



                                                        NAVELLIER
                                                        NAVELLIER            SERIES
                                                       PERFORMANCE         AGGRESSIVE
                                                       AGGRESSIVE           SMALL CAP
                                                        SMALL CAP            EQUITY             PRO FORMA           PRO FORMA
                                                        PORTFOLIO           PORTFOLIO          ADJUSTMENTS          COMBINED
                                                       (UNAUDITED)          (AUDITED)          (UNAUDITED)         (UNAUDITED)
                                                       -----------         ----------          -----------         -----------

ASSETS
   Securities at Value (Cost $0 and $157,733,936)      $        -        $194,612,020          $        -        $194,612,020
   Cash in Custodian Bank                                       -              18,324                   -              18,324
   Receivable for Securities Sold                               -             748,475                   -             748,475
   Receivable for Shares Sold                                   -             157,806                   -             157,806
   Dividends Receivable                                         -              26,370                   -              26,370
   Interest Receivable                                          -               1,930                   -               1,930
   Unamortized Organizational Costs                             -              18,118             (18,118)                  -
                                                       ----------        ------------          ----------        ------------
          Total Assets                                          -         195,583,043             (18,118)        195,564,925
                                                       ----------        ------------          ----------        ------------

LIABILITIES
   Payable for Securities Purchased                             -           4,444,194                   -           4,444,194
   Payable for Shares Redeemed                                  -             738,267                   -             738,267
   Investment Advisory Fee Payable                              -             204,806                   -             204,806
   Commissions Payable                                          -              20,069                   -              20,069
   Administrative Fee Payable                                   -              40,961                   -              40,961
   Other Payables and Accrued Expenses                          -              82,115                   -              82,115
   Organizational Expenses Payable to Adviser                   -              18,118             (18,118)                  -
                                                       ----------        ------------          ----------        ------------
          Total Liabilities                                     -           5,548,530             (18,118)          5,530,412
                                                       ----------        ------------          ----------        ------------

NET ASSETS                                             $        -        $190,034,513          $        -        $190,034,513
                                                       ----------        ------------          ----------        ------------
                                                       ----------        ------------          ----------        ------------


NET ASSETS CONSIST OF:
   Capital Paid in on Shares of
   Common Stock                                        $        -        $155,066,631          $        -        $155,066,631
   Net Investment Loss                                          -                   -                   -                   -
   Accumulated Net Realized (Loss) on Investments               -          (1,910,202)                  -          (1,910,202)
   Net Unrealized Appreciation on Investments                   -          36,878,084                   -          36,878,084
                                                       ----------        ------------          ----------        ------------
          Total                                        $        -        $190,034,513          $        -        $190,034,513
                                                       ----------        ------------          ----------        ------------
                                                       ----------        ------------          ----------        ------------

SHARES OUTSTANDING                                              -          10,683,004                   0          10,683,004
                                                       ----------        ------------          ----------        ------------
                                                       ----------        ------------          ----------        ------------

NET ASSET VALUE PER SHARE                                       -              $17.79                   -              $17.79
                                                       ----------        ------------          ----------        ------------
                                                       ----------        ------------          ----------        ------------

MAXIMUM OFFERING PRICE PER SHARE                                -              $18.34                   -              $17.79
                                                       ----------        ------------          ----------        ------------
                                                       ----------        ------------          ----------        ------------



SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

PRO FORMA COMBINED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                        NAVELLIER
                                                        NAVELLIER            SERIES
                                                       PERFORMANCE         AGGRESSIVE
                                                       AGGRESSIVE           SMALL CAP
                                                        SMALL CAP            EQUITY             PRO FORMA           PRO FORMA
                                                        PORTFOLIO           PORTFOLIO          ADJUSTMENTS          COMBINED
                                                       (UNAUDITED)          (AUDITED)          (UNAUDITED)         (UNAUDITED)
                                                       -----------        ------------         -----------        ------------

INVESTMENT INCOME
   Interest                                            $        -         $   603,796           $       -             603,796
   Dividends                                                    -             171,544                   -             171,544
                                                       ----------         -----------           ---------         -----------
   Total Investment Income                                      -             775,340                   -             775,340
                                                       ----------         -----------           ---------         -----------

EXPENSES
   Investment Advisory Fee                                      -           2,323,690            (185,895)          2,137,795
   Administrative Fee                                           -             464,738                   -             464,738
   Transfer Agent and Custodian Fee                             -             330,390             (20,000)            310,390
   Registration Fees                                            -             108,309                   -             108,309
   Shareholder Reports and Notices                              -              62,983             (15,000)             47,983
   Legal Fees                                                   -              60,915             (45,000)             15,915
   Trustees' Fees and Expenses                                  -              51,381             (28,800)             22,581
   Audit Fees                                                   -              19,600             (10,000)              9,600
   Organizational Expense                                       -               8,053              18,118              26,171
   Other Expenses                                               -              18,743             (10,000)              8,743
                                                       ----------         -----------           ---------         -----------
     Total Expenses                                             -           3,448,802            (296,577)          3,152,225
   Less Expenses Reimbursed by Investment Adviser               -            (195,636)            (75,213)           (270,849)
                                                       ----------         -----------           ---------         -----------
   Net Expenses                                                 -           3,253,166            (371,790)          2,881,376
                                                       ----------         -----------           ---------         -----------
NET INVESTMENT LOSS                                             -          (2,477,826)            371,790          (2,106,036)
                                                       ----------         -----------           ---------         -----------
Net Realized Gain on Investment Transactions                    -             463,797                   -             463,797
Net Change in Unrealized Appreciation of Investments            -          18,466,247                   -          18,466,247
                                                       ----------         -----------           ---------         -----------
NET GAIN ON INVESTMENTS                                         -          18,930,044                   -          18,930,044
                                                       ----------         -----------           ---------         -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $        -         $16,452,218           $ 371,790         $16,824,008
                                                       ----------         -----------           ---------         -----------
                                                       ----------         -----------           ---------         -----------


SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

              NAVELLIER PERFORMANCE AGGRESSIVE SMALL CAP PORTFOLIO
                                       AND
             NAVELLIER SERIES AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 1996
                                   (UNAUDITED)


1.   BASIS OF PRESENTATION

     Subject to approval of the Agreement and Plan of Reorganization (Agreement) by the shareholders of The Navellier Aggressive Small Cap Equity Portfolio (the Portfolio), a series of The Navellier Series Fund, the Navellier Aggressive Small Cap Portfolio (the Acquiring Fund), a separate portfolio of The Navellier Performance Funds would acquire substantially all of the assets of the Portfolio in exchange for shares of the Acquiring Fund at the net asset value of the Acquiring Fund as of the Valuation Date as defined in the Agreement (the Reorganization). Shares of the Acquiring Fund would then be distributed pro-rata to the shareholders of the Portfolio.

     The pro forma information is intended to provide the shareholders of the Portfolio with information about the impact of the proposed merger by showing how it might have affected historical financial statements if the transaction had been consummated at an earlier time. The pro forma combined Schedule of Investments and Statement of Assets and Liabilities have been presented as if the proposed merger had taken place on December 31, 1996; the pro forma combined Statement of Operations for the year ended December 31, 1996, has been presented as if the proposed merger had taken place on January 1, 1996. This information is based upon historical financial statement data giving effect to the pro forma adjustments described below. The accounting policies of the Portfolio and the Acquiring Fund are not materially different. The pro forma financial statements should be read in conjunction with the separate financial statements of the Portfolio and the Acquiring Fund incorporated by reference into this Registration Statement on Form N-14.

2.   PRO FORMA ADJUSTMENTS

     A. The pro forma combined Statement of Assets and Liabilities reflects the number of shares that will be outstanding after the conversion of the Portfolio shares (the converted shares) into Acquiring Fund shares as part of the Agreement. The converted shares are calculated by dividing the total net assets of the Portfolio by the net asset value per share of the Acquiring Fund. These converted shares are then added to the shares outstanding in the Acquiring Fund to arrive at the combined shares outstanding.

     B. The pro forma combined Statement of Operations of the Portfolio and the Acquiring Fund reflects the net decrease in Investment Advisory Fee expense and other operating expenses and a net increase in Net Investment Income resulting from the expected lower expense ratio of the Acquiring Fund after the proposed merger. The Portfolio pays Navellier Management, Inc., the fund's Investment Adviser, an advisory fee at an annual rate of 1.25% of the average daily net assets of the Portfolio. The Acquiring Fund will pay an advisory fee at an annual rate of 1.15% of the average daily net assets of the Acquiring Fund. Other operating expenses are estimated to be reduced as the merger should permit the reduction or elimination of certain duplicative costs and expenses presently incurred for services that are separately performed for both the Portfolio and the Acquiring Fund and by the wavier by the investment advisor of an estimated $270,849 of expenses advanced by the investment advisor thereby reducing the total operating expenses from an estimated 1.86% to an estimated 1.55%

3.   COSTS AND EXPENSES OF REORGANIZATION
     Navellier Management, Inc., the investment adviser to the Acquiring Fund, will bear all the costs and expenses related to the Reorganization (including costs of the N-14 filing, shareholder efforts to compel the shareholder meeting on the Reorganization and Navellier's proxy solicitation efforts).

4. As a result of the Reorganization, the investment advisor will lose its right to reimbursement of the remaining $18,118 in unamortized organizational expenses.

5. The maximum offering price per share after the Reorganization would be equal to the net asset value per share because no sales charge would be imposed on the sale of shares after the Reorganization.

                           THE NAVELLIER PERFORMANCE FUNDS
                              PART C.  OTHER INFORMATION


ITEM 15.                           INDEMNIFICATION

The Navellier Performance Funds (the "Registrant" or the "Trust") is an unincorporated voluntary association, organized under the laws of the State of Delaware as a business trust, and is operated pursuant to its Declaration of Trust, dated October 17, 1995 (the "Declaration of Trust"), its By-Laws, and the laws of the State of Delaware, which permit the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to Delaware Code Ann. title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02, of the Declaration of Trust of the Registrant states that the Trust shall indemnify any present or former trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit, or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body either to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by the Registrant is against public policy as expressed in the 1993 Act and will be governed by the final adjudication of such issue.

ITEM 16.                               EXHIBITS

(1)       Declaration of Trust Registrant.(1)
(2)       By-Laws of Registrant.(1)
(3)       Voting Trust Agreement.(2)
(4)       Agreement and Plan of Reorganization.(3)


-----------------------------

(1) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A previously filed December 8, 1995 (Registration Nos. 33-80195 and 811-9142).

(2)       None.


(3)       Incorporated by reference to Registrant's N-14 filed March 7, 1997.

(5)       Specimen share certificate.(2)

(6) Form of Management Contract between the Navellier Aggressive Small Cap Portfolio of The Navellier Performance Funds and Navellier Management, Inc.(1)

(7)       Form of Underwriting Agreement.(1)
(8)       Bonus, Profit Sharing, or Pension Plans.(2)
(9) Form of Custody Agreement between Registrant and Rushmore Trust & Savings, Bank F.S.B.(1)
(10)      Form of Rule 12b-1 Distribution Plan.(1)(5)
(11) Opinion of Samuel Kornhauser regarding the legality of securities being registered.(4)
(12) Opinion of Samuel Kornhauser regarding certain tax matters and consequences to shareholders discussed in Part A.(4)
(13) Form of Administrative Services Agreement between Registrant and Navellier Management, Inc.(1)
(14)(a) Consent of Deloitte & Touche, independent accountants for Registrant.(4)(6)

(14)(b) Consent of Deloitte & Touche, independent accountants for The formerly named Navellier Series Fund.(4)(6)

(14)(c)   Consent of Samuel Kornhauser (see exhibit (11)).
(14)(d)   Consent of Samuel Kornhauser (see exhibit (12)).
(15)      Financial Statements Omitted Pursuant to Item 14(a)(1).(2)
(16)      Powers of Attorney.(1)
(17)      Rule 24f-2 Notice.(4)(3)


ITEM 17                              UNDERTAKINGS

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


-----------------------------

(5) Incorporated by reference from Post-effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed November 26, 1996.

(4)       Filed herewith


(6) Incorporated by reference to Registratant's N-14 filing filed March 7, 1997. The consents are not being updated because there have been no material changes in the financial statements since the filing of Registrant's N-14 on March 7, 1997.

                                      SIGNATURES


As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Reno and the State of Nevada, on the 5th day of June, 1997.


                                   Registrant:

                                   THE NAVELLIER PERFORMANCE FUNDS



                              BY:
                                   -----------------------------------------
                                   Louis Navellier
                                   Chairman of the Board


As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                              TITLE                         DATE
----------                              -----                         ----


----------------------------       Chairman of The               June 5, 1997
Louis Navellier                    Board, President,
                                   Treasurer, Trustee.

----------------------------       Trustee                       June 5, 1997
Joel Rossman

----------------------------       Trustee                       June 5, 1997
Barry Sander

----------------------------       Trustee                       June 5, 1997
Jacques Delacroix

----------------------------       Trustee                       June 5, 1997
Arnold Langsen

                                     EXHIBITS TO
                                        PART C